                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-04297

                                   VANECK FUNDS
               (Exact name of registrant as specified in charter)

                      666 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                      666 THIRD AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2016

Item 1. Report to Shareholders

ANNUAL REPORT
December 31, 2016

VanEck Funds

CM Commodity Index Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2016.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

CM COMMODITY INDEX FUND

December 31, 2016 (unaudited)

Dear Shareholder:

The CM Commodity Index Fund (the “Fund”) returned 15.01% (Class A shares, excluding sales charge) for the 12 months ended December 31, 2016. The Fund seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index (“CMC Index”).1 Unlike traditional indices, which tend to provide exposure only to short-term futures contracts, the CMC Index, with its constant maturity approach, spreads its exposure across multiple maturities. By doing so, the CMC Index seeks to reduce the adverse effects of negative roll which can cause performance lag in traditional indices.

The CMC Index returned 16.58% during the period.2 The Fund and the CMC Index each comfortably outperformed both the S&P® GSCI Index (SPGSCI),3 which gained 11.37% and the Bloomberg Commodity Index (BCOM),4 which also gained 11.77%.

The outperformance of the CMC Index versus its peer commodity indices is largely attributable to the weighting and performance of the CMC Index’s Energy, Industrial Metals, and Agriculture sectors. The relative contribution from each of these sectors was higher in the CMC Index compared to BCOM and although the contribution from Energy was higher in the SPGSCI, the Industrial Metals’ and Agriculture’s contribution to performance was higher in CMC Index.

Market Overview

The CMC Index performed strongly and gained almost 30% from the January 2016 low. We believe this marked an important cyclical low for commodities. During the year, sharp reductions in producer investment helped rebalance over-supplied markets and, as we look ahead to 2017, consumption should outpace supply in several sectors.

The surprise election of Donald Trump as the 45th U.S. president has introduced both stronger demand expectations for commodities and some potential risks. Following the election, both the energy and industrial metals sectors continued their strong performance and led the CMC Index for both the fourth quarter and the year on expectations of strong pro-growth policies from the new Trump administration.

The U.S. dollar also rose sharply, along with equity markets, following the election. This caused a similarly sharp decline in precious metals’ prices. Should the U.S. dollar’s rise take it to the point of being overvalued, it could become a headwind for commodity demand more broadly. A

1

CM COMMODITY INDEX FUND

(unaudited) (continued)

further risk for commodity demand in 2017 would be possible trade restrictions coming from the Trump administration.

Although there are some risks, with markets mostly rebalanced, 2017 should be another good year for commodities. Commodity cycles generally last several years and, although the strong U.S. dollar could be a short-term headwind, we expect prices to continue to rise over time.

For the 12 month period, all sectors in the CMC Index, except for livestock, were up, several significantly. Energy was the strongest sector, followed by industrial metals, precious metals, and agriculture. All commodity components of the CMC Index except four (corn, wheat, live hogs, and live cattle), rose during the period under review. Zinc was the best performing individual commodity component of the CMC Index with a gain of 57.98% during the period.

From a sector performance perspective, the CMC Index outperformed both BCOM and SPGSCI in the energy, precious metals, and agriculture sectors. In the industrial metals and livestock sectors it underperformed only BCOM. Due to the CMCI Index’s higher target weighting to industrial metals (combined with better roll yields in the sector), industrial metals contributed to the CMCI Index’s overall outperformance of BCOM.

January 1 - December 31, 2016 Index Sector Performances

	CMC Index	BCOM	SPGSCI
Energy	23.12%	16.27%	18.06%
Industrial Metals	18.45%	19.92%	17.56%
Precious Metals	9.84%	9.50%	8.42%
Agriculture	8.78%	2.10%	-4.23%
Livestock	-6.69%	-5.63%	-7.28%

Source: Bloomberg. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue. The performance shown for the indices does not reflect fees and charges, which are assessed with the purchase and ownership of the Fund. Indices are not securities in which investments can be made.

During the 12 month period, the Fund continued to utilize commodity index-linked swaps as an effective means of gaining exposure to the CMC Index. While there are costs associated with the use of swaps, we continue to believe it is the most effective way of replicating the CMC Index’s commodity exposures and weights.

2

Fund Review — Performance Drivers

Fund performance for the 12 month period was derived primarily from swap contracts on the CMC Index. Contracts outstanding as of December 31, 2016 are presented in the Fund’s Consolidated Schedule of Investments.

Of the five sectors represented in the CMC Index, the energy sector was the best performer, up 23.12% over the 12 month period, with heating oil being the best performing commodity component within the sector and natural gas the worst. Within the industrial metals sector (up 18.45%), zinc was the best performing metal and aluminum was the worst. Both gold and silver provided positive returns in the precious metals sector (up 9.84%), with gold the better performer of the two. Sugar #11 was the best performing commodity in the agriculture sector (up 8.78%), and wheat was the worst.

In the remaining sector – livestock (down 6.69%) – both lean hogs and live cattle provided negative returns with live cattle performing slightly the worse of the two.

Fund Review — Roll Yield

The CMC Index roll yield5 outperformed both the BCOM and SPGSCI in all sectors except livestock, in which it still outperformed BCOM. The livestock sector provided the CMC Index and SPGSCI with the only positive roll yields recorded by any indices in any sector over the 12 month period. All three indices suffered from significant negative roll yields in energy sector and the roll yield of each index in each of the industrial metals, precious metals, and agriculture sectors was also negative.

From 12/31/2015	To 12/31/2016	Composite	Energy	Industrial Metals
ROLL YIELD	CMC Index	-5.55%	-10.74%	-1.24%
ROLL YIELD	BCOM	-9.54%	-21.66%	-1.94%
ROLL YIELD	SPGSCI	-13.13%	-20.42%	-1.45%

From 12/31/2015	To 12/31/2016	Precious Metals	Agriculture	Livestock
ROLL YIELD	CMC Index	-1.17%	-3.21%	2.20%
ROLL YIELD	BCOM	-1.35%	-5.87%	-0.09%
ROLL YIELD	SPGSCI	-1.22%	-6.98%	2.95%

Source: VanEck, Bloomberg. Past performance is not guarantee of future results; current performance may be lower or higher that the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an index.

3

CM COMMODITY INDEX FUND

(unaudited) (continued)

Commodities are assets that have tangible properties, such as oil, metals, and agriculture. Commodities and commodity- linked derivatives may be affected by overall market movements and other factors that affect the value of a particular industry or commodity such as weather, disease, embargoes or political or regulatory developments. The value of a commodity-linked derivative is generally based on price movements of a commodity, a commodity futures contract, a commodity index or other economic variables based on the commodity markets. Derivatives use leverage, which may exaggerate a loss. The Fund is subject to the risks associated with its investments in commodity-linked derivatives, risks of investing in wholly owned subsidiary, risk of tracking error, risks of aggressive investment techniques, leverage risk, derivatives risks, counterparty risks, non-diversification risk, credit risk, concentration risk and market risk. The use of commodity-linked derivatives such as swaps, commodity-linked structured notes and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative’s cost. At any time, the risk of loss of any individual security held by the Fund could be significantly higher than 50% of the security’s value. Investment in commodity markets may not be suitable for all investors. The Fund’s investment in commodity-linked derivative instruments may subject the fund to greater volatility than investment in traditional securities. For a description of these and other risk considerations, please refer to the Fund’s prospectus and summary prospectus, which should be read carefully before you invest. Again, the Fund offers investors exposure to the broad commodity markets, currently by investing in a combination of commodity-linked structured notes and swaps. The Fund has obtained a private letter ruling from the IRS confirming that the income produced by certain types of structured notes constitutes “qualifying income.”

4

We appreciate your participation in the CM Commodity Index Fund, and we look forward to helping you meet your investment goals in the future.

Roland Morris, Jr.	Gregory F. Krenzer
Portfolio Manager	Deputy Portfolio Manager
January 19, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

[1]	UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index diversified across 27 commodities futures contracts from within five sectors. The CMC Index is comprised of futures contracts with maturities ranging from around three months to over three years for each commodity, depending on liquidity.

[2]	The Fund is passively managed and may not hold each CMC Index component in the same weighting as the CMC Index and is subject to certain expenses that the CMC Index is not. The Fund thus may not exactly replicate the performance of the CMC Index.

[3]	S&P® GSCI Index (SPGSCI) is composed of futures contracts on 24 physical commodities, with high energy concentration and limited diversification. SPGSCI buys and sells short-term futures contracts.

[4]	Bloomberg Commodity Index (BCOM) is composed of futures contracts on 22 physical commodities covering five sectors, specifically energy, petroleum, precious metals, industrial metals, gains, livestock and soft commodities.

[5]	Roll yield is the amount of return generated during periods of backwardation, while negative roll yield refers to the amount of return lost during periods of contango. Roll yield is calculated as equal to [(1+Excess Return)/(1+Spot Return)] - 1.
5

CM COMMODITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-CMCAX	Class A-CMCAX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	CMC Index
One Year	8.34%	15.01%	16.58%
Five Year	(9.54)%	(8.45)%	(7.14)%
Life*	(9.29)%	(8.40)%	(7.10)%

Average Annual	Class I-COMIX	Class I-COMIX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	CMC Index
One Year	n/a	15.18%	16.58%
Five Year	n/a	(8.17)%	(7.14)%
Life*	n/a	(8.11)%	(7.10)%

Average Annual	Class Y-CMCYX	Class Y-CMCYX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	CMC Index
One Year	n/a	15.24%	16.58%
Five Year	n/a	(8.18)%	(7.14)%
Life*	n/a	(8.13)%	(7.10)%
6

* Inception date for the Fund was 12/31/10 (Class A, Class I, and Class Y).

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The UBS Bloomberg Constant Maturity Commodity Total Return Index (CMC Index) is a rules-based, composite benchmark index representing a basket of commodities futures contracts with 27 components, diversified across 24 underlying commodities from the following sectors: energy, precious metals, industrial metals, agriculture, and livestock.

7

CM COMMODITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

					Expenses Paid
			Ending		During the Period*
		Beginning	Account Value	Annualized	July 1, 2016 -
		Account Value	December 31,	Expense Ratio	December 31,
		July 1, 2016	2016	During Period	2016
CM Commodity Index Fund
Class A	Actual	$1,000.00	$1,022.10	0.95%	$4.83
	Hypothetical**	$1,000.00	$1,020.36	0.95%	$4.82
Class I	Actual	$1,000.00	$1,023.60	0.65%	$3.31
	Hypothetical**	$1,000.00	$1,021.87	0.65%	$3.30
Class Y	Actual	$1,000.00	$1,023.80	0.70%	$3.56
	Hypothetical**	$1,000.00	$1,021.62	0.70%	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
9

CM COMMODITY INDEX FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

Principal
Amount		Value

SHORT-TERM INVESTMENTS: 99.4%

United States Treasury Obligations: 95.2%
	United States
	Treasury Bills
$50,000,000	0.01%, 03/09/17 (a)	$49,956,700
45,000,000	0.27%, 01/12/17 (a)	44,996,119
35,000,000	0.33%, 01/19/17 (a)	34,994,190
30,000,000	0.47%, 03/02/17	29,975,940
45,000,000	0.51%, 03/23/17 (a)	44,950,635
50,000,000	0.52%, 03/30/17	49,941,000
30,000,000	0.53%, 03/16/17 (a)	29,970,300
		284,784,884
Number
of Shares		Value

Money Market Fund: 4.2%
12,547,533	AIM Treasury Portfolio - Institutional Class	$12,547,532
Total Short-term Investments (Cost: $297,321,834)		297,332,416
Other assets less
liabilities: 0.6%		1,801,252
NET ASSETS: 100.0%		$299,133,668

Total Return Swap Contracts—As of December 31, 2016, the Fund had an outstanding swap contract with the following terms:

Long Exposure
			Rate paid		% of
Counter-	Referenced	Notional	by the	Termination	Net	Unrealized
party	Obligation	Amount	Fund (b)	Date	Assets	Depreciation
UBS Bloomberg
Constant Maturity
Commodity Index
UBS AG	Total Return	$299,770,000	0.99%	01/18/17	(0.1)%	$(300,234)

(a)	All or a portion of these securities are segregated for swap collateral. Total value of securities segregated is $48,965,714.

(b)	The rate shown reflects the rate in effect at the end of the reporting period: 0.43% + rate of the 3 Month T-Bill.

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Government	95.8%	$284,784,884
Money Market Fund	4.2	12,547,532
	100.0%	$297,332,416

See Notes to Financial Statements

10

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Money Market Fund	$12,547,532	$—	$—	$12,547,532
United States Treasury Obligations	—	284,784,884	—	284,784,884
Total	$12,547,532	$284,784,884	$—	$297,332,416
Other Financial Instruments:
Swap Contract	$—	$(300,234)	$—	$(300,234)

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

11

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value (Cost: $297,321,834)	$297,332,416
Receivables:
Shares of beneficial interest sold	3,083,070
Due from Adviser	4,088
Dividends and interest	3,116
Prepaid expenses	6,597
Total assets	300,429,287
Liabilities:
Total return swap contracts, at value	300,234
Payables:
Shares of beneficial interest redeemed	751,617
Due to Distributor	5,501
Deferred Trustee fees	82,561
Accrued expenses	155,706
Total liabilities	1,295,619
NET ASSETS	$299,133,668
Class A Shares:
Net Assets	$26,834,815
Shares of beneficial interest outstanding	5,636,694
Net asset value and redemption price per share	$4.76
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$5.05
Class I Shares:
Net Assets	$136,709,883
Shares of beneficial interest outstanding	28,137,155
Net asset value, offering and redemption price per share	$4.86
Class Y Shares:
Net Assets	$135,588,970
Shares of beneficial interest outstanding	27,979,425
Net asset value, offering and redemption price per share	$4.85
Net Assets consist of:
Aggregate paid in capital	$328,939,738
Net unrealized depreciation	(289,651)
Accumulated net investment loss	(29,515,398)
Accumulated net realized loss	(1,021)
$299,133,668

See Notes to Financial Statements

12

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Income:
Dividends	$34,316
Interest	631,318
Foreign taxes withheld	(230)
Total income	665,404
Expenses:
Management fees	1,912,812
Distribution fees - Class A	62,620
Transfer agent fees - Class A	50,967
Transfer agent fees - Class I	93,031
Transfer agent fees - Class Y	179,138
Custodian fees	4,984
Professional fees	36,807
Registration fees - Class A	9,718
Registration fees - Class I	10,395
Registration fees - Class Y	6,609
Reports to shareholders	53,684
Insurance	14,842
Trustees’ fees and expenses	57,354
Interest	122
Other	14,326
Total expenses	2,507,409
Waiver of management fees	(718,615)
Net expenses	1,788,794
Net investment loss	(1,123,390)
Net realized gain on:
Investments sold	236
Swap contracts	32,818,174
Net realized gain	32,818,410
Net change in unrealized appreciation (depreciation) on:
Investments	10,317
Swap contracts	4,998,609
Net change in unrealized appreciation	5,008,926
Net Increase in Net Assets Resulting from Operations	$36,703,946

See Notes to Financial Statements

13

CM COMMODITY INDEX FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
Operations:
Net investment loss	$(1,123,390)	$(1,472,446)
Net realized gain (loss)	32,818,410	(72,842,551)
Net change in unrealized appreciation (depreciation)	5,008,926	13,565,140
Net increase (decrease) in net assets resulting from operations	36,703,946	(60,749,857)
Dividends to shareholders from:
Net investment income
Class A Shares	(2,410,782)	—
Class I Shares	(12,539,296)	—
Class Y Shares	(11,855,207)	—
Total dividends	(26,805,285)	—
Share transactions:
Proceeds from sale of shares
Class A Shares	16,728,596	28,660,460
Class I Shares	57,528,471	82,218,008
Class Y Shares	61,994,025	90,655,833
	136,251,092	201,534,301
Reinvestment of dividends
Class A Shares	2,183,162	—
Class I Shares	12,258,628	—
Class Y Shares	11,310,777	—
	25,752,567	—
Cost of shares redeemed
Class A Shares	(21,573,418)	(24,104,255)
Class I Shares	(45,443,986)	(104,784,959)
Class Y Shares	(25,312,891)	(44,775,284)
	(92,330,295)	(173,664,498)
Net increase in net assets resulting from share transactions	69,673,364	27,869,803
Total increase (decrease) in net assets	79,572,025	(32,880,054)
Net Assets:
Beginning of year	219,561,643	252,441,697
End of year #	$299,133,668	$219,561,643
# Including accumulated net investment loss	$(29,515,398)	$(1,460,419)

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2016		2015		2014	2013		2012
Net asset value, beginning of year	$4.55		$6.09		$7.59	$8.26		$8.16
Income from investment operations:
Net investment loss	(0.03	)(b)	(0.05	)(b)	(0.13)	(0.05)		(0.06)
Net realized and unrealized gain (loss) on investments	0.71		(1.49)		(1.37)	(0.60)		0.12
Payment from Adviser	—		—		—	—	(c)(d)	0.04	(e)
Total from investment operations	0.68		(1.54)		(1.50)	(0.65)		0.10
Less distributions
Net investment income	(0.47)		—		—	(0.02)		—
Net asset value, end of year	$4.76		$4.55		$6.09	$7.59		$8.26
Total return (a)	15.01%		(25.29)%		(19.76)%	(7.87	)%(d)	1.23	%(e)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$26,835		$28,678		$32,484	$69,026		$53,628
Ratio of gross expenses to average net assets	1.31%		1.25%		1.28%	1.31%		1.39%
Ratio of net expenses to average net assets	0.95%		0.95%		0.95%	0.95%		0.95%
Ratio of net expenses, excluding interest expense, to average net assets	0.95%		0.95%		0.95%	0.95%		0.95%
Ratio of net investment loss to average net assets	(0.70)%		(0.92)%		(0.89)%	(0.87)%		(0.86)%
Portfolio turnover rate	0%		0%		0%	0%		0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2013, 0.01% of the Class A total return, representing $0.001 per share for Class A, consisted of a payment by the Adviser.
(See Note 3).
(e)	For the year ended December 31, 2012, 0.49% of the Class A total return, representing $0.04 per share for Class A, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

15

CM COMMODITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2016		2015		2014	2013		2012
Net asset value, beginning of year	$4.63		$6.16		$7.67	$8.32		$8.19
Income from investment operations:
Net investment loss	(0.02	)(b)	(0.03	)(b)	(0.02)	—		(0.04)
Net realized and unrealized gain (loss) on investments	0.72		(1.50)		(1.49)	(0.63)		0.13
Payment from Adviser	—		—		—	—	(c)(d)	0.04	(e)
Total from investment operations	0.70		(1.53)		(1.51)	(0.63)		0.13
Less distributions
Net investment income	(0.47)		—		—	(0.02)		—
Net asset value, end of year	$4.86		$4.63		$6.16	$7.67		$8.32
Total return (a)	15.18%		(24.84)%		(19.69)%	(7.57	)%(d)	1.59	%(e)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$136,710		$107,459		$173,829	$130,176		$56,868
Ratio of gross expenses to average net assets	0.91%		0.90%		0.85%	0.95%		1.01%
Ratio of net expenses to average net assets	0.65%		0.65%		0.65%	0.65%		0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%		0.65%		0.65%	0.65%		0.65%
Ratio of net investment loss to average net assets	(0.39)%		(0.62)%		(0.60)%	(0.57)%		(0.56)%
Portfolio turnover rate	0%		0%		0%	0%		0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2013, 0.01% of the Class I total return, representing $0.001 per share for Class I, consisted of a payment by the Adviser. (See Note 3).
(e)	For the year ended December 31, 2012, 0.49% of the Class I total return, representing $0.04 per share for Class I, consisted of a payment by the Adviser. (See Note 3).

See Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2016		2015		2014	2013		2012
Net asset value, beginning of year	$4.62		$6.15		$7.66	$8.31		$8.18
Income from investment operations:
Net investment loss	(0.02	)(b)	(0.04	)(b)	(0.06)	(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	0.72		(1.49)		(1.45)	(0.60)		0.12
Payment from Adviser	—		—		—	—	(c)(d)	0.04	(e)
Total from investment operations	0.70		(1.53)		(1.51)	(0.63)		0.13
Less distributions
Net investment income	(0.47)		—		—	(0.02)		—
Net asset value, end of year	$4.85		$4.62		$6.15	$7.66		$8.31
Total return (a)	15.24%		(24.88)%		(19.71)%	(7.58	)%(d)	1.59	%(e)
Ratios/Supplemental Data
Net assets, end of year (000’s)	$135,589		$83,425		$46,129	$56,248		$29,760
Ratio of gross expenses to average net assets	0.99%		1.00%		1.00%	1.07%		1.30%
Ratio of net expenses to average net assets	0.70%		0.70%		0.70%	0.70%		0.70%
Ratio of net expenses, excluding interest expense, to average net assets	0.70%		0.70%		0.70%	0.70%		0.70%
Ratio of net investment loss to average net assets	(0.43)%		(0.67)%		(0.65)%	(0.62)%		(0.60)%
Portfolio turnover rate	0%		0%		0%	0%		0%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	For the year ended December 31, 2013, 0.01% of Class Y total return, representing $0.001 per share, consisted of a payment by the Adviser (See Note 3).
(e)	For the year ended December 31, 2012, 0.49% of Class Y total return, representing $0.04 per share, consisted of a payment by the Adviser (See Note 3).

See Notes to Financial Statements

17

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Funds (the “Trust”) (formerly known as Van Eck Funds) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The CM Commodity Index Fund (the “Fund”) is a diversified series of the Trust and seeks to track, before fees and expenses, the performance of the UBS Bloomberg Constant Maturity Commodity Total Return Index. The Fund may effect certain investments through the Commodities Series Fund I Subsidiary (the “Subsidiary”), a wholly-owned subsidiary. The Fund offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge. The Van Eck Absolute Return Advisers Corporation (the”Adviser”) is the investment adviser to the Fund and its Subsidiary.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity
18

are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Swap contracts are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the net change in value, if any, is regarded as an unrealized gain or loss and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Consolidated Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:
19

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Consolidated Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Consolidated Schedule of Investments.

B.	Basis for Consolidation—The Commodities Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on June 26, 2009. Consolidated financial statements of the Fund, present the financial position and results of operations for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2016, the Fund held $63,002,310 in its Subsidiary, representing 21% of the Fund’s net assets.

C.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly owned subsidiary of the Fund is classified as controlled foreign corporations (“CFC”) under the Code. For U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund investment company taxable income. Net losses of the CFC cannot be deducted by the Fund in the current year nor carried forward to offset taxable income in future years.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.
20

E.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below as well as in the Consolidated Schedule of Investments.

At December 31, 2016, the Fund held the following derivatives (not designated as hedging instruments under GAAP):

Liabilities Derivatives
Commodities Futures Risk
Swap contracts[1]	$ 300,234

[1]	Statement of Assets and Liabilities location: Total return swap contracts, at value
21

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

The impact of transactions in derivative instruments, during the year ended December 31, 2016, were as follows:

Commodities Futures Risk
Realized gain (loss):
Swap contracts[1]	$32,818,174

Net change in unrealized appreciation (depreciation):
Swap contracts[2]	4,998,609

[1]	Statement of Operations location: Net realized gain (loss) on swap contracts
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

Total Return Swaps—The Fund may enter into total return swaps in order take a “long” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty. Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. The total return swap position held by the Fund at December 31, 2016 is reflected in the Fund’s Consolidated Schedule of Investments. The average monthly notional amount was $255,333,385 during the year ended December 31, 2016.

F.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments.

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statement of Assets and Liabilities, subject to master netting agreement or similar agreements, as
22

well as financial collateral received or pledged (including cash collateral) as of December 31, 2016. Refer to the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities for collateral received or pledged as of December 31, 2016.

	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments and Collateral Pledged	Net Amount

Total return swap contracts	$300,234	$ —	$300,234	$300,234	$ —

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has agreed, through May 1, 2017, to voluntarily waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2016, are as follows:

23

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

		Waiver of
	Expense	Management
	Limitation	Fees
Class A	0.95%	$90,738
Class I	0.65	310,796
Class Y	0.70	317,081

The Adviser agreed to reimburse the Fund through January 14, 2013 for certain swap trading costs as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2013	2012
CM Commodity Index Fund	$24,470	$519,638

The total return impact of the reimbursement to the Fund and per share amounts are reflected in the Financial Highlights.

For the year ended December 31, 2016, Van Eck Securities Corporation (the “Distributor”), and affiliate of the Adviser, received a total of $7,818 in sales loads relating to the sale of shares of the Fund, of which $6,701 was reallowed to broker/dealers and the remaining $1,117 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—During the year ended December 31, 2016, the Fund had no purchases and sales of investments, other than U.S. government securities and short-term obligations.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2016 was $291,302,758 and net unrealized appreciation aggregated to $5,686,467 of which $35,119,765 related to appreciated securities and $29,433,298 related to depreciated securities.

At December 31, 2016, the components of accumulated earnings, on a tax basis, were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(1,021)
Other temporary difference	(82,560)
Unrealized depreciation	(29,722,489)
Total	$(29,806,070)
24

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
Ordinary income	$26,805,285	$—

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short-Term Capital Losses
$1,021

During the year ended December 31, 2016, as a result of permanent book to tax differences, the Fund increased accumulated net investment loss by $126,304, decreased accumulated net realized gain on investments by $32,818,410 and increased aggregated paid in capital by $32,944,714. Net assets were not affected by this reclassification. The difference was due to investment in a controlled foreign corporation.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s consolidated financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Consolidated Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may invest in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity futures contracts and options on futures contracts that provide economic exposure to the investment returns of the commodities markets. The use of derivatives, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivative instruments can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index or reference rate. Derivative strategies often involve leverage, which may

25

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and economic events and regulatory developments. Exposure to the commodities markets, such as precious metals, industrial metals, gas and other energy products and natural resources, may subject the Fund to greater volatility than investments in traditional securities.

Swap agreements entered into by the Fund may be considered less liquid than other securities and may be with a limited number of issuers which could result in greater counterparty risk. Changes in laws or government regulations by the United States and/or the Cayman Islands could adversely affect the operations of the Fund.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Class A
Shares sold	3,400,293	5,553,439
Shares reinvested	463,516	—
Shares redeemed	(4,525,490)	(4,592,928)
Net increase (decrease)	(661,681)	960,511
Class I
Shares sold	11,767,771	14,866,403
Shares reinvested	2,548,571	—
Shares redeemed	(9,410,998)	(19,840,653)
Net increase (decrease)	4,905,344	(4,974,250)
Class Y
Shares sold	12,862,494	18,692,661
Shares reinvested	2,361,331	—
Shares redeemed	(5,312,430)	(8,123,890)
Net increase	9,911,395	10,568,771
26

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Trust (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings.

During the year ended December 31, 2016, the Fund had an average daily loan balance of $824,772 during the two day period for which a loan was outstanding and the average interest rate was 1.75%. At December 31, 2016, the Fund had no outstanding borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Consolidated Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Consolidated Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Funds’ ability to meet its obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for

27

VANECK CM COMMODITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

investment companies—Form N-PORT and Form N-CEN—also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of VanEck Funds and Shareholders of CM Commodity Index Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of CM Commodity Index Fund (one of the series constituting VanEck Funds) (the “Fund”) as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of CM Commodity Index Fund (one of the series constituting VanEck Funds) at December 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

29

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	12	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

30

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	70	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	70	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014.	12	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
31

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
32

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
33

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	CMCIAR

ANNUAL REPORT
December 31, 2016

VanEck Funds

Emerging Markets Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2016.

PRIVACY NOTICE
(unaudited)

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Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
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For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE
(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
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We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
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Definitions
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■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.
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Other important information
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EMERGING MARKETS FUND
December 31, 2016 (unaudited)

Dear Shareholder:

The Emerging Markets Fund (the “Fund”) returned -0.43% (Class A shares, excluding sales charge) during the 12 month period ended December 31, 2016, and underperformed the MSCI Emerging Markets Index (MSCI EM),1 its benchmark index, which gained 11.60% over the same period.

The most significant reason behind the underperformance of the Fund this year has been style. The Fund employs an all-cap strategy, focusing on structural growth. Analyzing emerging markets performance in 2016, certain elements stand out. These are interconnected and they combined to affect materially, and adversely, our performance following a very successful period for the Fund. A rebound in commodities led to a leveraged performance of the commodity-based stocks, countries, and currencies in emerging markets. The Fund eschews investment in many of the largest stocks in this space, because of its cyclical nature, combined with concerns about a high degree of state ownership.

In addition, large-capitalization stocks (some of which are commodity equities) were clear winners this year. Both cyclical and large-cap stocks performed well after a number of years of underperformance, as large-cap value which, in many cases, crosses over with cyclical sectors (materials and energy) will have periods of outperformance over growth. For example, in a review of growth versus value in emerging markets, value outperformed in much of the 2000s as commodity companies led other facets of emerging markets. Following the financial crisis, growth has since outperformed, as consumer stocks began to rally. 2016 breaks this trend, however, our sense is that we are far closer to the end of this short transitional period of outperformance of value than the beginning, and we have focused over the past year on positioning in companies that will benefit when regime change means investors once again favor high-quality growth over low-quality, large-cap cyclicals.

In our opinion, the outperformance of cyclical stocks is unsustainable over the medium- to longer-term, and we remain disciplined in our strategy of investing in structural growth throughout the capitalization range. We believe this approach has served our investors well over time.

Fund Review

On a sector level, consumer staples/discretionary and financials helped the Fund’s relative performance in 2016, while industrials and information technology detracted the most from performance. On a country level,

1

EMERGING MARKETS FUND

(unaudited) (continued)

China and Russia were the largest detractors from relative performance. Thailand and the Philippines aided performance. Small- and mid-cap stocks accounted for more than 80% of the relative underperformance versus the benchmark in 2016.

Our top five performing stocks were companies from across the globe. In India, Yes Bank Ltd. (3.2% of Fund net assets†), a high-quality, private sector bank, benefited from both improving loan growth and widening lending spreads. This led to significant results as has the bank’s focus on retail as opposed to commercial business opportunities. In addition, as it becomes clear that the current government is unlikely to recapitalize the overly indebted state-owned banking sector, the well-managed private banks are positioned to take considerable market share.

As a Brazilian real holding, BB Seguridade Participações (1.1% of Fund net assets†), the insurance arm of the largest Latin America-based bank Banco do Brasil, was helped significantly by the rebound in the Brazilian market during the first half of 2016. Their story is a structural one, with the company continuing to display strong execution in line with our growth thesis.

In Peru, in addition to its improving asset quality, consistent performance, and asset growth, financial holding company Credicorp (2.1% of Fund net assets†) benefited from an uptick in the commodities markets, together with the turnaround in the Peruvian market during the 12 month period.

Another company that continued to execute operations well was CP All Plc (2.4% of Fund net assets†) in Thailand. Its principal line of business is the operation of 7-Eleven convenience stores, the largest chain of convenience stores in Thailand. We tend to favor that format as it suits the lifestyle of the increasingly urban populations of emerging markets. The gradual addition of ready-to-eat meals has boosted margins, while the introduction of new services such as being a delivery conduit for e-commerce purchases increases traffic.

Taiwan Semiconductor Manufacturing (3.1% of Fund net assets†), is the largest and undisputed global leader in Integrated Circuit (IC) manufacturing. As a build-to-order foundry, it provides a wide-range of value-add activities and process development. We attribute its structural growth success to its proven, winning business model, unparalleled scale advantage, optimized execution, technology scope and depth, and the demand for more and more advanced processing power for smartphones and general computing. In 2016, the foundry sector generally benefited from recovering end-demand in the first half of the year after low

2

utilization due to high customer inventory and weak end-demand in 2015. We are structurally positive on Taiwan Semiconductor and expect it to sustain 10% growth in the next three to five years driven by continued strong bit growth in communication devices. Its return on invested capital2 (ROIC) should trend up on a rising return on assets3 (ROA) and a stable or growing margin.

Four of the five biggest detractors from performance during the 12 month period were Chinese. Having been forced to change its business model, Hong Kong-based Boer Power Holdings (sold by Fund by period end), which provides electrical distribution solutions faced, in our opinion, increased business risk. The company’s leverage increased as it took on higher levels of accounts receivable.

CAR (sold by Fund by period end), also based in Hong Kong, is the largest auto rental company in China and provides vehicles to U-Car, a partner providing “Uber-like” chauffeured car services in China. The issues around this company and its poor performance centered on uncertainty surrounding the regulatory environment that led U-Car to scale back its investment and use fewer CAR vehicles.

One of the Fund’s internet holdings, JD.com (2.3% of Fund net assets†) suffered from the widespread exit from the Chinese market during the first quarter of the year, giving back some of its outperformance of the previous year. The second quarter brought some negative points regarding top line sales which caused further multiple contraction. However the company, as market leader, continues to reflect, in our opinion, the considerable strength of the growth opportunities in the ecommerce sector in China and we are inclined to remain patient.

Wasion Group Holdings (sold by Fund by period end) is in the business of improving the efficiency of power use in China. Early in the period under review, it suffered from the fallout created by the adjustment and lengthening of payment timelines on certain government contracts and we exited our position in the company.

Luxoft Holdings (1.3% of Fund net assets†) is a high-end information technology services provider, in particular to the financial services industry, with its programmers largely situated in the ex-Soviet Union countries, referred to as Commonwealth of Independent States (CIS). During the period under review, the company reported lower than expected numbers, largely related to the pulling of a key contract by a client.

3

EMERGING MARKETS FUND

(unaudited) (continued)

The Fund may invest in Chinese A-shares listed and traded on the Shanghai Stock Exchange through Stock Connect, or on such other stock exchanges in China which participate in Stock Connect. The Fund may also invest in participatory notes (P-Notes) to gain exposure to a company where the ability to access the internal capital markets is limited. We currently own three Chinese A-share companies on the Shanghai exchange.

Strategy and Outlook

Developments that occurred in the fourth quarter of 2016 have the potential to be unhelpful for the asset class going forward and bear observation. For instance, the ascent of the U.S. dollar tends to hurt earnings in the emerging markets and contract domestic liquidity. Although we can make a case for “overvaluation” of the U.S. dollar, particularly against local emerging markets currencies, in the short term, flows matter more. In addition, the decline in bonds globally may or may not be supportive for emerging markets, depending on whether such decline is accompanied by substantially better economic growth. One significant supporting factor, however, is that emerging markets earnings expectations held up well over 2016 in stark contrast to the previous four years over which the ultimate earnings results significantly disappointed.

Entering 2017, emerging markets face a significant degree of risk, both good and bad. The actions of the new U.S. administration, though they may be very different from the rhetoric of the campaign, may also impact the case for emerging markets, both positively and negatively. The complicated and uncertain interplay of reflationary policies, rates and the U.S. dollar, is hard to predict. It may lead to reflation, stagflation, or possibly lead back to the deflationary environment of the last few years.

Protectionism has reared its ugly head. This will ultimately impact negatively on smaller, more open emerging markets. The upside, however, would be to force these economies into effecting reform which will increase the value-added of their economies.

We are encouraged by the solid delivery of earnings growth from the companies that we hold. They have generally met fairly buoyant expectations. They may not be the “flavor of the month” (or the year), as currently heavy cyclicals rule the roost, but those steadily increasing earnings will be reflected in the performance of the stock prices, and thus, the Fund. With our disciplined focus on structural growth, we

4

expect to continue to benefit over the medium term, without the difficulties of trying to time cycles.

Since idiosyncrasy remains a critical aspect of investing in emerging markets, we continue to appreciate the flexibility inherent in our process that allows us to invest in well-priced structural growth opportunities across market capitalizations. In addition, we also retain the advantage of being able to avoid certain larger capitalization names that are often exposed to cyclical industries and/or may be subject to unwelcome government involvement. As we go forward, we will continue our pursuit of attractive investments that we believe can deliver the anticipated growth that characterizes emerging markets countries.

The Fund continues to employ an active, non-index driven approach. This provides the flexibility to address not only interesting emerging markets opportunities, but also concerns in both companies and countries should any arise. It is essentially the flexibility to invest in the best structural growth stories that we can find, many of which are found in mid- and small-cap stocks.

The Fund is subject to the risks associated with its investments in emerging markets securities, which tend to be more volatile and less liquid than securities traded in developed countries. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

5

EMERGING MARKETS FUND

(unaudited) (continued)

We appreciate your participation in the Emerging Markets Fund, and we look forward to helping you meet your investment goals in the future.

David A. Semple	Angus Shillington
Portfolio Manager	Deputy Portfolio Manager
January 23, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2016.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets countries.

[2]	Return on invested capital (ROIC) formula is the operating profit in the income statement minus taxes.

[3]	The return on assets (ROA) ratio formula is calculated by dividing net income by average total assets. This ratio can also be represented as a product of the profit margin and the total asset turnover.
6

TOP TEN EQUITY HOLDINGS*

December 31, 2016 (unaudited)

Samsung Electronics Co. Ltd.	4.7%
Tencent Holdings Ltd.	4.1%
Alibaba Group Holding Ltd.	3.5%
Yes Bank Ltd.	3.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.1%
Naspers Ltd.	2.9%
JD.com, Inc.	2.3%
CP All Public Co. Ltd.	2.3%
Credicorp Ltd.	2.1%
CIE Automotive, S.A.	2.0%
*Percentage of net assets. Portfolio is subject to change.
7

EMERGING MARKETS FUND

PERFORMANCE COMPARISON

December 31, 2016, (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual	Class A-GBFAX	Class A-GBFAX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	MSCI EM
One Year	(6.18)%	(0.43)%	11.60%
Five Year	3.33%	4.57%	1.64%
Ten Year	0.55%	1.15%	2.17%

Average Annual	Class C-EMRCX	Class C-EMRCX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	MSCI EM
One Year	(2.26)%	(1.27)%	11.60%
Five Year	3.67%	3.67%	1.64%
Ten Year	0.36%	0.36%	2.17%

Average Annual	Class I-EMRIX	Class I-EMRIX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	MSCI EM
One Year	n/a	0.05%	11.60%
Five Year	n/a	5.07%	1.64%
Life*	n/a	(1.53)%	(1.32)%
8

Average Annual	Class Y-EMRYX	Class Y-EMRYX
Total Return	After Maximum	Before
12/31/16	Sales Charge	Sales Charge	MSCI EM
One Year	n/a	(0.03)%	11.60%
Five Year	n/a	4.87%	1.64%
Life*	n/a	1.87%	0.30%

* Inception date for the Fund was 12/31/07 (Class I) and 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Index returns assume that dividends of the Index constituents in the Index have been reinvested. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MSCI Emerging Markets Index (MSCI EM) is a free float-adjusted market capitalization index that is designed to measure equity market performance of 23 emerging markets countries.

9

EMERGING MARKETS FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2016 - December 31, 2016
Emerging Markets Fund
Class A
Actual	$1,000.00	$986.90	1.60%	$ 7.99
Hypothetical**	$1,000.00	$1,017.09	1.60%	$ 8.11
Class C
Actual	$1,000.00	$982.90	2.33%	$11.61
Hypothetical**	$1,000.00	$1,013.42	2.33%	$11.79
Class I
Actual	$1,000.00	$989.80	1.00%	$ 5.00
Hypothetical**	$1,000.00	$1,020.11	1.00%	$ 5.08
Class Y
Actual	$1,000.00	$989.40	1.10%	$ 5.50
Hypothetical**	$1,000.00	$1,019.61	1.10%	$ 5.58

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

Number
of Shares		Value

COMMON STOCKS: 91.3%

Argentina: 0.6%
473,600	Grupo Supervielle SA (ADR) *	$6,223,104
Brazil: 3.7%
1,319,000	BB Seguridade Participacoes SA #	11,447,769
1,004,700	CVC Brasil Operadora e Agencia de Viagens SA #	7,307,076
500,000	Fleury SA #	5,468,195
356,600	Ouro Fino Saude Animal Participacoes SA	3,067,810
652,000	Smiles SA #	8,948,910
523,800	Valid Solucoes SA #	3,960,841
		40,200,601
China / Hong Kong: 28.8%
2,395,000	AIA Group Ltd. #	13,416,405
438,400	Alibaba Group Holding Ltd. (ADR) *	38,495,904
30,465,000	Beijing Enterprises Water Group Ltd. #	20,163,363
1,579,978	Beijing Originwater Technology Co. Ltd. *	3,983,195
8,365,994	China Animal Healthcare Ltd. * # §	561,005
342,000	China Lodging Group Ltd. (ADR)	17,729,280
11,940,000	China Maple Leaf Educational Systems Ltd. #	7,915,071
12,797,000	China Medical System Holdings Ltd. #	20,203,678
13,627,000	China Resources Phoenix Healthcare Holdings Co. Ltd. * #	17,354,243
Number
of Shares		Value

China / Hong Kong: (continued)
13,100,000	Fu Shou Yuan International Group Ltd. #	$7,700,264
1,569,000	Galaxy Entertainment Group Ltd. #	6,795,528
993,000	JD.com, Inc. (ADR) *	25,261,920
244,757	Kweichow Moutai Co. Ltd. #	11,756,223
19,024,000	Man Wah Holdings Ltd. #	12,845,409
1,474,684	Shanghai International Airport Co. Ltd. #	5,621,368
1,975,000	Shenzhou International Group Holdings Ltd. #	12,451,734
2,006,000	Sinopharm Group Co. Ltd. #	8,221,276
173,000	TAL Education Group (ADR) *	12,135,950
4,258,000	Techtronic Industries Co. #	15,237,151
1,837,500	Tencent Holdings Ltd. #	44,554,059
4,063,443	Zhengzhou Yutong Bus Co. Ltd. #	11,438,309
		313,841,335
Egypt: 0.8%
2,105,250	Commercial International Bank Egypt SAE #	8,479,396
India: 14.0%
9,797,000	Ashok Leyland Ltd. * #	11,512,091
2,005,000	Cadila Healthcare Ltd. #	10,462,305
1,144,000	Cholamandalam Investment and Finance Co. Ltd. #	15,889,956

See Notes to Financial Statements

12

Number
of Shares		Value

India: (continued)
5,267,000	Fortis Healthcare Ltd. * #	$13,971,435
742,000	HDFC Bank Ltd.	14,442,051
1,585,200	Phoenix Mills Ltd. #	8,666,491
878,990	Strides Shasun Ltd. #	13,656,360
544,555	Supreme Industries Ltd. * #	7,264,972
1,109,321	Syngene International Ltd. # Reg S 144A	9,119,616
1,710,000	TVS Motor Co. Ltd. #	9,016,053
685,386	VA Tech Wabag Ltd. #	4,715,640
2,039,000	Yes Bank Ltd. #	34,544,697
		153,261,667
Indonesia: 2.1%
21,775,000	Bank Rakyat Indonesia Tbk PT #	18,807,379
10,614,100	Link Net Tbk PT	4,057,348
		22,864,727
Jordan: 0.7%
310,872	Hikma Pharmaceuticals Plc (GBP) #	7,245,704
Kenya: 1.5%
85,320,000	Safaricom Ltd.	15,944,940
Mexico: 3.4%
192,000	Fomento Economico Mexicano SAB de CV (ADR)	14,632,320
4,382,900	Qualitas Controladora SAB de CV	6,205,513
6,571,000	Unifin Financiera SAPI de CV SOFOM ENR	16,293,059
		37,130,892
Number
of Shares		Value

Peru: 2.1%
144,000	Credicorp Ltd. (USD)	$22,731,840
Philippines: 1.4%
10,263,000	Robinsons Retail Holdings, Inc. #	15,322,425
Russia: 2.1%
55,940	Magnit PJSC #	9,999,529
660,000	Yandex NV (USD) *	13,285,800
		23,285,329
South Africa: 5.6%
4,556,000	Advtech Ltd. *	5,695,933
294,000	Aspen Pharmacare Holdings Ltd. #	6,056,619
216,077	Naspers Ltd. #	31,545,433
2,920,000	Rhodes Food Group Pty Ltd.	5,729,972
390,000	Spar Group Ltd.	5,639,115
6,697,000	Transaction Capital Ltd.	7,051,142
		61,718,214
South Korea: 4.0%
23,214	LG Household & Health Care Ltd. #	16,470,134
25,479	NAVER Corp. #	16,316,173
214,800	Soulbrain Co. Ltd. #	10,723,453
		43,509,760
Spain: 1.9%
1,098,616	CIE Automotive SA #	21,378,578
Switzerland: 2.3%
258,400	Luxoft Holding, Inc. (USD) *	14,522,080
463,000	Wizz Air Holdings Plc (GBP) * # Reg S 144A	10,214,662
		24,736,742

See Notes to Financial Statements

13

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Taiwan: 6.9%
5,381,000	Advanced Semiconductor Engineering, Inc. #	$5,485,855
1,711,500	Aerospace Industrial Development Corp. #	2,025,939
3,438,000	Basso Industry Corp. #	9,921,766
111,000	Largan Precision Co. Ltd. #	12,938,309
924,864	Poya Co. Ltd.	10,718,195
6,050,000	Taiwan Semiconductor Manufacturing Co. Ltd. #	33,887,585
		74,977,649
Thailand: 3.5%
1,485,000	CP ALL PCL (NVDR) #	2,588,468
14,758,000	CP ALL PCL #	25,720,863
8,655,000	Srisawad Power 1979 PCL (NVDR) #	9,932,350
		38,241,681
Turkey: 3.0%
889,630	AvivaSA Emeklilik ve Hayat AS #	4,846,153
1,611,000	Tofas Turk Otomobil Fabrikasi AS #	11,240,058
42,321,443	Turkiye Sinai Kalkinma Bankasi AS #	16,897,798
		32,984,009
United Arab Emirates: 0.8%
448,000	NMC Health Plc (GBP) #	8,522,654
Number
of Shares		Value

United Kingdom: 2.1%
472,197	Bank of Georgia Holdings Plc #	$17,386,105
812,346	Hirco Plc * # §	0
2,420,000	International Personal Finance Plc #	5,133,600
		22,519,705
Total Common Stocks (Cost: $964,006,016)		995,120,952
PREFERRED STOCKS: 6.7%

Brazil: 0.7%
765,260	Itau Unibanco Holding SA #	7,937,215
Colombia: 1.3%
1,401,000	Banco Davivienda SA	14,000,666
South Korea: 4.7%
43,403	Samsung Electronics Co. Ltd. #	51,390,694
Total Preferred Stocks (Cost: $66,580,083)		73,328,575
REAL ESTATE INVESTMENT TRUSTS: 1.8%

Mexico: 1.8%
6,567,000	Concentradora Hipotecaria SAPI de CV	7,397,108
9,623,300	TF Administradora Industrial, S de RL de CV	12,116,371
Total Real Estate Investment Trusts (Cost: $26,712,743)		19,513,479
Total Investments: 99.8% (Cost: $1,057,298,842)		1,087,963,006
Other assets less liabilities: 0.2%		1,918,068
NET ASSETS: 100.0%		$1,089,881,074

See Notes to Financial Statements

14

ADR	American Depositary Receipt
GBP	British Pound
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $790,602,390 which represents 72.5% of net assets.
§	Illiquid Security-the aggregate value of illiquid securities is $561,005 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $19,334,278, or 1.8% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	21.5%	$233,844,309
Consumer Staples	9.9	107,859,049
Financials	23.1	251,666,198
Health Care	11.4	123,910,900
Industrials	4.5	48,756,405
Information Technology	21.2	230,876,459
Materials	1.7	17,988,425
Real Estate	2.6	28,179,970
Telecommunication Services	1.8	20,002,288
Utilities	2.3	24,879,003
	100.0%	$1,087,963,006

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$6,223,104	$—	$—	$6,223,104
Brazil	3,067,810	37,132,791	—	40,200,601
China / Hong Kong	97,606,249	215,674,081	561,005	313,841,335
Egypt	—	8,479,396	—	8,479,396
India	14,442,051	138,819,616	—	153,261,667
Indonesia	4,057,348	18,807,379	—	22,864,727

See Notes to Financial Statements

15

EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

(continued)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks (continued)
Jordan	$—	$7,245,704	$—	$7,245,704
Kenya	15,944,940	—	—	15,944,940
Mexico	37,130,892	—	—	37,130,892
Peru	22,731,840	—	—	22,731,840
Philippines	—	15,322,425	—	15,322,425
Russia	13,285,800	9,999,529	—	23,285,329
South Africa	24,116,162	37,602,052	—	61,718,214
South Korea	—	43,509,760	—	43,509,760
Spain	—	21,378,578	—	21,378,578
Switzerland	14,522,080	10,214,662	—	24,736,742
Taiwan	10,718,195	64,259,454	—	74,977,649
Thailand	—	38,241,681	—	38,241,681
Turkey	—	32,984,009	—	32,984,009
United Arab Emirates	—	8,522,654	—	8,522,654
United Kingdom	—	22,519,705	0	22,519,705
Preferred Stocks
Brazil	—	7,937,215	—	7,937,215
Colombia	14,000,666	—	—	14,000,666
South Korea	—	51,390,694	—	51,390,694
Real Estate Investment Trusts*	19,513,479	—	—	19,513,479
Total	$297,360,616	$790,041,385	$561,005	$1,087,963,006

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2016, transfers of securities from Level 1 to Level 2 were $9,881,451 and transfers from Level 2 to Level 1 were $19,203,437. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2016:

Common Stocks
	China / Hong Kong	United Kingdom
Balance as of December 31, 2015	$1,403,319	$ 0
Realized gain (loss)	—	—
Net change in unrealized appreciation (depreciation)	(842,314)	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2016	$ 561,005	$ 0

See Notes to Financial Statements

16

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value (Cost $1,057,298,842)	$1,087,963,006
Cash denominated in foreign currency, at value (Cost $2,559,996)	2,557,809
Receivables:
Investments sold	8,777,473
Shares of beneficial interest sold	8,761,727
Dividends and interest	260,647
Prepaid expenses	45,802
Total assets	1,108,366,464
Liabilities:
Payables:
Investments purchased	4,853,419
Line of credit	1,106,964
Shares of beneficial interest redeemed	9,476,721
Due to Adviser	348,429
Due to custodian	11,086
Due to Distributor	44,382
Deferred Trustee fees	296,412
Accrued expenses	2,347,977
Total liabilities	18,485,390
NET ASSETS	$1,089,881,074
Class A Shares:
Net Assets	$116,083,097
Shares of beneficial interest outstanding	9,417,333
Net asset value and redemption price per share	$12.33
Maximum offering price per share (Net asset value per share ÷ 94.25%) .	$13.08
Class C Shares:
Net Assets	$22,238,364
Shares of beneficial interest outstanding	1,996,186
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$11.14
Class I Shares:
Net Assets	$488,065,986
Shares of beneficial interest outstanding	37,550,285
Net asset value, offering and redemption price per share	$13.00
Class Y Shares:
Net Assets	$463,493,627
Shares of beneficial interest outstanding	37,054,176
Net asset value, offering and redemption price per share	$12.51
Net Assets consist of:
Aggregate paid in capital	$1,198,150,187
Net unrealized appreciation	28,680,219
Undistributed net investment income	3,697,257
Accumulated net realized loss	(140,646,589)
$1,089,881,074

See Notes to Financial Statements

17

EMERGING MARKETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Income:
Dividends - (net of foreign taxes withheld of $1,311,205)		$16,913,257
Expenses:
Management fees	$7,198,331
Distribution fees - Class A	315,851
Distribution fees - Class C	251,458
Transfer agent fees - Class A	222,871
Transfer agent fees - Class C	48,868
Transfer agent fees - Class I	224,206
Transfer agent fees - Class Y	390,363
Administration fees	2,399,444
Custodian fees	436,757
Professional fees	147,900
Registration fees - Class A	6,517
Registration fees - Class C	6,569
Registration fees - Class I	36,136
Registration fees - Class Y	41,798
Reports to shareholders	80,994
Insurance	41,670
Trustees’ fees and expenses	171,933
Other	84,262
Total expenses	12,105,928
Waiver of management fees	(1,107,277)
Net expenses		10,998,651
Net investment income		5,914,606
Net realized loss on:
Investments (net of foreign taxes of $313,513)		(96,429,076)
Foreign currency transactions and foreign denominated assets and liabilities		(1,813,365)
Net realized loss		(98,242,441)
Net change in unrealized appreciation (depreciation) on:
Investments (net of foreign taxes of $1,976,802)		95,659,683
Foreign currency transactions and foreign denominated assets and liabilities		(46,862)
Net change in unrealized appreciation (depreciation)		95,612,821
Net Increase in Net Assets Resulting from Operations		$3,284,986

See Notes to Financial Statements

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,	Year Ended December 31,
	2016	2015
Operations:
Net investment income	$5,914,606	$2,460,417
Net realized loss	(98,242,441)	(25,656,565)
Net change in unrealized appreciation (depreciation) .	95,612,821	(82,282,724)
Net increase (decrease) in net assets resulting from operations	3,284,986	(105,478,872)
Dividends to shareholders from:
Net investment income
Class A Shares	(150,976)	(11,492)
Class C Shares	(32,326)	(2,415)
Class I Shares	(616,953)	(20,286)
Class Y Shares	(596,192)	(21,781)
Total dividends	(1,396,447)	(55,974)
Share transactions:
Proceeds from sale of shares
Class A Shares	60,892,523	109,366,978
Class C Shares	4,434,103	16,027,662
Class I Shares	365,785,605	296,195,929
Class Y Shares	352,869,190	350,118,696
	783,981,421	771,709,265
Reinvestment of dividends
Class A Shares	116,825	9,827
Class C Shares	21,516	1,575
Class I Shares	566,107	19,059
Class Y Shares	444,057	11,941
	1,148,505	42,402
Cost of shares redeemed
Class A Shares	(85,822,270)	(56,133,441)
Class C Shares	(9,242,622)	(11,425,329)
Class I Shares	(156,025,437)	(85,504,419)
Class Y Shares	(149,212,460)	(127,088,975)
	(400,302,789)	(280,152,164)
Net increase in net assets resulting from share transactions	384,827,137	491,599,503
Total increase in net assets	386,715,676	386,064,657
Net Assets:
Beginning of year	703,165,398	317,100,741
End of year #	$1,089,881,074	$703,165,398
# Including undistributed net investment income	$3,697,257	$1,305,976

See Notes to Financial Statements

19

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.40	$14.24	$14.34	$12.94	$9.92
Income from investment operations:
Net investment income	0.04	0.02	0.03	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.09)	(1.86)	(0.13)	1.45	3.01
Total from investment operations	(0.05)	(1.84)	(0.10)	1.46	3.02
Less distributions from:
Net investment income	(0.02)	— (b)	—	(0.06)	—
Net asset value, end of year	$12.33	$12.40	$14.24	$14.34	$12.94
Total return (a)	(0.43)%	(12.91)%	(0.70)%	11.31%	30.44%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$116,083	$141,901	$108,775	$133,438	$90,833
Ratio of gross expenses to average net assets	1.53%	1.46%	1.54%	1.63%	1.67%
Ratio of net expenses to average net assets	1.53%	1.46%	1.54%	1.63%	1.67%
Ratio of net expenses, excluding interest expense, to average net assets	1.53%	1.46%	1.54%	1.63%	1.67%
Ratio of net investment income (loss) to average net assets	0.25%	0.20%	0.27%	0.13%	(0.04)%
Portfolio turnover rate	51%	38%	75%	81%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share

See Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C Shares
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$11.30	$13.08	$13.29	$12.11	$9.36
Income from investment operations:
Net investment loss	(0.06)	(0.07)	(0.08)	(0.09)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.08)	(1.71)	(0.13)	1.33	2.84
Total from investment operations	(0.14)	(1.78)	(0.21)	1.24	2.75
Less distributions from:
Net investment income	(0.02)	— (b)	—	(0.06)	—
Net asset value, end of year	$11.14	$11.30	$13.08	$13.29	$12.11
Total return (a)	(1.27)%	(13.60)%	(1.58)%	10.27%	29.38%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$22,238	$27,438	$27,199	$25,259	$20,127
Ratio of gross expenses to average net assets	2.32%	2.26%	2.46%	2.63%	2.61%
Ratio of net expenses to average net assets	2.32%	2.26%	2.46%	2.50%	2.50%
Ratio of net expenses, excluding interest expense, to average net assets	2.32%	2.26%	2.46%	2.50%	2.50%
Ratio of net investment loss to average net assets	(0.52)%	(0.59)%	(0.69)%	(0.76)%	(0.78)%
Portfolio turnover rate	51%	38%	75%	81%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share

See Notes to Financial Statements

21

EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$13.01	$14.86	$14.88	$13.38	$10.21
Income from investment operations:
Net investment income	0.07	0.06	0.08	0.04	0.05
Net realized and unrealized gain (loss) on investments	(0.06)	(1.91)	(0.10)	1.52	3.12
Total from investment operations	0.01	(1.85)	(0.02)	1.56	3.17
Less distributions from:
Net investment income	(0.02)	— (b)	—	(0.06)	—
Net asset value, end of year	$13.00	$13.01	$14.86	$14.88	$13.38
Total return (a)	0.05%	(12.44)%	(0.13)%	11.69%	31.05%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$488,066	$274,309	$101,118	$10,593	$4,025
Ratio of gross expenses to average net assets	1.16%	1.14%	1.21%	1.77%	2.31%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.18%	1.25%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.18%	1.25%
Ratio of net investment income to average net assets	0.76%	0.64%	0.35%	0.36%	0.43%
Portfolio turnover rate	51%	38%	75%	81%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share

See Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$12.53	$14.33	$14.38	$12.97	$9.92
Income from investment operations:
Net investment income	0.06	0.06	0.09	0.02	0.04
Net realized and unrealized gain (loss) on investments	(0.06)	(1.86)	(0.14)	1.45	3.01
Total from investment operations	(0.00)	(1.80)	(0.05)	1.47	3.05
Less distributions from:
Net investment income	(0.02)	— (b)	—	(0.06)	—
Net asset value, end of year	$12.51	$12.53	$14.33	$14.38	$12.97
Total return (a)	(0.03)%	(12.55)%	(0.35)%	11.36%	30.75%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$463,494	$259,517	$80,008	$36,166	$23,325
Ratio of gross expenses to average net assets	1.21%	1.23%	1.33%	1.50%	1.51%
Ratio of net expenses to average net assets	1.10%	1.10%	1.16%	1.50%	1.51%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%	1.10%	1.16%	1.50%	1.51%
Ratio of net investment income (loss) to average net assets	0.65%	0.58%	0.52%	0.18%	0.14%
Portfolio turnover rate	51%	38%	75%	81%	92%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Amount represents less than $0.005 per share

See Notes to Financial Statements

23

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Funds (the “Trust”) (formerly known as Van Eck Funds) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Emerging Markets Fund (the “Fund”) is a diversified series of the Trust and seeks long-term capital appreciation by investing primarily in equity securities in emerging markets around the world. The Fund currently offers four classes of shares: Class A, C, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Fund’s pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy.
24

The pricing service considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices or relevant ADR’s and futures contracts. The Fund may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are categorized as Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments

25

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may
26

be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Warrants—The Fund may invest in warrants whose values are linked to indices or underlying instruments. The Fund may use these warrants to gain exposure to markets that might be difficult to invest in through conventional securities. Warrants may be more volatile than their linked indices or underlying instruments. Potential losses are limited to the amount of the original investment. At December 31, 2016, the Fund held no warrants.

G.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2016.

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset
27

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has agreed, through May 1, 2017, to voluntarily waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2016, are as follows:

	Expense Limitation	Waiver of Management Fees
Emerging Markets Fund
Class A	1.60%	$—
Class C	2.50	—
Class I	1.00	678,495
Class Y	1.10	428,782

The Adviser also performs accounting and administrative services for the Fund. The Adviser is paid a monthly fee at a rate of 0.25% of the average daily net assets. During the year ended December 31, 2016, the Adviser received $2,399,444 from the Fund pursuant to this contract.

For the year ended December 31, 2016, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $96,860 in sales loads relating to the sale of shares of the Fund, of which $88,803 was reallowed to broker/dealers and the remaining $8,057 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

28

Note 4—Investments—For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $873,465,139 and $468,645,081, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2016 was $1,061,871,119 and net unrealized appreciation aggregated to $26,091,887 of which $94,664,998 related to appreciated securities and $68,573,111 related to depreciated securities.

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,925,522
Accumulated capital losses	(137,006,167)
Other temporary difference	(296,410)
Unrealized appreciation	24,107,942
Total	$(108,269,113)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Ordinary income	$1,396,447	$55,974

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short-Term Capital Losses	Post-Effective No Expiration Long-Term Capital Losses	Expiring in the Year Ended December 31, 2017
$63,582,713	$56,587,945	$16,835,509

During the year ended December 31, 2016, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $2,126,878 and decreased accumulated net realized loss on investments by $2,126,878. Net assets were not affected by these reclassifications. These differences are primarily due to foreign currency transactions and reclassification of foreign capital gains tax.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open

29

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

Further, the United Kingdom recently decided to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares.

30

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Emerging Markets Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	5,017,868	7,914,096
Shares reinvested	9,647	784
Shares redeemed	(7,049,363)	(4,115,498)
Net increase (decrease)	(2,021,848)	3,799,382
Class C
Shares sold	393,500	1,265,617
Shares reinvested	1,965	138
Shares redeemed	(827,262)	(917,775)
Net increase (decrease)	(431,797)	347,980
Class I
Shares sold	28,446,160	20,545,710
Shares reinvested	44,366	1,449
Shares redeemed	(12,025,627)	(6,264,556)
Net increase	16,464,899	14,282,603
Class Y
Shares sold	28,283,007	24,727,020
Shares reinvested	36,161	942
Shares redeemed	(11,970,993)	(9,604,127)
Net increase	16,348,175	15,123,835

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2016, the average daily loan balance during the 2 day period for which a loan was outstanding amounted to $1,106,964 and the average interest rate was 2.02%. At December 31, 2016 the Fund had an outstanding loan balance of $1,106,964.

31

EMERGING MARKETS FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Fund’s ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Fund’s ability to meet its obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies-Form N-PORT and Form N-CEN-also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolio’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of VanEck Funds and Shareholders of Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Emerging Markets Fund (one of the series constituting VanEck Funds) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Markets Fund (one of the series constituting VanEck Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2017

33

EMERGING MARKETS FUND

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2016 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$1,624,283	$18,107,342

For the 2016 fiscal year, 1.41% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

34

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	12	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

35

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	70	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	70	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014.	12	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
36

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
37

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
38

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation 666 Third Avenue, New York, NY 10017 vaneck.com
Account Assistance:	800.544.4653	EMEAR

ANNUAL REPORT
December 31, 2016

VanEck Funds

Global Hard Assets Fund

International Investors Gold Fund

800.826.2333	vaneck.com

The information contained in these shareholder letters represent the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2016.

PRIVACY NOTICE

December 31, 2016 (unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
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For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
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Definitions
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Companies related by common ownership or control. They can be financial and nonfinancial companies.

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Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

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GLOBAL HARD ASSETS FUND

December 31, 2016 (unaudited)

Dear Shareholder:

The Global Hard Assets Fund (the “Fund”) gained 43.17% (Class A shares, excluding sales charge) for the 2016 calendar year, outperforming the S&P® North American Natural Resources Sector Index (SPGINRTR)1 which gained 30.87%.

As 2016 unfolded, there were increasing signs that the global economy and equity markets had become accustomed to rolling economic and geopolitical risks and, by year-end, had begun to discount incipient signs and hopes of a more robust global GDP outlook. As the year drew to a close, the deflation/inflation “conversation” shifted from being strongly deflationary to including a degree of valid concern about the prospect of forthcoming inflation. Taken together with the continued rebalancing of supply and demand (particularly for oil and gas), all these factors proved, for the most part, positive for commodities.

Several key contributors of Fund performance were positions in the energy sector and metals and mining industry. Perhaps most notable was the Fund’s contributions from strategic allocations to gold equities—positions which comprised 12% of the Fund’s net assets at the beginning of the year to just over 22% by mid-year. While this exposure was eventually reduced to under 9% by yearend, this marked one of the highest weightings to the space since the Fund’s inception and was also a top driver of Fund performance on the year.

Market Overview

Energy

Placing OPEC’s (Organization of Petroleum Exporting Countries) November meeting in context, we believe it could well be described as “historic.” Until the meeting in November, OPEC was essentially defunct as an effective institution and, while it may have brought it to its knees originally, it was the Saudis who resurrected it. In the short term, $40/barrel oil had become unbearable, with OPEC’s members unable to meet their own fiscal obligations, and Saudi Arabia suffering the most. In the longer term, $40/barrel oil provided the majors and national oil companies, in particular, little incentive to establish any sort of stable, longer-term oil supply to support demand growth or avoid future oil price spikes.

Despite the balance of risks and data that came out in 2016 leaning to the down side, demand for crude oil and gasoline remained resilient in the face of both anemic global GDP and GDP outlook. The U.S., the largest

1

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

consumer of crude oil and petroleum products, was particularly robust with recent weekly gasoline consumption figures reaching all-time record level—remarkable for the “non-driving season” month of December.

Metals and Mining

Despite strong share price performance, the global mining sector continued its corporate-level restructuring, with the strengthening of balance sheets and reduction of operating costs the main focus. However, signs are now becoming apparent that at least some companies are starting to focus again on growth.

Base metals remained more or less strong over the course of the year. Following somewhat of a stuttering start, they strengthened into the end of the year, reflecting some of the production cuts that were part of the continuing multi-year restructuring in the industry. Among the base metals, zinc’s supply and demand came into better alignment, not least because Glencore (4.4% of Fund net assets†) significantly reduced production of the metal at one of its major mines and demand remained solid. Copper, too, had a good year in 2016.

Gold had a roller-coaster of a year in 2016. For the first half, it benefited from continued monetary easing, stimulus policies, and the erosion of confidence in the ability of central banks to deliver global growth. However, this, then, turned around when it became very apparent that the Fed was going to raise rates and the U.S. dollar started to strengthen.

Agriculture

A very healthy corn and wheat crop in North America put pressure both on prices and companies engaged in activities ancillary to these commodities—be they related either to input or output.

While these prices may have been, in part, helpful and stimulative for proteins, they too had their own supply issues with cattle markets, in particular, under pressure from oversupply. The U.S. cattle herd, having dropped in number drastically three or four years ago, has now completely rebounded.

Fund Review

The Fund’s top contributors were all metals and mining companies. Glencore, a diversified mining company, and First Quantum (3.5% of Fund net assets†), a copper producer, benefited from both commodity price support and continued, and expanded, strategic structural optimization. Gold company Agnico Eagle Mines (2.3% of Fund net

2

assets†), together with robust gold prices earlier in the year, benefited from its continued focus on cost reduction and strong operational performance.

The Fund’s top detractors were: CF Industries Holdings (2.0% of Fund net assets†), a fertilizer and agricultural chemicals company which was hit by softer pricing related to nitrogen oversupply; Valero Energy (sold by the Fund during the period), an oil and gas refining and marketing company which suffered from the rebound in crude oil prices; and SunEdison, a solar company (also sold by the Fund during the period).

Significant new purchases by the Fund were made in the gold and oil and gas exploration and production sub-industries including new positions in Newmont Mining (2.2% of Fund net assets†) and PDC Energy (3.1% of Fund net assets†). The Fund’s largest sales during the period included oil and gas exploration and production company Anadarko Petroleum and oil and gas refining and marketing company Valero Energy (both fully exited before year-end).

Outlook

As we have always said, our fund does not necessarily need economic and market winds at our back to deliver performance, we just need gale-force winds in our face to dissipate. While we believe the balance of risks at the beginning of the year paid homage to past fears, as the year progressed, markets began underwriting a more positive tilt, seeing a glass half-full rather than half-empty.

As we look out over 2017, and even further ahead, we believe it is extremely important to keep in mind that the depths of gloom plumbed in February 2016 marked the low point in probably one of the deepest and certainly longest downturns in history in the commodity markets. However, as these markets improve, we expect their emergence and rebound not to be short lived. Indeed, we consider that the fundamentals of a commodity bull market are, essentially, all now firmly anchored in place.

The supply response to massive, multi-year capital underinvestment is already apparent and will become ever more so, with lasting production implications. However, the deep corporate restructuring that we have seen over the last couple of years is improving both operating and financial performance.

We think it is difficult to overemphasize that when it comes to the deep corporate restructuring that has been, and continues to be, undertaken in response to weak commodity prices, companies have responded in an

3

GLOBAL HARD ASSETS FUND

(unaudited) (continued)

almost unprecedented fashion. Since debt levels had raised existential risks, companies unabashedly pursued an all-of-the-above approach to balance sheet repair, including the elimination of dividend distributions and share repurchase programs, as well as issuing equity and using other novel financial engineering. In our view, this could lead to much stronger operational and financial results as companies emerge from this historical down-turn.

One of the main pillars of our investment philosophy continues to be to look for long-term growth and the structural enhancement in intrinsic value in the companies in which we invest. Even in today’s market conditions this continues to be one of our guiding tenets. Since we remain convinced that positioning our portfolio for the future, and not just reacting to current circumstances, is of paramount importance, our focus across the sectors in which we invest remains on companies that can navigate commodity price volatility and help grow sustainable net asset value.

The Fund is subject to risks associated with concentrating its investments in hard assets and the hard assets sector, including real estate, precious metals, and natural resources, and can be significantly affected by events relating to these industries, including international political and economic developments, inflation, and other factors. The Fund’s portfolio securities may experience substantial price fluctuations as a result of these factors, and may move independently of the trends of industrialized companies.

The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivative, commodity-linked instruments, and illiquid securities. The Fund is also subject to inflation risk, market risk, non-diversification risk, and leverage risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

4

We very much appreciate your continued investment in the Global Hard Assets Fund, and we look forward to helping you meet your investment goals in the future.

Shawn Reynolds	Charles T. Cameron
Portfolio Manager	Deputy Portfolio Manager

January 23, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2016.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	S&P® North American Natural Resources Sector Index (SPGINRTR) includes mining, energy, paper and forest products, and plantation-owning companies, but excludes the chemicals industry and steel sub-industry.
5

GLOBAL HARD ASSETS FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2016 (unaudited)

Halliburton Co.	4.5%
Glencore plc	4.4%
Nabors Industries Ltd.	4.4%
Diamondback Energy, Inc.	3.9%
Parsley Energy, Inc.	3.8%
Patterson-UTI Energy, Inc.	3.8%
Pioneer Natural Resources Co.	3.6%
Cimarex Energy Co.	3.5%
EOG Resources, Inc.	3.5%
Schlumberger NV	3.5%
*Percentage of net assets. Portfolio is subject to change.
6

INTERNATIONAL INVESTORS GOLD FUND

December 31, 2016 (unaudited)

Dear Shareholder:

The International Investors Gold Fund (the “Fund”) rose 53.12% (Class A shares, excluding sales charge) during the 12 months ended December 31, 2016, in line with the performance of the NYSE Arca Gold Miners Index1 (GDMNTR) which gained 54.35% for the same period.

Gold stocks outperformed the metal during the period. Phenomenal gains of over 100% in the first half of the year were significantly reduced during the second half due to the poor performance of the gold stocks as the gold price dropped. However, 2016 remained a strong year for gold stocks. While gold stocks, in general, were up substantially for the year, the small-cap gold mining stocks, as represented by the MVISTM Global Junior Gold Miners Index (MVGDXJTR),2 gained 75.09%. After the successful turnaround of the sector during the past couple of years, gold mining companies were well positioned to take advantage of the year’s higher gold price. Lower costs, healthier balance sheets, an improved record of delivering against expectations, and a sharp focus not on growth, but on maximizing profits and returns, have allowed gold stocks to reclaim their position as effective investments for leveraged exposure to gold.

Gold Sector Overview

■	Gold ended 2016 at $1,152.27 per ounce, up $90.85 per ounce or 8.6% for the year.

■	On January 4, the first trading day of 2016, the Chinese equity market fell drastically, with the Shanghai Composite Stock Index[3] down 6.9% during the session. The Chinese selloff spread to global equity markets, and the S&P 500® Index[4] had one of the worst starts to the year. Commodities also took a hit, with oil and copper down 9% and 3%, respectively during January. On January 29, the Bank of Japan surprised the markets with the adoption of negative interest rates. In addition, most major U.S. economic data releases in January were disappointing.

■	All of these factors contributed to an environment which was very positive for gold as a portfolio diversifier and hedge against tail risk[5] allowing gold to post strong gains early in the year.

■	The gold rally continued through the month of April, supported by a weaker dollar, volatility and weakness in global equity markets, the adoption of negative interest rates also by the European Central
7

INTERNATIONAL INVESTORS GOLD FUND

(unaudited) (continued)

Bank, and waning conviction in the market regarding further rate hikes by the U.S. Federal Reserve (Fed).

■	In early May, gold traded intra-day above $1,300 per ounce for the first time since January 2015, but it traded back at around the $1,200 per ounce level later in May, as the market’s expectations jumped for a Fed rate increase in the summer.

■	On June 3, the U.S. Labor Department’s May jobs report fell far short of expectations. The odds of a Fed rate increase tanked along with the U.S. dollar and gold advanced $34 per ounce on that day to reach $1,244 per ounce.

■	Following the June 23 Brexit vote when the U.K. chose to withdraw from the European Union, bond yields fell to record lows and gold rallied to two-year highs, reaching $1,375 per ounce on July 6. However, as soon as the U.K. Brexit decision became old news, the markets once again shifted all focus to the Fed’s guidance regarding rate increases.

■	On October 4, following statements by Fed members that were interpreted by the market as increasing the likelihood of an interest rate hike, gold fell $44 per ounce, or 3.4% for the day and closed below $1,300 per ounce.

■	However, it was the outcome of the U.S. presidential elections, with a Trump victory, that ultimately drove the gold selloff in the fourth quarter. Gold fell almost 10% or $123 per ounce in the period from November 8 to December 31. The market priced in a rosy scenario in which projected Trump tax cuts, infrastructure spending, and regulatory reforms are expected to ignite robust economic growth; an outlook which is negative for gold.

■	The moves in the gold price correlated with flows in/out of gold bullion exchange traded products (ETPs). Investment demand was strong in the first half, as shown by inflows of 15.7 million ounces into gold bullion ETPs. This represented a 35% increase in holdings to 61 million ounces of gold. Inflows had not been this strong since 2009 when investors sought bullion after the subprime credit crisis. The rate of inflows slowed down in the second half of the year, but holdings continued to increase, reaching over 64 million ounces on November 9. Post-election, gold bullion ETPs experienced net outflows of 7.3 million ounces, to end the year at 57.1 million ounces, representing a 26% increase during 2016.
8

Fund Review

At the end of 2016, the Fund was almost fully invested in equities, with cash holdings representing 0.7% of net assets. The Fund held no gold bullion at the end of 2016.

The overall top-down allocation of the portfolio did not change materially during the year. However, the number of positions held by the Fund increased. There are fewer overweight positions and also, a few new companies among the Fund’s top 10 holdings. The Fund reduced exposure to royalty companies to rotate into producing companies, and increased exposure to large caps and Australian mid-tiers/juniors.

Among the Fund’s top holdings, B2Gold (6.9% of Fund net assets†) outperformed significantly, gaining 132.4% during the year. The market finally rewarded the company for its excellent growth profile, following the year’s higher gold prices, as well as additional project funding secured by the company, and improved production and cost guidance for 2016.

Goldcorp (4.3% of Fund net assets†) underperformed (gaining 18.6%), following management changes in early 2016. Those changes came well after the sector-wide management rotations of the last couple of years, which sets the company to some extent behind the rest of the industry in its transformation initiatives. However, so far, we see no reason to believe they won’t be equally successful. Goldcorp has a strong asset base; delivering on expectations should lead to its shares outperforming.

Outlook

Through most of 2016 we were bullish on gold believing it had embarked on a new bull market. This belief was based on fundamentals, which included unprecedented levels of peace-time sovereign debt and monetary policies, such as quantitative easing and negative rates, which distort markets and pose systemic risks. While we were premature in forecasting a new gold bull market, we continue to believe these risks will ultimately drive gold to new highs. However, the turn the markets took following the U.S. presidential election took us entirely by surprise.

The stock market is reflecting a consensus for robust economic growth. The Trump administration certainly has the potential to implement policies that promote growth. However, it seems the market is ignoring many potential risks the administration may face. These include attempting to change trade treaties, immigration policies, Democrats and deficit hawks in Congress, the national debt, and Fed tightening. Potential moves by China or Russia, disarray in the EU, and strife in the Middle East could

9

INTERNATIONAL INVESTORS GOLD FUND

(unaudited) (continued)

also impact the administration’s efforts. We believe many of these risks will surface in 2017, reversing the positive sentiment in the stock market and U.S. dollar to gold’s benefit.

This year the Fed is again showing optimism towards the economy, guiding for three rate increases in 2017. However the Fed has a dismal forecasting record and we see no reason to believe that 2017 will be any different. At this time last year, the Fed was guiding for four rate increases in 2016, yet there was only one. The bear market trend from 2011 to 2015 has clearly been broken and 2016 showed us that investors are becoming quite skittish of systemic financial risks. We now characterize 2016-2017 as a base-forming phase for gold, probably a precursor to a bull market.

The Fund is subject to the risks associated with concentrating its assets in the gold industry, which can be significantly affected by international economic, monetary and political developments. The Fund’s overall portfolio may decline in value due to developments specific to the gold industry. The Fund’s investments in foreign securities involve risks related to adverse political and economic developments unique to a country or a region, currency fluctuations or controls, and the possibility of arbitrary action by foreign governments, including the takeover of property without adequate compensation or imposition of prohibitive taxation. The Fund is subject to risks associated with investments in derivatives, commodity-linked instruments, illiquid securities, and small- or mid-cap companies. The Fund is also subject to inflation risk, market risk, non-diversification risk, leverage risk, and risks of investments in a wholly owned subsidiary. Please see the prospectus and summary prospectus for information on these and other risk considerations.

10

We appreciate your continued investment in the International Investors Gold Fund, and we look forward to helping you meet your investment goals in the future.

Joseph M. Foster	Imaru Casanova
Portfolio Manager	Deputy Portfolio Manager

January 9, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

†	All Fund assets referenced are Total Net Assets as of December 31, 2016.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	NYSE Arca Gold Miners (GDMNTR) Index is a market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

[2]	MVISTM Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified market capitalization-weighted, flat-adjusted index comprised of a focused group of small-and mid-cap companies in the gold or silver mining industry.

[3]	Shanghai Composite Stock Index is a capitalization-weighted stock market index of all stocks that are traded at the Shanghai Stock Exchange.

[4]	S&P 500® Index (S&P 500) consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation).

[5]	Tail risk is a form of portfolio risk that arises when the possibility that an investment will move more than three standard deviations from the mean is greater than what is shown by a normal distribution.
11

INTERNATIONAL INVESTORS GOLD FUND

TOP TEN EQUITY HOLDINGS*

December 31, 2016 (unaudited)

B2Gold Corp.	6.9%
Agnico-Eagle Mines Ltd.	5.4%
Newmont Mining Corp.	5.0%
Goldcorp, Inc.	4.3%
Fresnillo Plc	3.6%
Continental Gold, Inc.	3.4%
Evolution Mining Ltd.	3.3%
Alamos Gold, Inc.	3.1%
Silver Wheaton Corp.	2.8%
Tahoe Resources, Inc.	2.8%
*Percentage of net assets. Portfolio is subject to change.
12

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return 12/31/16	Class A-GHAAX After Maximum Sales Charge[1]	Class A-GHAAX Before Sales Charge	SPGINRTR	S&P 500
One Year	34.95%	43.17%	30.87%	11.96%
Five Year	(3.85)%	(2.70)%	1.26%	14.66%
Ten Year	0.57%	1.17%	2.64%	6.95%

Average Annual Total Return 12/31/16	Class C-GHACX After Maximum Sales Charge[2]	Class C-GHACX Before Sales Charge	SPGINRTR	S&P 500
One Year	41.08%	42.08%	30.87%	11.96%
Five Year	(3.49)%	(3.49)%	1.26%	14.66%
Ten Year	0.37%	0.37%	2.64%	6.95%

Average Annual Total Return 12/31/16	Class I-GHAIX After Maximum Sales Charge[3]	Class I-GHAIX Before Sales Charge	SPGINRTR	S&P 500
One Year	n/a	43.73%	30.87%	11.96%
Five Year	n/a	(2.34)%	1.26%	14.66%
Ten Year	n/a	1.56%	2.64%	6.95%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted

13

GLOBAL HARD ASSETS FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Average Annual Total Return 12/31/16	Class Y-GHAYX After Maximum Sales Charge[4]	Class Y-GHAYX Before Sales Charge	SPGINRTR	S&P 500
One Year	n/a	43.55%	30.87%	11.96%
Five Year	n/a	(2.47)%	1.26%	14.66%
Life*	n/a	(1.76)%	2.16%	12.35%

*  Inception date for the Fund was 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting www.vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

S&P® North American Natural Resources Sector (SPGINRTR) Index includes mining, energy, paper and forest products, and plantation-owning companies.

S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

14

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Ten Year: Class A)

Average Annual Total Return 12/31/16	Class A-INIVX After Maximum Sales Charge[1]	Class A-INIVX Before Sales Charge	GDMNTR	S&P 500
One Year	44.27%	53.12%	54.35%	11.96%
Five Year	(13.95)%	(12.93)%	(15.40)%	14.66%
Ten Year	(1.88)%	(1.29)%	(5.14)%	6.95%

Average Annual Total Return 12/31/16	Class C-IIGCX After Maximum Sales Charge[2]	Class C-IIGCX Before Sales Charge	GDMNTR	S&P 500
One Year	51.00%	52.00%	54.35%	11.96%
Five Year	(13.59)%	(13.59)%	(15.40)%	14.66%
Ten Year	(2.03)%	(2.03)%	(5.14)%	6.95%

Average Annual Total Return 12/31/16	Class I-INIIX After Maximum Sales Charge[3]	Class I-INIIX Before Sales Charge	GDMNTR	S&P 500
One Year	n/a	53.63%	54.35%	11.96%
Five Year	n/a	(12.55)%	(15.40)%	14.66%
Ten Year	n/a	0.51%	(5.14)%	6.95%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

15

INTERNATIONAL INVESTORS GOLD FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

Average Annual Total Return 12/31/16	Class Y-INIYX After Maximum Sales Charge[4]	Class Y-INIYX Before Sales Charge	GDMNTR	S&P 500
One Year	n/a	53.49%	54.35%	11.96%
Five Year	n/a	(12.67)%	(15.40)%	14.66%
Life*	n/a	(9.09)%	(11.30)%	12.35%

*  Inception date for the Fund was 4/30/10 (Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting www.vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

NYSE Arca Gold Miners (GDMNTR) Index is a modified market capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

S&P 500® Index (S&P 500) consists of 500 widely held common stocks covering industrial, utility, financial, and transportation sectors.

16

VANECK FUNDS

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2016 - December 31, 2016
Global Hard Assets Fund
Class A	Actual	$1,000.00	$1,113.20	1.38%	$7.33
	Hypothetical**	$1,000.00	$1,018.20	1.38%	$7.00
Class C	Actual	$1,000.00	$1,108.80	2.10%	$11.13
	Hypothetical**	$1,000.00	$1,014.58	2.10%	$10.63
Class I	Actual	$1,000.00	$1,115.30	1.00%	$5.32
	Hypothetical**	$1,000.00	$1,020.11	1.00%	$5.08
Class Y	Actual	$1,000.00	$1,114.50	1.13%	$6.01
	Hypothetical**	$1,000.00	$1,019.46	1.13%	$5.74

		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2016 - December 31, 2016
International Investors Gold Fund
Class A	Actual	$1,000.00	$765.60	1.33%	$5.90
	Hypothetical**	$1,000.00	$1,018.45	1.33%	$6.75
Class C	Actual	$1,000.00	$762.80	2.04%	$9.04
	Hypothetical**	$1,000.00	$1,014.88	2.04%	$10.33
Class I	Actual	$1,000.00	$767.10	1.00%	$4.44
	Hypothetical**	$1,000.00	$1,020.11	1.00%	$5.08
Class Y	Actual	$1,000.00	$767.40	1.10%	$4.89
	Hypothetical**	$1,000.00	$1,019.61	1.10%	$5.58

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses

18

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 97.3%

Bermuda: 0.7%
739,000	Golar LNG Ltd. (USD)	$16,952,660
Canada: 14.5%
1,315,406	Agnico-Eagle Mines Ltd. (USD)	55,247,052
486,000	Agrium, Inc. (USD)	48,867,300
1,735,800	Barrick Gold Corp. (USD)	27,738,084
8,605,100	First Quantum Minerals Ltd.	85,560,708
2,015,900	Goldcorp, Inc. (USD)	27,416,240
4,386,300	Kinross Gold Corp. (USD) *	13,641,393
3,560,800	New Gold, Inc. (USD) *	12,462,800
4,218,900	Teck Resources Ltd. (USD)	84,504,567
		355,438,144
France: 0.6%
2,119,900	Vallourec SA * #	14,565,942
Kuwait: 0.2%
3,592,247	Kuwait Energy Plc (GBP) * # § ø	5,603,803
Luxembourg: 1.1%
751,900	Tenaris SA (ADR)	26,850,349
Monaco: 0.5%
2,679,800	Scorpio Tankers, Inc. (USD)	12,139,494
South Africa: 0.9%
11,160,264	Petra Diamonds Ltd. (GBP) * #	21,424,021
Switzerland: 6.2%
31,739,525	Glencore Xstrata Plc (GBP) * #	107,244,136
9,290,200	Weatherford International Plc (USD) *	46,358,098
		153,602,234
Number of Shares		Value

United Kingdom: 1.1%
360,526	Randgold Resources Ltd. (ADR)	$27,522,555
United States: 71.5%
1,643,500	Callon Petroleum Co. *	25,260,595
1,567,600	CF Industries Holdings, Inc.	49,348,048
639,300	Cimarex Energy Co.	86,880,870
632,250	Concho Resources, Inc. *	83,836,350
3,012,200	Consol Energy, Inc.	54,912,406
953,690	Diamondback Energy, Inc. *	96,379,911
854,200	EOG Resources, Inc.	86,359,620
2,076,600	Freeport-McMoRan Copper & Gold, Inc. *	27,390,354
1,117,200	Green Plains Renewable Energy, Inc.	31,114,020
1,737,200	Gulfport Energy Corp. *	37,593,008
2,035,300	Halliburton Co.	110,089,377
911,900	Hess Corp.	56,802,251
4,222,100	Laredo Petroleum, Inc. *	59,700,494
2,240,700	Louisiana-Pacific Corp. *	42,416,451
6,549,100	Nabors Industries Ltd.	107,405,240
1,871,275	Newfield Exploration Co. *	75,786,638
1,568,900	Newmont Mining Corp.	53,452,423
2,664,400	Parsley Energy, Inc. *	93,893,456
3,483,900	Patterson-UTI Energy, Inc.	93,786,588
1,037,000	PDC Energy, Inc. *	75,265,460

See Notes to Financial Statements

19

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

United States: (continued)
490,900	Pioneer Natural Resources Co.	$88,396,363
574,100	RSP Permian, Inc. *	25,616,342
1,037,000	Schlumberger Ltd.	87,056,150
1,598,600	SM Energy Co.	55,119,728
1,397,000	Steel Dynamics, Inc.	49,705,260
1,441,800	Sunrun, Inc. *	7,655,958
2,770,200	Superior Energy Services, Inc.	46,760,976
344,400	Tyson Foods, Inc.	21,242,592
253,000	Union Pacific Corp.	26,231,040
		1,755,457,969
Total Common Stocks (Cost: $2,002,178,217)		2,389,557,171
Number of Shares		Value

REAL ESTATE INVESTMENT TRUST: 0.3% (Cost: $6,175,711)

United States: 0.3%
313,200	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	$5,947,668
MONEY MARKET FUND: 1.7% (Cost: $41,860,080)
41,860,080	AIM Treasury Portfolio — Institutional Class	41,860,080
Total Investments: 99.3% (Cost: $2,050,214,008)		2,437,364,919

Other assets less liabilities: 0.7%		17,629,957
NET ASSETS: 100.0%		$2,454,994,876

ADR	American Depositary Receipt
GBP	British Pound
USD	United States Dollar

*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $148,837,902 which represents 6.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $5,603,803 which represents 0.2% of net assets.
Ø	Restricted Security — the aggregate value of restricted securities is $5,603,803, or 0.2% of net assets.

Restricted securities held by the Fund as of December 31, 2016 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Kuwait Energy Plc	12/19/2011	3,592,247	$10,862,670	$5,603,803	0.2%

See Notes to Financial Statements

20

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Staples	0.9%	$21,242,592
Energy	65.7	1,600,486,189
Financials	0.2	5,947,668
Industrials	1.4	33,886,998
Materials	30.1	733,941,392
Money Market Fund	1.7	41,860,080
	100.0%	$2,437,364,919

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bermuda	$16,952,660	$—	$—	$16,952,660
Canada	355,438,144	—	—	355,438,144
France	—	14,565,942	—	14,565,942
Kuwait	—	—	5,603,803	5,603,803
Luxembourg	26,850,349	—	—	26,850,349
Monaco	12,139,494	—	—	12,139,494
South Africa	—	21,424,021	—	21,424,021
Switzerland	46,358,098	107,244,136	—	153,602,234
United Kingdom	27,522,555	—	—	27,522,555
United States	1,755,457,969	—	—	1,755,457,969
Real Estate
Investment Trusts*	5,947,668	—	—	5,947,668
Money Market Fund	41,860,080	—	—	41,860,080
Total	$2,288,527,017	$143,234,099	$5,603,803	$2,437,364,919

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

21

GLOBAL HARD ASSETS FUND

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the period ended December 31, 2016:

	Common Stocks
	Brazil	Kuwait
Balance as of December 31, 2015	$0	$3,192,772
Realized gain (loss)	(223,102)	—
Net change in unrealized appreciation (depreciation)	223,102	2,411,031
Purchases	—	—
Sales	0	—
Transfers in and/or out of level 3	—	—
Balance as of December 31, 2016	$—	$5,603,803

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of December 31, 2016:

Impact to
Valuation
	Value as of		Unobservable		from an
	December 31,	Valuation	Input	Unobservable	Increase
	2016	Technique	Description (1)	Input	in Input (2)
Common
Stocks
Kuwait	$5,603,803	Guideline Public
		Companies	Entitlement Multiple	5.50x-10.25x	Increase
			Working Interest Multiple	0.40x-3.00x	Increase
			Marketability Discount	10%	Decrease

(1)	In determining certain of these inputs, management evaluates a variety of factors including economic condition, industry and market developments, market valuations of comparable companies and company specific developments.

(2)	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases or decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

See Notes to Financial Statements

22

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

COMMON STOCKS: 99.3%

Australia: 12.5%
14,397,541	Cardinal Resources Ltd. * #	$2,461,669
1,438,000	Dacian Gold Ltd. * #	2,117,694
13,164,587	Evolution Mining Ltd. #	19,685,723
31,435,662	Gold Road Resources Ltd. * #	12,886,255
951,725	Newcrest Mining Ltd. #	13,646,831
3,909,000	Northern Star Resources Ltd. #	9,990,855
3,116,257	OceanaGold Corp. (CAD)	9,075,012
6,190,000	Saracen Mineral Holdings Ltd. * #	4,342,175
		74,206,214
Canada: 68.8%
460,300	Agnico-Eagle Mines Ltd.	19,352,724
300,000	Agnico-Eagle Mines Ltd. (USD)	12,600,000
227,000	Alamos Gold, Inc.	1,565,576
2,497,000	Alamos Gold, Inc. (USD)	17,079,480
2,160,000	Argonaut Gold, Inc. * ø	3,410,569
3,853,875	Argonaut Gold, Inc. *	6,085,141
1,148,000	Asanko Gold, Inc. *	3,522,705
524,000	Asanko Gold, Inc. (USD) *	1,603,440
4,145,500	Atacama Pacific Gold Corp. ‡ *	1,173,269
5,264,500	AuRico Metals, Inc. *	3,960,187
1,741,984	AuRico Metals, Inc. (USD) *	1,293,075
1,345,100	Auryn Resources, Inc. *	2,965,401
7,470,701	B2Gold Corp. *	17,749,627
Number of Shares		Value

Canada: (continued)
9,927,000	B2Gold Corp. (USD) *	$23,526,990
754,000	Barrick Gold Corp. (USD)	12,048,920
948,000	Bear Creek Mining Corp. * ø	1,659,000
667,000	Bear Creek Mining Corp. *	1,167,250
1,731,000	Bear Creek Mining Corp. *	3,029,717
6,930,000	Belo Sun Mining Corp. *	3,509,775
2,252,087	Brio Gold, Inc. *	5,451,371
4,808,000	Columbus Gold Corp. *	2,148,587
6,144,000	Continental Gold, Inc. *	20,134,510
943,000	Corvus Gold, Inc. *	386,288
1,825,000	Corvus Gold, Inc. (USD) *	764,310
941,000	Detour Gold Corp. *	12,818,598
1,839,000	Eastmain Resources, Inc. * ø	698,820
4,000,000	Eastmain Resources, Inc. *	1,519,383
481,000	Eastmain Resources, Inc. (USD) *	182,780
2,047,461	Eldorado Gold Corp. *	6,587,742
162,800	Eldorado Gold Corp. (USD) *	524,216
2,306,000	First Mining Finance Corp. *	1,477,049
499,000	Fortuna Silver Mines, Inc. *	2,820,847
103,000	Fortuna Silver Mines, Inc. (USD) *	581,950
39,386	Goldcorp, Inc.	536,235
1,860,897	Goldcorp, Inc. (USD)	25,308,199
1,170,000	Guyana Goldfields, Inc. *	5,333,035

See Notes to Financial Statements

23

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Canada: (continued)
1,055,000	Guyana Goldfields, Inc. (USD) *	$4,800,250
21,923,000	Integra Gold Corp. *	9,143,768
3,215,000	Kinross Gold Corp. (USD) *	9,998,650
1,919,684	Kirkland Lake Gold Ltd. *	10,037,003
2,761,000	Klondex Mines Ltd. *	12,852,381
812,000	Lundin Gold, Inc. *	3,181,112
587,500	MAG Silver Corp. (USD) *	6,480,125
2,860,000	Midas Gold Corp. *	1,853,201
1,026,170	New Gold, Inc. * ø	3,591,595
1,229,852	New Gold, Inc. *	4,314,306
648,630	New Gold, Inc. (USD) *	2,270,205
3,515,532	Newcastle Gold Ltd. *	1,911,398
1,133,000	NovaGold Resources, Inc. (USD) *	5,166,480
9,482,375	Orezone Gold Corp. ‡ *	3,743,089
347,000	Osisko Mining, Inc. *	630,604
1,505,400	Osisko Mining, Inc. * § 144A ø	2,735,766
6,752,782	Pilot Gold, Inc. *	2,238,102
2,495,500	Premier Gold Mines Ltd. *	4,758,113
763,000	Pretium Resources, Inc. *	6,319,264
12,000	Pretium Resources, Inc. (USD) *	98,880
284,000	Richmont Mines, Inc. * Reg S	1,844,472
323,000	Richmont Mines, Inc. (USD) * Reg S	2,099,500
7,424,500	Roxgold, Inc. * 144A	6,690,980
Number of Shares		Value

Canada: (continued)
12,117,000	Rye Patch Gold Corp. *	$2,797,654
9,825,000	Sabina Gold and Silver Corp. *	7,171,266
3,774,000	Semafo, Inc. *	12,423,997
18,611	Silver Wheaton Corp.	359,565
852,375	Silver Wheaton Corp. (USD)	16,467,885
480,000	Sulliden Mining Capital, Inc. *	105,463
1,135,000	TMAC Resources, Inc. * Reg S	12,959,111
933,300	Torex Gold Resources, Inc. *	14,451,500
1,634,430	Yamana Gold, Inc.	4,589,283
2,376,578	Yamana Gold, Inc. (USD)	6,678,184
		409,339,918
Mexico: 3.6%
1,434,000	Fresnillo Plc (GBP) #	21,301,173
United Kingdom: 4.1%
1,771,000	African Barrick Gold Ltd. #	8,115,121
216,000	Randgold Resources Ltd. (ADR)	16,489,440
		24,604,561
United States: 10.3%
874,000	Newmont Mining Corp.	29,777,180
234,100	Royal Gold, Inc.	14,830,235
1,407,000	Tahoe Resources, Inc. (CAD) ø	13,256,284
342,000	Tahoe Resources, Inc.	3,221,640
		61,085,339
Total Common Stocks (Cost: $444,437,282)		590,537,205

See Notes to Financial Statements

24

Number of Shares		Value

WARRANTS: 0.0% (Cost: $0)
Canada: 0.0%
1,933,750	Pilot Gold, Inc. Warrants (CAD 0.90, expiring 05/16/19) * §	$165,629
Number of Shares		Value

MONEY MARKET FUND: 0.7% (Cost: $4,182,780)
4,182,780	AIM Treasury Portfolio — Institutional Class	$4,182,780
Total Investments: 100.0% (Cost: $448,620,062)		594,885,614
Liabilities in excess of other assets: (0.0)%		(174,152)
NET ASSETS: 100.0%		$594,711,462

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
USD	United States Dollar

‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
#	Indicates a fair valued security which has been valued in good faith pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $94,547,496 which represents 15.9% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $2,901,395 which represents 0.5% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $9,426,746, or 1.6% of net assets.
ø	Restricted Security — the aggregate value of restricted securities is $25,352,034, or 4.3% of net assets.

See Notes to Financial Statements

25

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED SCHEDULE OF INVESTMENTS

(continued)

Restricted securities held by the Fund as of December 31, 2016 are as follows:

	Acquisition	Number of	Acquisition		% of
Security	Date	Shares	Cost	Value	Net Assets
Argonaut Gold, Inc.	11/13/2009	2,160,000	$10,383442	$3,410,569	0.6%
Bear Creek Mining Corp.	08/15/2005	948,000	2,865,287	1,659,000	0.3
Eastmain Resources, Inc.	06/13/2008	1,839,000	2,503,501	698,820	0.1
New Gold, Inc.	06/28/2007	1,026,170	1,298,775	3,591,595	0.6
Osisko Mining, Inc.	09/09/2016	1,505,400	3,176,315	2,735,766	0.5
Tahoe Resources, Inc.	05/28/2010	1,407,000	8,539,348	13,256,284	2.2
			$28,766,668	$25,352,034	4.3%

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Diversified Metals & Mining	2.1%	$12,537,650
Gold	87.6	520,825,839
Precious Metals & Minerals	5.1	30,628,973
Silver	4.5	26,710,372
Money Market Fund	0.7	4,182,780
	100.0%	$594,885,614

A summary of the Fund’s transactions in securities of affiliates for the period ended December 31, 2016 is set forth below:

	Value		Sales	Realized	Dividend	Value
Affiliates	12/31/15	Purchases	Proceeds	Gain (Loss)	Income	12/31/16
Atacama Pacific Gold Corp.	$—	$1,399,691	$—	$—	$—	$1,173,269
Integra Gold Corp.	5,807,914	—	934,301	449,814	—	—	(a)
Orezone Gold Corp.	2,178,094	—	1,149,802	(145,330)	—	3,743,089
Sabina Gold and Silver Corp.	6,063,901	—	1,733,994	(8,297,948)	—	—	(a)
	$14,049,909	$1,399,691	$3,818,097	$(7,993,464)	$—	$4,916,358

(a)	Security held by Fund, however not classified as an affiliate at the end of the reporting period.

See Notes to Financial Statements

26

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$9,075,012	$65,131,202	$—	$74,206,214
Canada	409,339,918	—	—	409,339,918
Mexico	—	21,301,173	—	21,301,173
United Kingdom	16,489,440	8,115,121	—	24,604,561
United States	61,085,339	—	—	61,085,339
Warrants*	165,629	—	—	165,629
Money Market Fund	4,182,780	—	—	4,182,780
Total	$500,338,118	$94,547,496	$—	$594,885,614

* See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

27

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value (1)	$2,437,364,919
Cash	135,644
Receivables:
Investments sold	30,128,102
Shares of beneficial interest sold	2,283,696
Dividends	1,645,778
Prepaid expenses	106,107
Other assets	1,289
Total assets	2,471,665,535
Liabilities:
Payables:
Investments purchased	2,681,038
Shares of beneficial interest redeemed	9,977,025
Due to Adviser	1,662,328
Due to Distributor	175,930
Deferred Trustee fees	1,005,000
Accrued expenses	1,169,338
Total liabilities	16,670,659
NET ASSETS	$2,454,994,876
Net Assets consist of:
Aggregate paid in capital	$2,888,524,790
Net unrealized appreciation	387,150,100
Accumulated net investment loss	(1,004,999)
Accumulated net realized loss	(819,675,015)
$2,454,994,876
(1) Cost of Investments	$2,050,214,008

See Notes to Financial Statements

28

GLOBAL HARD ASSETS FUND

STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$418,615,578
Shares of beneficial interest outstanding	11,355,016
Net asset value and redemption price per share	$36.87
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$39.12
Class C Shares:
Net Assets	$94,487,826
Shares of beneficial interest outstanding	2,952,303
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$32.00
Class I Shares:
Net Assets	$1,629,778,498
Shares of beneficial interest outstanding	42,319,977
Net asset value, offering and redemption price per share	$38.51
Class Y Shares:
Net Assets	$312,112,974
Shares of beneficial interest outstanding	8,329,557
Net asset value, offering and redemption price per share	$37.47

See Notes to Financial Statements

29

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value
Unaffiliated issuers (1)	$589,969,256
Affiliated issuers (2)	4,916,358
Cash	23,900
Receivables:
Shares of beneficial interest sold	2,171,504
Dividends and interest	17,818
Prepaid expenses	137,886
Other assets	7,150
Total assets	597,243,872
Liabilities:
Payables:
Shares of beneficial interest redeemed	1,247,883
Due to Adviser	352,443
Due to Distributor	101,346
Deferred Trustee fees	186,053
Accrued expenses	644,685
Total liabilities	2,532,410
NET ASSETS	$594,711,462
Net Assets consist of:
Aggregate paid in capital	$865,648,317
Net unrealized appreciation	146,265,552
Accumulated net investment loss	(75,160,301)
Accumulated net realized loss	(342,042,106)
$594,711,462
(1) Cost of Investments — unaffiliated issuers	$443,109,322
(2) Cost of Investments — affiliated issuers	$5,510,740

See Notes to Financial Statements

30

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

(continued)

Class A Shares:
Net Assets	$285,208,388
Shares of beneficial interest outstanding	33,070,795
Net asset value and redemption price per share	$8.62
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$9.15
Class C Shares:
Net Assets	$50,631,781
Shares of beneficial interest outstanding	6,649,618
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$7.61
Class I Shares:
Net Assets	$183,510,751
Shares of beneficial interest outstanding	16,726,329
Net asset value, offering and redemption price per share	$10.97
Class Y Shares:
Net Assets	$75,360,542
Shares of beneficial interest outstanding	8,585,945
Net asset value, offering and redemption price per share	$8.78

See Notes to Financial Statements

31

GLOBAL HARD ASSETS FUND

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Income:
Dividends	$19,906,168
Foreign taxes withheld	(558,736)
Total income	19,347,432
Expenses:
Management fees	23,240,669
Distribution fees – Class A	1,010,087
Distribution fees – Class C	935,400
Transfer agent fees – Class A	838,791
Transfer agent fees – Class C	76,806
Transfer agent fees – Class I	131,778
Transfer agent fees – Class Y	395,838
Custodian fees	9,149
Professional fees	269,621
Registration fees – Class A	5,002
Registration fees – Class C	21,984
Registration fees – Class I	34,126
Registration fees – Class Y	4,971
Reports to shareholders	103,718
Insurance	167,997
Trustees’ fees and expenses	372,639
Interest	254
Other	55,191
Total expenses	27,674,021
Waiver of management fees	(1,464,538)
Net expenses	26,209,483
Net investment loss	(6,862,051)
Net realized loss on:
Investments sold	(220,663,363)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(990)
Net realized loss	(220,664,353)
Net change in net unrealized appreciation on:
Investments	1,055,408,614
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	11,694
Net change in net unrealized appreciation	1,055,420,308
Net Increase in Net Assets Resulting from Operations	$827,893,904

See Notes to Financial Statements

32

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Income:
Dividends – unaffiliated issuers	$3,502,663
Foreign taxes withheld	(311,074)
Total income	3,191,589
Expenses:
Management fees	4,948,751
Distribution fees – Class A	811,974
Distribution fees – Class C	548,195
Transfer agent fees – Class A	343,824
Transfer agent fees – Class C	43,832
Transfer agent fees – Class I	18,293
Transfer agent fees – Class Y	74,740
Administration fees	1,715,619
Custodian fees	30,951
Professional fees	68,066
Registration fees – Class A	13,585
Registration fees – Class C	17,110
Registration fees – Class I	14,869
Registration fees – Class Y	14,482
Reports to shareholders	51,127
Insurance	37,161
Trustees’ fees and expenses	5,025
Interest	8,176
Other	2,502
Total expenses	8,768,282
Waiver of management fees	(32,416)
Net expenses	8,735,866
Net investment loss	(5,544,277)
Net realized gain (loss) on:
Investments sold – unaffiliated issuers	(20,035,639)
Investments sold – affiliated issuers	(7,993,464)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(71,770)
Net realized loss	(28,100,873)
Net change in unrealized appreciation (depreciation) on:
Investments	288,670,751
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	690
Net change in unrealized appreciation	288,671,441
Net Increase in Net Assets Resulting from Operations	$255,026,291

See Notes to Financial Statements

33

GLOBAL HARD ASSETS FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2016	2015
Operations:
Net investment income (loss)	$(6,862,051)	$10,700,284
Net realized loss	(220,664,353)	(424,741,739)
Net change in unrealized appreciation (depreciation)	1,055,420,308	(649,515,970)
Net increase (decrease) in net assets resulting from operations	827,893,904	(1,063,557,425)
Dividends to shareholders from:
Net investment income
Class A Shares	(125,900)	(1,664,109)
Class C Shares	(32,826)	(530,168)
Class I Shares	(469,248)	(6,633,313)
Class Y Shares	(91,726)	(1,181,996)
Total dividends	(719,700)	(10,009,586)
Share transactions:
Proceeds from sale of shares
Class A Shares	159,604,643	171,362,023
Class C Shares	7,972,671	15,693,324
Class I Shares	255,442,306	508,256,988
Class Y Shares	133,011,963	185,358,379
	556,031,583	880,670,714
Reinvestment of dividends
Class A Shares	102,065	1,380,294
Class C Shares	26,275	416,616
Class I Shares	409,232	5,834,274
Class Y Shares	73,851	847,818
	611,423	8,479,002
Cost of shares redeemed
Class A Shares	(201,987,798)	(277,348,364)
Class C Shares	(35,028,488)	(74,872,257)
Class I Shares	(493,117,025)	(633,290,395)
Class Y Shares	(145,196,412)	(196,970,210)
	(875,329,723)	(1,182,481,226)

Net decrease in net assets resulting from share transactions	(318,686,717)	(293,331,510)
Total increase (decrease) in net assets	508,487,487	(1,366,898,521)
Net Assets:
Beginning of year	1,946,507,389	3,313,405,910
End of year #	$2,454,994,876	$1,946,507,389
# Including accumulated net investment loss	$(1,004,999)	$(302,032)

See Notes to Financial Statements

34

INTERNATIONAL INVESTORS GOLD FUND

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Operations:
Net investment loss	$(5,544,277)	$(2,269,869)
Net realized loss	(28,100,873)	(66,433,984)
Net change in unrealized appreciation (depreciation)	288,671,441	(61,216,077)
Net increase (decrease) in net assets resulting from operations	255,026,291	(129,919,930)
Dividends to shareholders from:
Net investment income
Class A Shares	(17,255,912)	—
Class C Shares	(3,481,718)	—
Class I Shares	(8,610,079)	—
Class Y Shares	(4,448,666)	—
Total dividends	(33,796,375)	—
Share transactions:
Proceeds from sale of shares
Class A Shares	93,535,412	54,649,631
Class C Shares	20,890,266	7,848,958
Class I Shares	25,382,837	104,403,776
Class Y Shares	91,392,658	20,905,629
	231,201,173	187,807,994
Reinvestment of dividends
Class A Shares	15,131,782	—
Class C Shares	2,753,788	—
Class I Shares	8,536,163	—
Class Y Shares	3,461,625	—
	29,883,358	—
Cost of shares redeemed
Class A Shares	(117,123,532)	(65,318,384)
Class C Shares	(17,842,440)	(16,217,770)
Class I Shares	(154,030,847)	(39,592,506)
Class Y Shares	(55,677,958)	(26,737,096)
	(344,674,777)	(147,865,756)
Net increase (decrease) in net assets resulting from share transactions	(83,590,246)	39,942,238
Total increase (decrease) in net assets	137,639,670	(89,977,692)
Net Assets:
Beginning of year	457,071,792	547,049,484
End of year #	$594,711,462	$457,071,792
# Including accumulated net investment loss	$(75,160,301)	$(49,968,154)

See Notes to Financial Statements

35

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$25.76	$38.89	$48.31	$43.64	$43.34
Income from investment operations:
Net investment income (loss)	(0.20)	0.05 (b)	(0.07)	(0.15)	0.05
Net realized and unrealized gain (loss) on investments	11.32	(13.05)	(9.31)	4.84	1.03
Total from investment operations	11.12	(13.00)	(9.38)	4.69	1.08
Less dividends and distributions from:
Net investment income	(0.01)	(0.13)	(0.04)	(0.02)	(0.25)
Net realized gains	—	—	—	—	(0.53)
Total dividends and distributions	(0.01)	(0.13)	(0.04)	(0.02)	(0.78)
Net asset value, end of year	$36.87	$25.76	$38.89	$48.31	$43.64
Total return (a)	43.17%	(33.42)%	(19.41)%	10.74%	2.49%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$418,616	$321,875	$609,885	$1,025,779	$1,219,828
Ratio of gross expenses to average net assets	1.50%	1.36%	1.43%	1.45%	1.45%
Ratio of net expenses to average net assets	1.38%	1.36%	1.38%	1.38%	1.38%
Ratio of net expenses, excluding interest expense, to average net assets	1.38%	1.36%	1.38%	1.38%	1.38%
Ratio of net investment income (loss) to average net assets	(0.56)%	0.14%	(0.12)%	(0.00)%	0.32%
Portfolio turnover rate	36%	26%	36%	33%	27%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

36

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2016	2015		2014	2013	2012
Net asset value, beginning of year	$22.53	$34.32		$42.99	$39.15	$39.29
Income from investment operations:
Net investment loss	(0.42)	(0.21	)(b)	(0.48)	(0.56)	(0.29)
Net realized and unrealized gain (loss) on investments	9.90	(11.45)		(8.15)	4.42	0.93
Total from investment operations	9.48	(11.66)		(8.63)	3.86	0.64
Less dividends and distributions from:
Net investment income	(0.01)	(0.13)		(0.04)	(0.02)	(0.25)
Net realized gains	—	—		—	—	(0.53)
Total dividends and distributions	(0.01)	(0.13)		(0.04)	(0.02)	(0.78)
Net asset value, end of year	$32.00	$22.53		$34.32	$42.99	$39.15
Total return (a)	42.08%	(33.96)%		(20.07)%	9.85%	1.63%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$94,488	$88,945		$202,213	$337,441	$418,077
Ratio of gross expenses to average net assets	2.15%	2.16%		2.19%	2.23%	2.21%
Ratio of net expenses to average net assets	2.15%	2.16%		2.19%	2.20%	2.20%
Ratio of net expenses, excluding interest expense, to average net assets	2.15%	2.16%		2.19%	2.20%	2.20%
Ratio of net investment loss to average net assets	(1.30)%	(0.67)%		(0.93)%	(0.82)%	(0.48)%
Portfolio turnover rate	36%	26%		36%	33%	27%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

37

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.80	$40.31	$49.89	$44.89	$44.40
Income from investment operations:
Net investment income (loss)	(0.06)	0.18 (b)	0.13	0.22	0.37
Net realized and unrealized gain (loss) on investments	11.78	(13.56)	(9.67)	4.80	0.90
Total from investment operations	11.72	(13.38)	(9.54)	5.02	1.27
Less dividends and distributions from:
Net investment income	(0.01)	(0.13)	(0.04)	(0.02)	(0.25)
Net realized gains	—	—	—	—	(0.53)
Total dividends and distributions	(0.01)	(0.13)	(0.04)	(0.02)	(0.78)
Net asset value, end of year	$38.51	$26.80	$40.31	$49.89	$44.89
Total return (a)	43.73%	(33.18)%	(19.12)%	11.17%	2.86%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,629,778	$1,307,353	$2,142,879	$2,340,890	$1,943,088
Ratio of gross expenses to average net assets	1.05%	1.04%	1.02%	1.03%	1.02%
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	(0.17)%	0.50%	0.27%	0.39%	0.76%
Portfolio turnover rate	36%	26%	36%	33%	27%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

38

GLOBAL HARD ASSETS FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of year	$26.11	$39.33	$48.74	$43.92	$43.50
Income from investment operations:
Net investment income (loss)	(0.10)	0.13 (b)	0.06	0.10	0.35
Net realized and unrealized gain (loss) on investments	11.47	(13.22)	(9.43)	4.74	0.85
Total from investment operations	11.37	(13.09)	(9.37)	4.84	1.20
Less dividends and distributions from:
Net investment income	(0.01)	(0.13)	(0.04)	(0.02)	(0.25)
Net realized gains	—	—	—	—	(0.53)
Total dividends and distributions	(0.01)	(0.13)	(0.04)	(0.02)	(0.78)
Net asset value, end of year	$37.47	$26.11	$39.33	$48.74	$43.92
Total return (a)	43.55%	(33.27)%	(19.22)%	11.01%	2.76%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$312,113	$228,335	$358,429	$429,829	$388,310
Ratio of gross expenses to average net assets	1.19%	1.15%	1.16%	1.19%	1.16%
Ratio of net expenses to average net assets	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net expenses, excluding interest expense, to average net assets	1.13%	1.13%	1.13%	1.13%	1.13%
Ratio of net investment income (loss) to average net assets	(0.30)%	0.37%	0.13%	0.24%	0.65%
Portfolio turnover rate	36%	26%	36%	33%	27%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

39

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class A
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of year	$ 6.03		$ 8.00		$ 8.52		$16.81		$19.08
Income from investment operations:
Net investment loss	(0.09	)(b)	(0.04	)(b)	(0.09	)(b)	(0.06	)(b)	(0.10	)(b)
Net realized and unrealized gain (loss) on investments	3.23		(1.93)		(0.43)		(8.16)		(1.75)
Total from investment operations	3.14		(1.97)		(0.52)		(8.22)		(1.85)
Less dividends and distributions from:
Net investment income	(0.55)		—		—		(0.07)		—
Net realized gains	—		—		—		—		(0.42)
Total dividends and distributions	(0.55)		—		—		(0.07)		(0.42)
Net asset value, end of year	$ 8.62		$ 6.03		$ 8.00		$8.52		$16.81
Total return (a)	53.12%		(24.63)%		(6.10)%		(48.91)%		(9.61)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$285,208		$204,987		$281,580		$339,483		$811,802
Ratio of gross expenses to average net assets	1.35%		1.43%		1.47%		1.46%		1.29%
Ratio of net expenses to average net assets	1.35%		1.43%		1.45%		1.45%		1.29%
Ratio of net expenses, excluding interest expense, to average net assets	1.35%		1.43%		1.45%		1.45%		1.29%
Ratio of net investment loss to average net assets	(0.89)%		(0.54)%		(0.88)%		(0.54)%		(0.52)%
Portfolio turnover rate	28%		45%		43%		40%		30%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

40

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class C
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of year	$ 5.41		$ 7.24		$ 7.76		$15.44		$17.71
Income from investment operations:
Net investment loss	(0.15	)(b)	(0.09	)(b)	(0.15	)(b)	(0.14	)(b)	(0.22	)(b)
Net realized and unrealized gain (loss) on investments	2.90		(1.74)		(0.37)		(7.47)		(1.63)
Total from investment operations	2.75		(1.83)		(0.52)		(7.61)		(1.85)
Less dividends and distributions from:
Net investment income	(0.55)		—		—		(0.07)		—
Net realized gains	—		—		—		—		(0.42)
Total dividends and distributions	(0.55)		—		—		(0.07)		(0.42)
Net asset value, end of year	$ 7.61		$ 5.41		$ 7.24		$ 7.76		$15.44
Total return (a)	52.00%		(25.28)%		(6.70)%		(49.29)%		(10.36)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$50,632		$32,556		$52,916		$65,979		$174,907
Ratio of gross expenses to average net assets	2.10%		2.22%		2.34%		2.30%		2.09%
Ratio of net expenses to average net assets	2.10%		2.20%		2.20%		2.20%		2.09%
Ratio of net expenses, excluding interest expense, to average net assets	2.10%		2.20%		2.20%		2.20%		2.09%
Ratio of net investment loss to average net assets	(1.65)%		(1.31)%		(1.63)%		(1.29)%		(1.33)%
Portfolio turnover rate	28%		45%		43%		40%		30%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

41

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class I
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of year	$ 7.54		$ 9.95		$10.54		$20.67		$23.28
Income from investment operations:
Net investment loss	(0.06	)(b)	(0.01	)(b)	(0.05	)(b)	(0.01	)(b)	(0.04	)(b)
Net realized and unrealized gain (loss) on investments	4.04		(2.40)		(0.54)		(10.05)		(2.15)
Total from investment operations	3.98		(2.41)		(0.59)		(10.06)		(2.19)
Less dividends and distributions from:
Net investment income	(0.55)		—		—		(0.07)		—
Net realized gains	—		—		—		—		(0.42)
Total dividends and distributions	(0.55)		—		—		(0.07)		(0.42)
Net asset value, end of year	$10.97		$ 7.54		$ 9.95		$10.54		$20.67
Total return (a)	53.63%		(24.22)%		(5.60)%		(48.67)%		(9.34)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$183,511		$191,444		$166,371		$160,524		$166,567
Ratio of gross expenses to average net assets	1.01%		1.07%		1.07%		1.08%		0.96%
Ratio of net expenses to average net assets	1.00%		1.00%		1.00%		1.00%		0.96%
Ratio of net expenses, excluding interest expense, to average net assets	1.00%		1.00%		1.00%		1.00%		0.96%
Ratio of net investment loss to average net assets	(0.52)%		(0.13)%		(0.43)%		(0.08)%		(0.20)%
Portfolio turnover rate	28%		45%		43%		40%		30%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

42

INTERNATIONAL INVESTORS GOLD FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Class Y
	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value, beginning of year	$ 6.12		$ 8.08		$ 8.58		$16.88		$19.12
Income from investment operations:
Net investment income (loss)	(0.07	)(b)	(0.02	)(b)	(0.06	)(b)	(0.03	)(b)	(0.06	)(b)
Net realized and unrealized gain (loss) on investments	3.28		(1.94)		(0.44)		(8.20)		(1.76)
Total from investment operations	3.21		(1.96)		(0.50)		(8.23)		(1.82)
Less dividends and distributions from:
Net investment income	(0.55)		—		—		(0.07)		—
Net realized gains	—		—		—		—		(0.42)
Total dividends and distributions	(0.55)		—		—		(0.07)		(0.42)
Net asset value, end of year	$ 8.78		$ 6.12		$ 8.08		$ 8.58		$16.88
Total return (a)	53.49%		(24.26)%		(5.83)%		(48.76)%		(9.44)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$75,361		$28,084		$46,183		$34,096		$96,108
Ratio of gross expenses to average net assets	1.11%		1.21%		1.31%		1.34%		1.08%
Ratio of net expenses to average net assets	1.10%		1.10%		1.13%		1.20%		1.08%
Ratio of net expenses, excluding interest expense, to average net assets	1.10%		1.10%		1.13%		1.20%		1.08%
Ratio of net investment loss to average net assets	(0.66)%		(0.21)%		(0.55)%		(0.30)%		(0.31)%
Portfolio turnover rate	28%		45%		43%		40%		30%
(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

43

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Funds (the “Trust”) (formerly known as Van Eck Funds) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Trust operates as a series fund currently comprised of seven portfolios. These financial statements relate only to the following investment portfolios: Global Hard Assets Fund and International Investors Gold Fund (collectively the “Funds” and each a “Fund”). The International Investors Gold Fund is classified as a non-diversified fund and may effect certain investments through the Gold Series Fund I Subsidiary, (a wholly-owned “Subsidiary”). The Global Hard Assets Fund is classified as a diversified fund and seeks long-term capital appreciation by investing primarily in hard asset securities. The International Investors Gold Fund seeks long-term capital appreciation by investing in common stocks of gold-mining companies or directly in gold bullion and other metals. Each of the Funds is authorized to issue various classes of shares. Each share class represents an interest in the same portfolio of investments of the respective Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not
44

included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (as described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Open-end mutual fund investments (including money market funds) are valued at their closing net asset value each business day and are categorized as Level 1 in the fair value hierarchy. Forward foreign currency contracts are valued at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and is categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The
45

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value each Fund’s investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of each Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Gold Series Fund I Subsidiary, a Cayman Islands exempted company, was incorporated on November 7, 2011. Consolidated financial statements of the International Investors Gold Fund, present the financial position and results of operation for the Fund and its wholly-owned Subsidiary. All interfund account balances and transactions between parent and subsidiary have been eliminated in consolidation. As of December 31, 2016, the International Investors Gold Fund held $65,007 in its Subsidiary, representing 0.01% of the Fund’s net assets.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The wholly-owned subsidiary of the International Investors Gold Fund is classified as a controlled foreign corporation (“CFC”) under the Code. For
46

U.S. tax purposes, a CFC is not subject to U.S. income tax. However, as a wholly-owned CFC, its net income and capital gain, to the extent of its earnings and profits, will be included each year in the International Investors Gold Fund investment company taxable income. Net losses of the CFC cannot be deducted by the International Investors Gold Fund in the current year nor carried forward to offset taxable income in future years.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gains (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions for the Funds are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

F.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Funds and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.
47

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

G.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each Fund’s Schedule of Investments.

I.	Use of Derivative Instruments—The Funds may investment in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Funds’ derivative instruments and hedging activities. At December 31, 2016, the Funds held no derivative instruments.

Forward Foreign Currency Contracts—The Funds are subject to foreign currency risk in the normal course of pursuing its investment objectives. The Funds may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities to gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net
48

realized gain (loss) on forward foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations. The Funds may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. International Investors Gold Fund held forward foreign currency contracts for two months during the year ended December 31, 2016 with an average unrealized depreciation of $32,289. At December 31, 2016, the Fund held no forward foreign currency contracts.

The impact of transactions in derivative instruments during the year ended December 31, 2016, was as follow:

Foreign
Currency Risk
International Investors Gold Fund
Realized gain (loss):
Foreign forward currency contracts[1]	(66,933)

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

J.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments. At December 31, 2016, the Funds held no financial instruments that would require additional disclosure.

Note 3—Investment Management and Other Agreements—The Van Eck Associates Corporation (“VEAC”) is the investment adviser (the “Adviser”) to the Global Hard Assets Fund and International Investors Gold Fund.

The Adviser receives a management fee, calculated daily and payable monthly based on the Funds’ average daily net assets:

Fund	Annual Rate
Global Hard Assets Fund	1.00% of the first $2.5 billion and 0.90% thereafter
International Investors Gold Fund	0.75% of the first $500 million, 0.65% on the next $250 million and 0.50% thereafter

The Adviser has agreed, through May 1, 2017, to voluntarily waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments

49

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2016, are as follows:

		Waiver of
	Expense	Management
	Limitations	Fees
Global Hard Assets Fund
Class A	1.38%	$486,932
Class C	2.20	—
Class I	1.00	819,374
Class Y	1.13	158,232
International Investors Gold Fund
Class A	1.45%	$—
Class C	2.20	—
Class I	1.00	23,056
Class Y	1.10	9,360

The Adviser also performs accounting and administrative services for the International Investors Gold Fund. The Adviser is paid a monthly fee at a rate of 0.25% per year on the first $750 million of the average daily net assets of the Fund and 0.20% per year of the average daily net assets in excess of $750 million. During the year ended December 31, 2016, the Adviser received $1,715,619 from the International Investors Gold Fund pursuant to this contract.

For the year ended December 31, 2016, VanEck Securities Corporation (the “Distributor”), an affiliate of the Adviser, received a total of $1,384,614 in sales loads relating to the sale of shares of the Funds, of which $1,196,339 was reallowed to broker/dealers and the remaining $188,275 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—The cost of purchases and proceeds from sales of investments, excluding short-term investments, for the year ended December 31, 2016 were as follows:

	Cost of	Proceeds from
	Investments	Investments
Fund	Purchased	Sold
Global Hard Assets Fund	$816,587,535	$1,150,486,042
International Investors Gold Fund	186,134,253	305,782,028

During the year ended December 31, 2016, Global Hard Assets Fund engaged in sales of investments with funds or other accounts that are managed by the

50

Adviser (or an affiliate of the Adviser). These sale transactions complied with Rule 17a-7 under the Act and aggregated to $23,675,925.

Note 5—Income Taxes—As of December 31, 2016, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

		Gross	Gross	Net Unrealized
	Cost of	Unrealized	Unrealized	Appreciation
Fund	Investments	Appreciation	Depreciation	(Depreciation)
Global Hard Assets Fund	$2,103,175,006	$687,709,034	$(353,519,121)	$334,189,913
International Investors Gold Fund	546,768,230	195,054,752	(146,943,034)	48,111,718

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

		International
	Global Hard	Investors
	Assets Fund	Gold Fund
Undistributed Ordinary Income	$—	$9,945,617
Accumulated Capital Losses	(766,714,017)	(328,854,624)
Other Temporary Difference	(1,004,999)	(186,052)
Unrealized Appreciation	334,189,102	48,158,204
Total	$(433,529,914)	$(270,936,855)

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2016 were as follows:

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Fund	Ordinary Income	Ordinary Income
Global Hard Assets Fund	$719,700	$10,009,586
International Investors Gold Fund	33,796,375	—

At December 31, 2016, the following Funds had capital loss carryforwards available to offset future capital gains as follows:

	Post-Effective-	Post-Effective-	Expiring in the
	No Expiration	No Expiration	Year Ended
	Short-Term	Long-Term	December 31,
Fund	Capital Losses	Capital Losses	2017
Global Hard Assets Fund	$78,236,599	$688,477,418	$—
International Investors Gold Fund	96,378,756	232,475,868	—

During the year ended December 31, 2016, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, income from its investment in a controlled foreign corporation and overdistribution, the

51

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

Funds incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase/	Increase/	Increase/
	Decrease in	Decrease in	Decrease in
	Accumulated	Accumulated	Aggregate
	Net Investment	Net Realized	Paid in
Fund	Income/Loss	Gain/Loss	Capital
Global Hard Assets Fund	$6,878,784	$990	$(6,879,774)
International Investors Gold Fund	14,148,505	(14,128,912)	(19,593)

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax years. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2016, the Funds did not incur any interest or penalties.

Note 6—Concentration of Risk—The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. Changes in laws or government regulation by the United States and/or the Cayman Islands could adversely affect the operations of the Funds. The Global Hard Assets Fund and the International Investors Gold Fund may concentrate their investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. In addition, the International Investors Gold Fund may invest up to 25% of its net assets in gold and silver coins, gold, silver, platinum and palladium bullion and exchange traded funds that invest in such coins and bullion and derivatives on the foregoing. Since the Funds may so concentrate,

52

they may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature.

The United Kingdom recently decided to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Note 7—12b-1 Plans of Distribution—Pursuant to Rule 12b-1 Plans of Distribution (the “Plan”), the Funds are authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Funds. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares (the “Annual Limitations”).

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Class A
Shares sold	5,199,844	4,912,571	9,637,738	7,925,773
Shares reinvested	2,745	54,687	1,949,971	—
Shares redeemed	(6,344,714)	(8,152,913)	(12,485,876)	(9,147,264)
Net decrease	(1,142,125)	(3,185,655)	(898,167)	(1,221,491)
Class C
Shares sold	286,493	512,593	2,262,282	1,237,339
Shares reinvested	814	18,860	402,013	—
Shares redeemed	(1,282,569)	(2,475,153)	(2,027,372)	(2,537,793)
Net increase (decrease)	(995,262)	(1,943,700)	636,923	(1,300,454)
Class I
Shares sold	8,313,524	14,139,513	2,265,835	13,321,668
Shares reinvested	10,536	222,173	864,859	—
Shares redeemed	(14,781,968)	(18,738,194)	(11,798,167)	(4,653,151)
Net increase (decrease)	(6,457,908)	(4,376,508)	(8,667,473)	8,668,517
53

VANECK FUNDS

NOTES TO FINANCIAL STATEMENTS

(continued)

	Global Hard Assets Fund		International Investors Gold Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2016	2015	2016	2015
Class Y
Shares sold	4,247,343	5,378,564	9,216,626	2,772,954
Shares reinvested	1,954	33,131	438,181	—
Shares redeemed	(4,664,173)	(5,779,563)	(5,659,506)	(3,895,831)
Net increase (decrease)	(414,876)	(367,868)	3,995,301	(1,122,877)

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Trust (another registered investment company managed by Adviser) (the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Funds and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2016, the following Funds borrowed under this Facility:

			Average	Outstanding Loan
	Days	Average Daily	Interest	Balance as of
Fund	Outstanding	Loan Balance	Rate	December 31, 2016
International Investors Gold Fund	40	$4,815,674	1.76%	$0

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Funds adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Funds’ ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are

54

required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Funds’ ability to meet its obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Funds’ financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Funds’ current financial statement presentation and expects that the Funds will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 12—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

55

VANECK FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of VanEck Funds and Shareholders of Global Hard Assets Fund and International Investors Gold Fund

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to International Investors Gold Fund), including the schedules of investments (consolidated as it relates to International Investors Gold Fund), of Global Hard Assets Fund and International Investors Gold Fund (two of the series constituting VanEck Funds) (the “Funds”) as of December 31, 2016, and the related statements of operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, the statements of changes in net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements (consolidated as it relates to International Investors Gold Fund) and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to International Investors Gold Fund) of Global Hard Assets Fund and International Investors Gold Fund (two of the series constituting VanEck Funds) at December 31, 2016, the results of their operations (consolidated as it relates to International Investors Gold Fund) for the year then ended, the changes in their net assets (consolidated as it relates to International Investors Gold Fund) for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

56

TAX INFORMATION

(unaudited)

For the 2016 fiscal year, 100% of the ordinary income dividends paid by the Global Hard Assets Fund qualified for the Corporate Dividends Received Deduction.

The International Investors Gold Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2016 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$301,395	$3,022,593

For the 2016 fiscal year, 1.35% of the ordinary income dividends paid by the International Investors Gold Fund qualified for the Corporate Dividends Received Deduction.

57

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	12	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
58

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	70	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	70	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014.	12	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
59

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

(unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
60

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
61

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Funds’ prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	GHAIIGAR

ANNUAL REPORT
December 31, 2016

VanEck Funds

Long/Short Equity Index Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2016.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

LONG/SHORT EQUITY INDEX FUND

December 31, 2016 (unaudited)

Dear Shareholder:

The Long/Short Equity Index Fund (the “Fund”) gained 2.60% (Class A shares, excluding sales charge) for the 12 month period ended December 31, 2016. The Fund’s benchmark, MVISTM North America Long/Short Equity Index1 (the “Index”), gained 4.04% for the same period. The annualized daily volatility of both the Fund and the Index was just over 5%. Within its Morningstar peer group of Long/Short Equity managers, the fund ranked at exactly the 50% percentile.

The Index uses a proprietary statistical model to identify a weighted set of exchange-traded funds (ETFs) that seeks to reproduce the performance of a universe of North America-focused long/short equity hedge funds.2 Each month, the Fund allocates its assets to long and short positions in the ETFs that the Index model selects. As the Index is constructed so that the sum of its gross long and short exposures equals 100%, the Fund never uses any leverage.3

Fund Review

During the year, the Index model made allocations to 21 different ETFs, of which fifteen track equity indices, four hold debt securities, one tracks the price of silver, and one tracks the value of the U.S. dollar relative to other major currencies. Twelve of the equity ETFs invest in a combination of value and growth stocks, while the other three invest exclusively in growth stocks. The table below summarizes the gross and net exposures of the Fund in 2016.*

	Average Gross Exposure				Average Net Exposure
	Long		Short		Long		Short
	Months	Exposure	Months	Exposure	Months	Exposure	Months	Exposure
Equity	12	40.41%	6	-14.49%	12	33.17%	0	0.00%
Debt	4	26.67%	4	-18.30%	3	33.33%	4	-16.63%
Commodity	0	0.00%	1	-0.92%	0	0.00%	1	-0.92%
Currency	1	15.63%	0	0.00%	1	15.63%	0	0.00%
Cash and T-Bills	12	62.81%	0	0.00%	12	62.81%	0	0.00%
*	The fund rebalances its positions at the end of each month. In any given month it can have long, short or no exposure to various asset classes. Gross exposures are the total exposures of each type. Net exposures are computed as long minus short. The above table reports the number of months for which the fund had either long or short gross or net exposures to each asset class in which it invested at some time during the year.

Source: VanEck. Any information regarding model composition, portfolio composition methodology and investment process or limits reflects current implementation practices, and this implementation may be modified or changed by VanEck at any time in its sole discretion without notice.

1

LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

In response to the elevated sector rotation and concomitant volatility of the U.S. equity markets during the year, the model positioned the Fund conservatively throughout, with an average holding of cash and U.S. Treasury bills of 62.81%. As shown in the table, the Fund maintained moderate gross and net long exposures to equity ETFs throughout the year, while taking gross short positions in six months of the year. As an alternative to volatile equities, the Fund took both long and short positions in debt ETFs for several months of the year. It also held a small short position in the spot silver ETF (SLV) in November and a long U.S. dollar position in December.

The chart below shows more detail on the Fund’s exposures in 2016. Specifically, it highlights the model’s bias throughout the year towards growth over value in its selection of equity ETFs. This occurred primarily because of the greater volatility of the value sector generally and of energy and energy-related ETFs in particular. While this dampened returns, it succeeded in its primary objectives of low volatility and capital preservation.

Source: VanEck; MV Index Solutions; Bloomberg LP. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

2

Outlook

The model favors lower volatility ETFs because it prioritizes capital preservation over non-risk-adjusted returns. The extreme volatility of energy markets in 2015 and 2016 and the rapid sector rotation it engendered drove the model’s steady decline in net exposure over the period. Looking forward, equity net exposure should remain low as long as these conditions persist and rise if they moderate.

The Fund is subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities and derivatives. With respect to derivatives, the use of leverage may magnify losses. The Fund will bear its share of the fees and expenses of the exchange traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. The Fund may actively engage in short selling, which entails special risks. If the Fund makes short sales in securities that increase in value, the fund will lose value. Because the Adviser relies heavily on proprietary quantitative models, the Fund is also subject to model and data risk. Please see the prospectus and summary prospectus for information on these and other risk considerations.

3

LONG/SHORT EQUITY INDEX FUND

(unaudited) (continued)

We look forward to your participation in the Long/Short Equity Index Fund and to helping you meet your investment needs in the future.

Marc S. Freed	David Schassler
Portfolio Manager	Deputy Portfolio Manager
January 24, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	MVISTM North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

[2]	“North American” means U.S. and Canadian exchanges only.

[3]	The Fund never holds any positions on margin, i.e., it never borrows money to pay for its positions. It also does not lend its holdings to other investors.
4

LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class I and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual Total Return 12/31/16	Class A-LSNAX After Maximum Sales Charge	Class A-LSNAX Before Sales Charge	MVLSNATR	S&P 500
One Year	(3.25)%	2.60%	4.04%	11.96%
Life*	(0.63)%	1.31%	2.52%	10.19%

Average Annual Total Return 12/31/16	Class I-LSNIX After Maximum Sales Charge	Class I-LSNIX Before Sales Charge	MVLSNATR	S&P 500
One Year	n/a	2.93%	4.04%	11.96%
Life*	n/a	1.64%	2.52%	10.19%

Average Annual Total Return 12/31/16	Class Y-LSNYX After Maximum Sales Charge	Class Y-LSNYX Before Sales Charge	MVLSNATR	S&P 500
One Year	n/a	2.82%	4.04%	11.96%
Life*	n/a	1.57%	2.52%	10.19%

The performance quoted represents past performance. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted.

5

LONG/SHORT EQUITY INDEX FUND

PERFORMANCE COMPARISON

(unaudited) (continued)

*Inception date for the Fund was 12/12/13 (Class A, Class I, and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

MVISTM North America Long/Short Equity Index (MVLSNATR) is constructed using a rules-based process and seeks to capture the performance of a group of long/short equity hedge funds that focus on North American companies. This is done by identifying an initial universe of North American focused long/short equity hedge funds, and then eliminating outlier hedge funds, typically eliminating more of the underperforming outlier hedge funds, from the initial universe with a patented True Alpha® (True α®) metric that scores and ranks funds based on their risk-adjusted performance over a twelve month period.

6

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

LONG/SHORT EQUITY INDEX FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

		Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2016 - December 31, 2016
Long/Short Equity Index Fund
Class A	Actual	$1,000.00	$ 1,027.20	1.20%	$6.11
	Hypothetical**	$1,000.00	$ 1,019.10	1.20%	$6.09
Class I	Actual	$1,000.00	$ 1,028.10	0.90%	$4.59
	Hypothetical**	$1,000.00	$ 1,020.61	0.90%	$4.57
Class Y	Actual	$1,000.00	$ 1,028.20	0.95%	$4.84
	Hypothetical**	$1,000.00	$ 1,020.36	0.95%	$4.82

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

SCHEDULE OF INVESTMENTS

December 31, 2016

Number of Shares		Value

EXCHANGE TRADED FUNDS: 48.1%
8,006	iShares Core S&P Small-Cap ETF	$1,100,985
69,483	PowerShares DB US Dollar Index Bullish Fund *	1,838,520
20,537	SPDR S&P Bank ETF	892,743
14,009	Vanguard Information Technology ETF	1,702,094
Total Exchange Traded Funds (Cost: $5,459,272)		5,534,342

Principal Amount

SHORT-TERM INVESTMENTS: 46.3%

Government Obligation: 39.1% (Cost: $4,498,576)
$4,500,000	United States Treasury Bill (a) 0.36%, 02/02/17	4,498,576
Number of Shares		Value

MONEY MARKET FUND: 7.2% (Cost: $825,653)
825,653	AIM Treasury Portfolio—Institutional Class	$825,653
Total Short-term Investments: 46.3% (Cost: $5,324,229)		5,324,229
Total Investments: 94.4% (Cost: $10,783,501)		10,858,571
Other assets less liabilities: 5.6%		645,435
NET ASSETS: 100.0%		$11,504,006

*	Non-income producing
(a)	All or a portion of this security is segregated to meet minimum reserve requirements with the broker for securities sold short transactions.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	51.0%	$5,534,342
Government	41.4	4,498,576
Money Market Fund	7.6	825,653
	100.0%	$10,858,571

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Exchange Traded Funds	$5,534,342	$—	$—	$5,534,342
Short-term Investments
Government Obligation	—	4,498,576	—	4,498,576
Money Market Fund	825,653	—	—	825,653
Total	$6,359,995	$4,498,576	$—	$10,858,571

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

9

LONG/SHORT EQUITY INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value (Cost: $10,783,501)	$10,858,571
Receivables:
Investments sold	2,001,862
Due from Adviser	23,204
Dividends and interest	1,465
Prepaid expenses	278
Total assets	12,885,380
Liabilities:
Payables:
Investments purchased	1,126,060
Due to custodian	183,051
Due to Distributor	387
Deferred Trustee fees	5,275
Accrued expenses	66,601
Total liabilities	1,381,374
NET ASSETS	$11,504,006
Class A Shares:
Net Assets	$1,884,110
Shares of beneficial interest outstanding	214,912
Net asset value and redemption price per share	$8.77
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$9.31
Class I Shares:
Net Assets	$8,282,800
Shares of beneficial interest outstanding	935,381
Net asset value, offering and redemption price per share	$8.86
Class Y Shares:
Net Assets	$1,337,096
Shares of beneficial interest outstanding	151,256
Net asset value, offering and redemption price per share	$8.84
Net Assets consist of:
Aggregate paid in capital	$11,861,328
Net unrealized appreciation	75,070
Accumulated net investment loss	(5,275)
Accumulated net realized loss	(427,117)
$11,504,006

See Notes to Financial Statements

10

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Income:
Dividends		$71,398
Expenses:
Management fees	$74,537
Distribution fees – Class A	4,417
Transfer agent fees – Class A	17,653
Transfer agent fees – Class I	11,540
Transfer agent fees – Class Y	11,817
Custodian fees	3,383
Professional fees	27,136
Registration fees – Class A	28,289
Registration fees – Class I	29,283
Registration fees – Class Y	26,283
Reports to shareholders	11,985
Insurance	662
Trustees’ fees and expenses	2,649
Dividends on securities sold short	22,175
Other	3,671
Total expenses	275,480
Waiver of management fees	(74,537)
Expenses assumed by the Adviser	(98,247)
Net expenses		102,696
Net investment loss		(31,298)
Net realized gain (loss) on:
Investments		455,748
Securities sold short		(108,355)
Net realized gain		347,393
Net change in unrealized appreciation (depreciation) on:
Investments		1,836
Securities sold short		78
Net change in unrealized appreciation		1,914
Net Increase in Net Assets Resulting from Operations		$318,009

See Notes to Financial Statements

11

LONG/SHORT EQUITY INDEX FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income (loss)	$(31,298)	$68,687
Net realized gain (loss)	347,393	(753,118)
Net change in unrealized appreciation (depreciation)	1,914	136,382
Net increase (decrease) in net assets resulting from operations	318,009	(548,049)
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(11,535)	(556)
Class I Shares	(50,206)	(3,094)
Class Y Shares	(8,118)	(498)
	(69,859)	(4,148)
Net realized gains
Class A Shares	—	(15,012)
Class I Shares	—	(83,526)
Class Y Shares	—	(13,438)
	—	(111,976)
Total dividends and distributions	(69,859)	(116,124)
Share transactions:
Proceeds from sale of shares
Class A Shares	328,228	1,340,334
Class I Shares	169,519	6,450,310
Class Y Shares	46,479	1,316,720
	544,226	9,107,364
Reinvestment of dividends and distributions
Class A Shares	11,534	15,559
Class I Shares	50,206	86,620
Class Y Shares	8,118	13,935
	69,858	116,114
Cost of shares redeemed
Class A Shares	(65,868)	(69,755)
Class I Shares	(1,129,775)	(1,000,000)
Class Y Shares	(195,650)	(54,527)
	(1,391,293)	(1,124,282)
Net increase (decrease) in net assets resulting from share transactions	(777,209)	8,099,196
Total increase (decrease) in net assets	(529,059)	7,435,023
Net Assets:
Beginning of year	12,033,065	4,598,042
End of year #	$11,504,006	$12,033,065
# Including undistributed (accumulated) net investment income (loss)	$(5,275)	$67,832

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,			For the Period December 12, 2013(a) through December 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$8.60	$8.96	$9.11	$8.88
Income from investment operations:
Net investment income (loss)	(0.05)	0.03	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	0.27	(0.31)	0.19	0.22
Total from investment operations	0.22	(0.28)	0.18	0.23
Less dividends and distributions from:
Net investment income	(0.05)	— (c)	(0.01)	—
Net realized gains	—	(0.08)	(0.32)	—
Total dividends and distributions	(0.05)	(0.08)	(0.33)	—
Net asset value, end of period	$8.77	$8.60	$8.96	$9.11
Total return (b)	2.60%	(3.08)%	2.00%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,884	$1,571	$365	$122
Ratio of gross expenses to average net assets (f)	4.12%	4.73%	10.84%	59.49	%(e)
Ratio of net expenses to average net assets (f)	1.14%	0.99%	1.27%	1.29	%(e)
Ratio of net expenses, excluding interest expense, to average net assets (f)	0.95%	0.94%	0.95%	0.95	%(e)
Ratio of net investment income (loss) to average net assets (f)	(0.52)%	0.68%	(0.06)%	2.77	%(e)
Portfolio turnover rate	583%	440%	411%	14	%(d)

(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying Funds.

See Notes to Financial Statements

13

LONG/SHORT EQUITY INDEX FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,			For the Period December 12, 2013(a) through December 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$8.66	$8.99	$9.11	$8.88
Income from investment operations:
Net investment income (loss)	(0.01)	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments	0.26	(0.30)	0.20	0.21
Total from investment operations	0.25	(0.25)	0.21	0.23
Less dividends and distributions from:
Net investment income	(0.05)	— (c)	(0.01)	—
Net realized gains	—	(0.08)	(0.32)	—
Total dividends and distributions	(0.05)	(0.08)	(0.33)	—
Net asset value, end of period	$8.86	$8.66	$8.99	$9.11
Total return (b)	2.93%	(2.74)%	2.33%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,283	$9,014	$3,987	$821
Ratio of gross expenses to average net assets (f)	1.77%	2.22%	4.04%	53.09	%(e)
Ratio of net expenses to average net assets (f)	0.84%	0.72%	0.97%	0.99	%(e)
Ratio of net expenses, excluding interest expense, to average net assets (f)	0.65%	0.64%	0.65%	0.65	%(e)
Ratio of net investment income (loss) to average net assets (f)	(0.22)%	0.75%	0.20%	3.14	%(e)
Portfolio turnover rate	583%	440%	411%	14	%(d)

(a)	Commencement of operations.
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	Year Ended December 31,			For the Period December 12, 2013(a) through December 31,
	2016	2015	2014	2013
Net asset value, beginning of period	$8.65	$8.99	$9.11	$8.88
Income from investment operations:
Net investment income (loss)	(0.02)	0.05	— (c)	0.02
Net realized and unrealized gain (loss) on investments	0.26	(0.31)	0.21	0.21
Total from investment operations	0.24	(0.26)	0.21	0.23
Less dividends and distributions from:
Net investment income	(0.05)	— (c)	(0.01)	—
Net realized gains	—	(0.08)	(0.32)	—
Total dividends and distributions	(0.05)	(0.08)	(0.33)	—
Net asset value, end of period	$8.84	$8.65	$8.99	$9.11
Total return (b)	2.82%	(2.85)%	2.33%	2.59	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,337	$1,448	$246	$103
Ratio of gross expenses to average net assets (f)	4.02%	5.14%	13.09%	54.60	%(e)
Ratio of net expenses to average net assets (f)	0.89%	0.73%	1.01%	1.04	%(e)
Ratio of net expenses, excluding interest expense, to average net assets (f)	0.70%	0.69%	0.70%	0.70	%(e)
Ratio of net investment income (loss) to average net assets (f)	(0.25)%	1.00%	0.13%	3.08	%(e)
Portfolio turnover rate	583%	440%	411%	14	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Amount represents less than $0.005 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

15

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Funds (the “Trust”) (formerly known as VanEck Funds) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Long/Short Equity Index Fund (the “Fund”) is a diversified series of the Trust and seeks to track, before fees and expenses, the performance of the VanEck Vectors North America Long/Short Equity Index, which is published by MV Index Solutions GmbH, a wholly-owned subsidiary of VanEck Associates Corporation (the “Adviser”). The Fund currently offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares sold subject to a front-end sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy (as described below). Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent
16

these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser. The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:
17

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Securities Sold Short—A short sale occurs when a Fund sells a security, which it does not own, by borrowing it from a broker. Proceeds from securities sold short are reported as liabilities on the Statement of Assets and Liabilities and are marked to market daily in accordance with the fair value methodology described in Note 2A. Gains and losses are classified as realized when short positions are closed. In the event that the value of the security that the Fund sold short declines, the Fund will gain as it repurchases the security in the market at the lower price. If the price of the security increases, the Fund will suffer a loss, as it will have to repurchase the security at the higher price. Short sales may incur higher transaction costs than regular securities transactions. Dividends and interest on short sales are recorded as an expense by the Fund on the ex-dividend date or interest payment date, respectively. Cash as collected is deposited in a segregated account with brokers, maintained by the Fund, for its open short sales. Until the Fund replaces the borrowed security, the Fund maintains securities or permissible liquid assets in a segregated account with a broker or custodian sufficient to cover its short positions. At December 31, 2016, the Fund held no open short positions.
18

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. The Fund held no derivative instruments during the year ended December 31, 2016.

G.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under
19

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has agreed, through May 1, 2017, to voluntarily waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the year ended December 31, 2016, are as follows:

	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
Class A	0.95%	$11,494	$41,173
Class I	0.65	54,024	22,738
Class Y	0.70	9,019	34,336

For the year ended December 31, 2016, Van Eck Securities Corporation (the “Distributor”), and affiliate and wholly-owned subsidiary of the Adviser, received a total of $7,205 in sales loads relating to the sale of shares of the Fund, of which $6,241 was reallowed to broker/dealers and the remaining $964 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $46,934,034 and $50,845,923, respectively. Proceeds of short sales and the cost of purchases of short sale covers aggregated $15,690,807 and $16,054,322, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2016 was $10,785,721 and net unrealized appreciation aggregated to $72,850 of which $75,070 related to appreciated securities and $2,220 related to depreciated securities.

20

At December 31, 2016, the components of accumulated earnings (deficit), on a tax basis, were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(424,897)
Other temporary difference	(5,275)
Unrealized appreciation	72,850
Total	$(357,322)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015*
Ordinary income	$69,859	$116,124

*	Includes short-term capital gains

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration
Short-Term Capital Losses
$424,897

During the year ended December 31, 2016, the fund utilized $310,361 of its capital loss carryforwards.

During the year ended December 31, 2016, as a result of permanent book to tax differences, the Fund decreased undistributed net investment loss by $28,050 increased accumulated net realized loss on investments by $13,595, and decreased aggregated paid in capital by $14,455. Net assets were not affected by this reclassification. These differences are primarily due to securities sold short and net operating losses.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open tax year. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

21

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 6—Concentration of Risk—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

The United Kingdom recently decided to leave the European Union (“EU”), creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

At December 31, 2016, the Distributor owned approximately 71% of Class A, 46% of Class I, and 100% of Class Y.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
Class A
Shares sold	38,426	148,220
Shares reinvested	1,309	1,809
Shares redeemed	(7,582)	(7,980)
Net increase	32,153	142,049
22

	Year Ended December 31, 2016	Year Ended December 31, 2015
Class I
Shares sold	19,509	703,982
Shares reinvested	5,641	10,002
Shares redeemed	(130,960)	(116,149)
Net increase (decrease)	(105,810)	597,835
Class Y
Shares sold	5,445	144,589
Shares reinvested	913	1,611
Shares redeemed	(22,614)	(6,092)
Net increase (decrease)	(16,256)	140,108

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2016, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Fund’s ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement

23

LONG/SHORT EQUITY INDEX FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Fund’s ability to meet its obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolio’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of VanEck Funds and Shareholders of Long/Short Equity Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Long/Short Equity Index Fund (one of the series constituting VanEck Funds) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Long/Short Equity Index Fund (one of the series constituting VanEck Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 27, 2017

25

LONG/SHORT EQUITY INDEX FUND

TAX INFORMATION

(unaudited)

For the 2016 fiscal year, 62.43% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

26

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	12	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

27

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years
R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	70	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	70	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014.	12	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
28

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

29

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years
Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
30

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	LSEAR

ANNUAL REPORT
December 31, 2016

VanEck Funds

Unconstrained Emerging Markets Bond Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2016.

PRIVACY NOTICE

(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE

(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?

We collect your personal information, for example, when you

■ open an account or give us your income information

■ provide employment information or give us your contact information

■ tell us about your investment or retirement portfolio

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■ sharing for affiliates’ everyday business purposes—information about your creditworthiness

■ affiliates from using your information to market to you

■ sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Our joint marketing partners include financial services companies.
Other important information

California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.

Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

UNCONSTRAINED EMERGING MARKETS BOND FUND

December 31, 2016 (unaudited)

Dear Shareholder:

The Unconstrained Emerging Markets Bond Fund (the “Fund”) gained 6.06% (Class A shares, excluding sales charge) over the 12 month period ended December 31, 2016, while the Fund’s benchmark — a blended index consisting of 50% J.P. Morgan Emerging Markets Bond Index Global Diversified Index1 (EMBI) and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index2 (GBI-EM) — gained 10.15% over the same period. To compare, the GBI-EM local currency index was up 9.94%, while the EMBI hard currency index returned 10.15% over the 12 month period.

In 2016, the emerging markets bond market was volatile. Big shifts in commodity prices, continuing concerns over Chinese macroeconomic imbalances and the stability of the exchange rate regime, and stronger political noise in systemically important emerging markets countries (Brazil, Venezuela, Turkey, South Africa, and Poland) impacted the emerging markets bond market. Moreover, the unexpected outcomes of several global political events (Brexit,3 U.S. presidential election, and the Italian referendum), combined with the more hawkish policy narrative at major central banks drove asset prices. Inflows to the asset class as a whole were equally volatile, with several major reversals during the year. Given all these risks and vulnerabilities, the Fund’s stance from the start of the 2016 was (and remains) defensive in the form of low to moderate duration and low to no local currency debt exposures. Although this position allowed us to generally outperform in down periods, it did hurt in 2016 as the chase for yield lifted the asset class substantially.

However, the Bank of Japan’s actions to steepen its yield curve and the election of Republican Donald Trump as U.S. president accelerated some of the trends we were anticipating. Since his election, we have seen a rout in bond markets globally, while equity markets have rallied. Emerging markets local currencies4 were impacted most due to concerns over potential trade policies, but duration also affected performance of local bond markets. This fueled our concern about duration for several reasons. First, there was a too-broad consensus that inflation would remain low “forever”. The market consistently underpriced the Fed’s “dots”.5 Second, headline inflation was rising. Finally, an end to quantitative easing (QE) was in sight. The Fund recouped a good portion of the year’s underperformance during the fourth quarter of 2016, outperforming its 50/50 benchmark by 3.62%. We believe that some of these risks remain and asset price outcomes continue to be asymmetric.

1

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

The magnitude of a downside not only seems larger to us than an upside, but also more likely.

From a country perspective, the Fund’s performance compared to the 50/50 blended benchmark was aided by long-term positions in Argentina and Brazil, as well as positions in Mexico, the Philippines, and South Korea. Conversely, the Fund’s performance was affected negatively by lack of exposure to South Africa, Russia, Colombia, and Venezuela. Other than Russia, these are higher-beta countries that rallied in the first part of the year, as the chase for yield continued, before getting slammed in the fourth quarter. Our key goal remains to have a portfolio that is well positioned to deal with the potentially strong headwinds of 2017. In particular, we continue to be concerned about duration. The new Trump administration’s possible fiscal stimulus, taken in the context of tight labor markets, should increase inflation pressures. The new administration could also boost animal spirits,6 as evidenced by a historic rise in small business confidence. As we mentioned, an end of QE is also now in sight, according to Fed observers, putting further upward pressure on yields. Finally, if lower trade deficits is the goal of the current U.S. administration, it means lower trade surpluses recycled into U.S. Treasuries.

Market and Fund Review

Brazil’s macroeconomic and policy story improved significantly in 2016 despite a few episodes of higher uncertainty surrounding the impeachment of President Dilma Rousseff. The new government has a much clearer policy agenda that is focused on putting the country’s performance on a more sustainable path. The government has managed to pass the first set of constitutional amendments associated with the spending cap and, before yearend, submitted to parliament its proposals regarding pension reform. Meanwhile inflation pressure and expectations are steadily declining which should allow the central bank to continue easing — hopefully generating a virtuous feedback loop in 2017.

Argentina also remained a bright spot in 2016. The new market-friendly government was a real game-changer as regards the resolution of the long-standing holdouts issue and regaining access to the international financial markets. Argentina’s macroeconomic background remains largely supportive and debt ratios are still low. Fiscal policy has suffered a setback recently, but it is our view that this is only to get through 2017 local elections and that reform momentum will continue. The recent resignation of Finance Minister Prat-Gay makes us more confident of this view of the future, as he was supportive of a slower fiscal policy adjustment.

2

In the 12 month period under review, we also liked having exposure to so-called “bunker” bonds in South Korea. The country is a net sovereign creditor, i.e., it has more U.S. dollar (USD) reserves than U.S. dollar liabilities, with solid fiscal accounts and large external surpluses. What made these bonds particularly appealing is that they are proven to outperform in a risk-off environment.

Local currency bonds in South Africa and Turkey detracted from the Fund’s performance — this was mostly related to the fallout from the major political shocks in both countries. In Turkey the unsuccessful military coup in the middle of July generated a lot of additional headline risk, as well as rating downgrades. The economic performance has faltered and, as of yearend, markets remained uncertain as to whether the central bank will be able to maintain its independence. In South Africa the stand-off between President Zuma and Minister of Finance Gordhan produced much headline risk despite the ANC’s (African National Congress party) weak performance in local elections. Fiscal uncertainties and concerns about state-owned enterprise reform are also back on the table — with higher risks of further rating downgrades down the road.

Other detracting positions included hard currency7 debt exposure in Venezuela, Iraq, and Ecuador. The post-election period generated political uncertainty and social unrest in Venezuela. President Maduro’s main focus is on his own political survival, while the opposition is preoccupied with removing him from power. The end result is that economic issues (especially floating the exchange rate) were largely ignored and unaddressed.

Our view on local currency-denominated bonds changed over the course of the year. After having no local exposure in early 2016, we became cautiously positive in early March, increasing exposure to approximately 50% of the Fund’s assets under management by the end of March. However, the growth outlook in emerging markets continued to remain uncertain, commodity prices started to weaken again, the initial “bump” to China’s activity indicators from an earlier policy stimulus started to wane, and capital outflows from emerging markets intensified. Accordingly, we retracted and approached mid-May having only minimal local bonds exposure (less than 5%) in our portfolio.

The local debt tailwinds8 became stronger early in the third quarter as the final stretch of central bank forbearance pushed global interest rates down. During this time, we increased our exposure to local debt to roughly 50% of our overall exposure by early August 2016. In the fall,

3

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

there were several changes in the previously placid inflation landscape in the U.S. and some other developed markets, as reflected in rising market-based inflation expectations. The quality of the U.S. macro-flow improved and the Federal Open Market Committee (FOMC) started to signal that it was ready to resume policy tightening. To reflect these changes, we finalized the portfolio’s adjustment towards high-quality/idiosyncratic U.S. dollar-denominated debt, and away from local currency debt. By the end of the year, we only had minimal local debt exposure in Brazil.

We also continued to reduce the portfolio’s duration in the second half of the year.

Concerns over illiquidity in the corporate bond market remained strong in 2016 and we only owned selected U.S. dollar-denominated (mostly short-duration) corporate bonds with diversifier characteristics in countries like Mexico, Argentina, Russia, and Peru.

During the 12 month period, the Fund used derivatives, specifically non-deliverable and deliverable foreign exchange forwards, to hedge the currency component of fixed income holdings. In particular, the Fund directly hedged the euro risk encumbered in euro-denominated bonds, particularly Argentine euro-denominated bonds. The Fund also used cross-currency hedges for its Chilean peso bond exposure by buying USD/PEN (Peruvian sol), and for its Russian ruble bond exposure by buying USD/TRY (Turkish lira). The derivatives positions in 2016 had a minimal impact on the Fund’s performance, especially when taking into consideration the opposing positions that those derivatives were trying to hedge.

Portfolio Positioning and Outlook

We are cautious overall on emerging markets debt and especially on local currency-denominated debt. In particular, rising U.S. Treasury yields (mostly due to risk-negative factors), a stronger U.S. dollar, rising attention to risks in China and Europe, and “protectionism” could arise following the U.S. presidential election. Headline inflation in the U.S. continues to rise and any fiscal stimulus under a Trump presidency will occur in the context of the tight labor market, so the impact on wages, inflation expectations, and term premium could be significant (albeit it remains to be seen whether the final outcome of Trump’s policy agenda will be stag- or reflationary).

A unique feature of the Trump presidency that might negatively affect emerging markets asset prices (while potentially being positive for U.S.

4

asset prices) lies in the president’s promise to introduce a number of protectionist measures, many of which can be implemented through executive fiat. One of the elements of Trump’s campaign was that foreign workers prospered at the expense of U.S. workers under globalization.

In China, while the government is trying the chase the “impossible trinity” (control over an exchange rate, an independent monetary policy, and free international capital flows), macroeconomic imbalances are worsening and capital outflows intensify. China is struggling with the “float” of its currency as it is necessitating rising capital controls and volatile upward spikes in local interest rates that the authorities use to curb U.S. dollar longs and buy time (while hitting growth, leverage, and confidence).

Europe faces a basic contradiction as the Eurozone has one currency, but many fiscal policies and many financial systems. The promise of fiscal federalization has not been fulfilled, so it is hard for us to see how any new hit to confidence gets credibly addressed in the future. An adverse outcome to the forthcoming elections (French, Dutch, and German) is not reflected in European or global asset prices.

These risks notwithstanding, as an unconstrained blended emerging markets debt fund, we have the flexibility to adjust to this environment. Our current portfolio continues to have low duration and low emerging markets local currency exposure, which was key to our outperformance in the turbulent fourth quarter of 2016. We expect it to give us an edge in 2017.

Our focus is on liquid names that have de-risked and have convincing macro stories behind them (Brazil, Russia, and Argentina). We also try to include off-index names in our portfolio—both in the corporate and the sovereign space (as long as they are liquid). One interesting example of such exposure is Mongolia where the new government surprised on the positive side with a strong reform push delivering more than the International Monetary Fund (IMF) would have expected. The IMF program would be a major policy anchor, improving the country’s access to the international capital markets and unlocking additional sources of financing. We always focus on liquidity, and are trying to make sure that potentially illiquid bonds are not in the portfolio.

As an unconstrained long-only fund, we seek to find the best investment opportunities across the emerging markets debt universe, including sovereigns and corporates in hard and local currencies. We believe that this flexibility gives us a greater ability to manage risks in the emerging markets space, especially interest rates, currency, and country risks. We

5

UNCONSTRAINED EMERGING MARKETS BOND FUND

(unaudited) (continued)

also believe this flexibility also allows for a greater ability to find opportunities with higher yields.

The Fund is subject to risks associated with its investments in emerging markets debt securities. Investing in foreign denominated and/or domiciled securities may involve heightened risk due to currency fluctuations, and economic and political risks, which may be enhanced in emerging markets. As the Fund may invest in securities denominated in foreign currencies and some of the income received by the Fund will be in foreign currencies, changes in currency exchange rates may negatively impact the Fund’s return. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. The Fund may also be subject to credit risk, interest rate risk, sovereign debt risk, tax risk, hedging risk, non-diversification risk, and risks associated with noninvestment grade securities. Please see the prospectus and summary prospectus for information on these and other risk considerations.

We thoroughly appreciate your participation in the Unconstrained Emerging Markets Bond Fund, and we look forward to helping you meet your investment goals in the future.

Eric Fine	David Austerweil
Portfolio Manager	Deputy Portfolio Manager

January 23, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

6

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	J.P. Morgan Emerging Markets Bond Index Global Diversified Index (EMBI) tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S. dollar emerging markets debt benchmark.

[2]	J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (GBI-EM) tracks local currency bonds issued by emerging markets governments. The index spans over 15 countries.

[3]	British withdrawal from the European Union.

[4]	Emerging markets local currency bonds are bonds denominated in the local currency of the issuer.

[5]	Federal Reserve officials publish their forecasts for the central bank’s key interest rate on a chart known as the “dot plot”.

[6]	Animal spirits is the term John Maynard Keynes used in his 1936 book, The General Theory of Employment, Interest and Money, to describe the instincts, proclivities and emotions that ostensibly influence and guide human behavior, and which can be measured in terms of, for example, consumer confidence.

[7]	Hard currency refers to currencies that are generally widely accepted around the world such as the U.S. dollar, euro, or yen.

[8]	Tailwinds describes a condition or situation that will help move growth higher and increase growth of an economy.
7

UNCONSTRAINED EMERGING MARKETS BOND FUND

PERFORMANCE COMPARISON

December 31, 2016, (unaudited)

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark, and may include a broad-based market index.

Performance of Class C, Class I, and Class Y shares will vary from that of the Class A shares due to differences in class specific fees and any applicable sales charges.

Hypothetical Growth of $10,000 (Since Inception: Class A)

Average Annual	Class A-EMBAX	Class A-EMBAX
Total Return	After Maximum	Before	50% GBI-EM
12/31/16	Sales Charge	Sales Charge	50% EMBI
One Year	(0.11)%	6.06%	10.15%
Life*	(1.58)%	(0.28)%	0.92%

Average Annual	Class C-EMBCX	Class C-EMBCX
Total Return	After Maximum	Before	50% GBI-EM
12/31/16	Sales Charge	Sales Charge	50% EMBI
One Year	4.45%	5.45%	10.15%
Life*	(0.98)%	(0.98)%	0.92%

Average Annual	Class I-EMBUX	Class I-EMBUX
Total Return	After Maximum	Before	50% GBI-EM
12/31/16	Sales Charge	Sales Charge	50% EMBI
One Year	n/a	6.45%	10.15%
Life*	n/a	0.02%	0.92%

Average Annual	Class Y-EMBYX	Class Y-EMBYX
Total Return	After Maximum	Before	50% GBI-EM
12/31/16	Sales Charge	Sales Charge	50% EMBI
One Year	n/a	6.32%	10.15%
Life*	n/a	(0.07)%	0.92%

* Inception date for the Fund was 7/9/12 (Class A, Class C, Class I, and Class Y).

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted.

8

Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 50/50 benchmark (Index) is a blended index consisting of 50% J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM). The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified (GBI-EM) tracks local currency bonds issued by Emerging Markets governments. The index spans over 15 countries. J.P Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks returns for actively traded external debt instruments in emerging markets, and is also J.P. Morgan’s most liquid U.S-dollar emerging markets debt benchmark.

9

UNCONSTRAINED EMERGING MARKETS BOND FUND

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

				Expenses Paid
		Ending	Annualized	During the Period*
	Beginning	Account Value	Expense	July 1, 2016 -
	Account Value	December 31,	Ratio	December 31,
	July 1, 2016	2016	During Period	2016
Unconstrained Emerging Markets Bond Fund
Class A
Actual	$1,000.00	$992.20	1.25%	$6.26
Hypothetical**	$1,000.00	$1,018.85	1.25%	$6.34
Class C
Actual	$1,000.00	$988.90	1.95%	$9.75
Hypothetical**	$1,000.00	$1,015.33	1.95%	$9.88
Class I
Actual	$1,000.00	$993.70	0.95%	$4.76
Hypothetical**	$1,000.00	$1,020.36	0.95%	$4.82
Class Y
Actual	$1,000.00	$993.70	1.00%	$5.01
Hypothetical**	$1,000.00	$1,020.11	1.00%	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
11

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

December 31, 2016

Principal Amount			Value

CORPORATE BONDS: 48.3%

Argentina: 10.1%
USD	1,624,000	Arcor SAIC 6.00%, 07/06/20 (c) 144A	$1,697,080
	1,400,000	Banco Hipotecario SA 9.75%, 11/30/20 144A	1,494,500
	992,000	Cia General de Combustibles SA 9.50%, 11/07/19 (c) 144A	1,002,912
	1,200,000	IRSA Propiedades Comerciales SA 8.75%, 03/23/20 (c) 144A	1,273,500
	514,000	Pan American Energy LLC 7.88%, 05/07/21 Reg S	540,985
	1,190,000	Petrobras Argentina SA 7.38%, 07/21/20 (c) Reg S	1,163,225
		YPF SA
	1,029,412	8.41%, 08/15/18 (f) Reg S	1,044,853
	3,237,000	8.50%, 03/23/21 Reg S	3,480,099
	116,000	8.88%, 12/19/18 Reg S	126,469
			11,823,623
Brazil: 1.4%
	1,586,000	Centrais Eletricas Brasileiras SA 6.88%, 07/30/19 Reg S	1,667,282
Principal Amount			Value

British Virgin Islands: 0.8%
USD	941,434	QGOG Atlantic / Alaskan Rigs Ltd. 5.25%, 01/30/17 (c) Reg S	$903,776
Cayman Islands: 0.4%
	423,000	Lima Metro Line 2 Finance Ltd. 5.88%, 07/05/34 Reg S	448,380
Georgia: 1.3%
	1,530,000	BGEO Group JSC 6.00%, 07/26/23 144A	1,536,885
Indonesia: 3.0%
		Pertamina Persero PT
	2,260,000	4.88%, 05/03/22 Reg S	2,328,365
	1,105,000	5.25%, 05/23/21 Reg S	1,165,537
			3,493,902
Ireland: 1.6%
	1,122,000	MMC Norilsk Nickel OJSC via MMC Finance Ltd. 6.63%, 10/14/22 Reg S	1,253,274
	591,000	Novolipetsk Steel via Steel Funding DAC 4.50%, 06/15/23 Reg S	589,350
			1,842,624
Israel: 3.0%
		Israel Electric Corp. Ltd.
	1,123,000	5.00%, 11/12/24 Reg S 144A	1,171,368
	2,239,000	5.63%, 06/21/18 Reg S	2,335,053
			3,506,421

See Notes to Financial Statements

12

Principal Amount			Value

Kazakhstan: 3.6%
		KazMunayGas National Co. JSC
USD	545,000	7.00%, 05/05/20 Reg S	$600,198
	1,946,000	9.13%, 07/02/18 Reg S	2,118,853
	1,587,000	Zhaikmunai LLP 6.38%, 02/14/17 (c) Reg S	1,551,292
			4,270,343
Luxembourg: 4.5%
	546,000	Evraz Group SA 8.25%, 01/28/21 Reg S	601,310
		Gazprom OAO Via Gaz Capital SA
	2,322,000	3.85%, 02/06/20 Reg S	2,360,438
	1,023,000	8.15%, 04/11/18 Reg S	1,094,491
	545,000	9.25%, 04/23/19 (p) Reg S	618,422
	991,000	QGOG Constellation SA 6.25%, 01/30/17 (c) Reg S	659,015
			5,333,676
Mexico: 5.0%
	2,110,000	Coca-Cola Femsa SAB de CV 3.88%, 11/26/23	2,160,127
	380,000	Corp. GEO, SAB de CV 9.25%, 01/30/17 (c) (d) * Reg S	95
	1,900,000	Gruma SAB de CV 4.88%, 09/01/24 (c) Reg S	1,991,200
	496,000	Petroleos Mexicanos 4.61%, 03/11/22 (f) 144A	512,120
	505,000	TV Azteca SAB de CV 7.50%, 01/30/17 (c) Reg S	451,975
Principal Amount			Value

Mexico: (continued)
USD	915,000	7.63%, 09/18/17 (c) Reg S	$729,713
			5,845,230
Netherlands: 9.0%
	594,000	Kazakhstan Temir Zholy Finance BV 6.38%, 10/06/20 Reg S	639,450
	1,226,000	Lukoil International Finance BV 4.56%, 04/24/23 Reg S	1,240,209
		Petrobras Global Finance BV
	3,136,000	5.38%, 01/27/21	3,074,848
	1,940,000	7.88%, 03/15/19	2,084,220
	3,300,000	8.38%, 05/23/21	3,564,000
			10,602,727
Peru: 2.0%
	496,000	Banco de Credito del Peru 2.25%, 10/25/19 144A	490,420
	1,126,000	Cia Minera Ares SAC 7.75%, 01/23/18 (c) Reg S	1,213,265
	625,000	Minsur SA 6.25%, 02/07/24 Reg S	654,688
			2,358,373
United Kingdom: 2.6%
		AngloGold Ashanti Holdings Plc
	903,000	5.13%, 08/01/22	901,059
	465,000	5.38%, 04/15/20	478,950
	1,668,000	Vedanta Resources Plc 6.00%, 01/31/19 Reg S	1,684,680
			3,064,689
Total Corporate Bonds (Cost: $56,122,873)			56,697,931

See Notes to Financial Statements

13

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Principal Amount			Value

FOREIGN GOVERNMENT OBLIGATIONS: 47.7%

Argentina: 1.3%
USD		Provincia de Buenos Aires
	499	4.00%, 05/15/35 (s) Reg S	$358
	1,489,000	5.75%, 06/15/19 144A	1,554,442
			1,554,800
Armenia: 0.8%
	892,000	Republic of Armenia International Bond 6.00%, 09/30/20 Reg S	923,755
Belarus: 2.5%
	2,820,000	Republic of Belarus International Bond 8.95%, 01/26/18 Reg S	2,929,134
Brazil: 4.4%
BRL	17,396,000	Nota do Tesouro Nacional, Series F 10.17%, 01/01/21	5,160,642
Costa Rica: 2.0%
		Costa Rica Government International Bonds
USD	617,000	4.25%, 01/26/23 Reg S	566,098
	1,516,000	10.00%, 08/01/20 Reg S	1,792,336
			2,358,434
Dominican Republic: 0.8%
	809,000	Dominican Republic International Bond 7.50%, 05/06/21 Reg S	880,063
Egypt: 0.5%
	566,000	Egypt Government International Bond 5.75%, 04/29/20 Reg S	573,839
Principal Amount			Value

El Salvador: 1.8%
USD	1,982,000	El Salvador Government International Bond 7.38%, 12/01/19 Reg S	$2,056,325
Guatemala: 0.7%
	900,000	Guatemala Government Bond 4.50%, 05/03/26 144A	867,375
Honduras: 0.5%
	496,000	Honduras Government International Bond 8.75%, 12/16/20 Reg S	554,726
Indonesia: 0.4%
	496,000	Indonesia Government International Bond 3.70%, 01/08/22 144A	498,355
Ivory Coast: 1.7%
	2,104,000	Ivory Coast Government International Bond 5.38%, 07/23/24 Reg S	2,033,966
Jordan: 0.2%
	248,000	Jordan Government International Bond 5.75%, 01/31/27 144A	235,548
Mongolia: 6.8%
		Mongolia Government International Bonds
	1,485,000	4.13%, 01/05/18 Reg S	1,444,162
	2,016,000	5.13%, 12/05/22 Reg S	1,728,768
	4,525,000	10.88%, 04/06/21 Reg S	4,768,526
			7,941,456

See Notes to Financial Statements

14

Principal Amount			Value

Pakistan: 3.4%
USD	738,000	Pakistan Government International Bond 7.25%, 04/15/19 Reg S	$784,016
	1,516,000	Second Pakistan International Sukuk Co. Ltd. 6.75%, 12/03/19 Reg S	1,607,644
	1,543,000	Third Pakistan International Sukuk Co. Ltd. 5.50%, 10/13/21 144A	1,569,867
			3,961,527
Paraguay: 0.4%
	494,000	Paraguay Government International Bond 5.00%, 04/15/26 144A	503,880
Peru: 3.4%
		Corp. Financiera de Desarrollo SA
	2,731,000	3.25%, 07/15/19 Reg S	2,771,965
	113,000	4.75%, 02/08/22 Reg S	118,650
	1,091,000	Fondo Mivivienda SA 3.38%, 04/02/19 Reg S	1,110,092
			4,000,707
Rwanda: 1.3%
	1,492,000	Rwanda Government International Bond 6.63%, 05/02/23 Reg S	1,482,636
Serbia: 1.0%
	1,029,000	Serbia Government International Bond 7.25%, 09/28/21 Reg S	1,150,194
Principal Amount			Value

South Korea: 4.7%
		Export-Import Bank of Korea
USD	1,489,000	1.34%, 10/21/19 (f)	$1,485,352
	1,543,000	2.13%, 02/11/21	1,505,925
	2,580,000	Korea Development Bank 1.38%, 09/12/19	2,536,914
			5,528,191
Suriname: 2.5%
	2,975,000	Republic of Suriname International Bond 9.25%, 10/26/26 144A	2,911,037
Turkey: 4.6%
	1,794,000	Export Credit Bank of Turkey 5.88%, 04/24/19 Reg S	1,839,173
	3,377,000	Turkey Government International Bond 7.00%, 03/11/19	3,596,505
			5,435,678
Ukraine: 0.5%
	617,000	Ukraine Government International Bond 7.75%, 09/01/19 Reg S	622,269
Vietnam: 1.5%
		Vietnam Government International Bonds
	1,476,800	4.00%, 02/02/17 (c) (s)	1,474,349
	227,000	6.75%, 01/29/20 Reg S	246,602
			1,720,951
Total Foreign Government Obligations (Cost: $55,757,593)			55,885,488

See Notes to Financial Statements

15

UNCONSTRAINED EMERGING MARKETS BOND FUND

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

MONEY MARKET FUND: 2.5% (Cost: $2,950,142)
2,950,142	AIM Treasury Portfolio — Institutional Class	$2,950,142
Total Investments: 98.5% (Cost: $114,830,608)		115,533,561
Other assets less liabilities: 1.5%		1,776,473
NET ASSETS: 100.0%		$117,310,034

BRL	Brazilian Real
USD	United States Dollar
(c)	Callable Security — the redemption date shown is when the security may be redeemed by the issuer
(d)	Security in default
(f)	Floating Rate Bond — coupon reflects the rate in effect at the end of the reporting period
(p)	Puttable Security — the redemption date shown is when the security may be redeemed by the investor
(s)	Step Bond — coupon increases periodically based upon a predetermined schedule. The rate shown reflects the rate in effect at the end of the reporting period
*	Non-income producing
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $17,319,289, or 14.8% of net assets.

See Notes to Financial Statements

16

Summary of Investments	% of
by Sector (unaudited)	Investments	Value
Basic Materials	6.4%	$7,376,576
Communications	1.0	1,181,688
Consumer, Non-cyclical	5.1	5,848,407
Energy	27.0	31,234,327
Financial	4.1	4,795,305
Government	48.4	55,885,488
Industrial	0.9	1,087,925
Utilities	4.5	5,173,703
Money Market Fund	2.6	2,950,142
	100.0%	$115,533,561

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Corporate Bonds*	$—	$56,697,931	$—	$56,697,931
Foreign Government Obligations*	—	55,885,488	—	55,885,488
Money Market Fund	2,950,142	—	—	2,950,142
Total	$2,950,142	$112,583,419	$—	$115,533,561

* See Schedule of Investments for security type and geographic country breakouts.

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

17

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value (Cost $114,830,608)	$115,533,561
Cash denominated in foreign currency, at value (Cost $25)	23
Receivables:
Shares of beneficial interest sold	86,290
Dividends and interest	1,947,563
Prepaid expenses	4,733
Total assets	117,572,170
Liabilities:
Payables:
Shares of beneficial interest redeemed	74,690
Due to Adviser	48,861
Due to Distributor	4,295
Deferred Trustee fees	86,895
Accrued expenses	47,395
Total liabilities	262,136
NET ASSETS	$117,310,034
Class A Shares:
Net Assets	$8,657,265
Shares of beneficial interest outstanding	1,278,912
Net asset value and redemption price per share	$6.77
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$7.18
Class C Shares:
Net Assets	$2,722,914
Shares of beneficial interest outstanding	416,880
Net asset value, offering and redemption price per share (Redemption may be subject to a contingent deferred sales charge within the first year of ownership)	$6.53
Class I Shares:
Net Assets	$82,960,161
Shares of beneficial interest outstanding	12,078,330
Net asset value, offering and redemption price per share	$6.87
Class Y Shares:
Net Assets	$22,969,694
Shares of beneficial interest outstanding	3,356,335
Net asset value, offering and redemption price per share	$6.84
Net Assets consist of:
Aggregate paid in capital	$153,170,085
Net unrealized appreciation	713,986
Accumulated net investment loss	(86,896)
Accumulated net realized loss	(36,487,141)
$117,310,034

See Notes to Financial Statements

18

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2016

Income:
Dividends	$17,115
Interest (net of foreign taxes withheld of $29,637)	7,174,891
Total income	7,192,006
Expenses:
Management fees	1,096,428
Distribution fees — Class A	23,373
Distribution fees — Class C	33,748
Transfer agent fees — Class A	24,586
Transfer agent fees — Class C	14,035
Transfer agent fees — Class I	5,074
Transfer agent fees — Class Y	40,315
Custodian fees	22,032
Professional fees	52,299
Registration fees — Class A	22,285
Registration fees — Class C	22,589
Registration fees — Class I	23,981
Registration fees — Class Y	21,427
Reports to shareholders	32,962
Insurance	11,897
Trustees’ fees and expenses	30,264
Interest	9,036
Other	13,956
Total expenses	1,500,287
Waiver of management fees	(126,482)
Net expenses	1,373,805
Net investment income	5,818,201
Net realized gain (loss) on:
Investments (net of foreign taxes of $35,318)	4,657,967
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	(828,226)
Net realized gain	3,829,741
Net Change in unrealized appreciation (depreciation) on:
Investments	(101,864)
Forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities	152,617
Net Change in unrealized appreciation	50,753
Net Increase in Net Assets Resulting from Operations	$9,698,695

See Notes to Financial Statements

19

UNCONSTRAINED EMERGING MARKETS BOND FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2016	Year Ended December 31, 2015
Operations:
Net investment income	$5,818,201	$14,592,314
Net realized gain (loss)	3,829,741	(49,350,366)
Net change in unrealized appreciation (depreciation)	50,753	24,637
Net increase (decrease) in net assets resulting from operations	9,698,695	(34,733,415)
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(215,524)	—
Class C Shares	(81,770)	—
Class I Shares	(2,299,318)	—
Class Y Shares	(564,339)	—
	(3,160,951)	—
Return of capital
Class A Shares	(144,124)	(1,155,905)
Class C Shares	(54,704)	(296,044)
Class I Shares	(1,537,539)	(9,711,203)
Class Y Shares	(377,408)	(3,265,527)
	(2,113,775)	(14,428,679)
Total dividends and distributions	(5,274,726)	(14,428,679)
Share transactions:
Proceeds from sale of shares
Class A Shares	3,801,422	6,765,923
Class C Shares	483,974	1,003,464
Class I Shares	845,632	62,765,786
Class Y Shares	10,132,927	36,039,839
	15,263,955	106,575,012
Reinvestment of dividends and distributions
Class A Shares	260,080	1,005,236
Class C Shares	109,277	246,632
Class I Shares	220,740	2,738,216
Class Y Shares	562,822	2,397,843
	1,152,919	6,387,927
Cost of shares redeemed
Class A Shares	(7,371,907)	(29,065,413)
Class C Shares	(1,581,964)	(3,291,315)
Class I Shares	(52,190,897)	(37,749,978)
Class Y Shares	(10,817,128)	(51,951,713)
	(71,961,896)	(122,058,419)
Net decrease in net assets resulting from share transactions	(55,545,022)	(9,095,480)
Total decrease in net assets	(51,121,053)	(58,257,574)
Net Assets:
Beginning of year	168,431,087	226,688,661
End of year #	$117,310,034	$168,431,087
# Including accumulated net investment loss	$(86,896)	$(1,062,572)

See Notes to Financial Statements

20

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	Year Ended December 31,				For the Period July 9, 2012 (a) through December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.64	$8.18	$8.55	$9.54	$8.88
Income from investment operations:
Net investment income	0.25	0.45	0.54	0.44	0.25
Net realized and unrealized gain (loss) on investments	0.15	(1.53)	(0.37)	(0.87)	0.73
Total from investment operations	0.40	(1.08)	0.17	(0.43)	0.98
Less dividends and distributions from:
Net investment income	(0.16)	—	(0.38)	(0.14)	(0.24)
Net realized capital gains	—	—	—	—	(0.08)
Return of capital	(0.11)	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.27)	(0.46)	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$6.77	$6.64	$8.18	$8.55	$9.54
Total return (b)	6.06%	(13.60)%	1.83%	(4.70)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$8,657	$11,763	$36,990	$35,983	$3,602
Ratio of gross expenses to average net assets	1.68%	1.44%	1.32%	1.42%	1.67	%(d)
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.25%	1.25%	1.25%	1.25%	1.25	%(d)
Ratio of net investment income to average net assets	3.70%	5.63%	6.04%	6.23%	5.88	%(d)
Portfolio turnover rate	546%	605%	410%	556%	190	%(c)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

21

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class C
	Year Ended December 31,				For the Period July 9, 2012 (a) through December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.45	$8.02	$8.45	$9.50	$8.88
Income from investment operations:
Net investment income	0.21	0.37	0.46	0.46	0.37
Net realized and unrealized gain (loss) on investments	0.14	(1.48)	(0.35)	(0.95)	0.57
Total from investment operations	0.35	(1.11)	0.11	(0.49)	0.94
Less dividends and distributions from:
Net investment income	(0.16)	—	(0.38)	(0.14)	(0.24)
Net realized capital gains	—	—	—	—	(0.08)
Return of capital	(0.11)	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.27)	(0.46)	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$6.53	$6.45	$8.02	$8.45	$9.50
Total return (b)	5.45%	(14.26)%	1.11%	(5.37)%	10.61	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$2,723	$3,669	$6,714	$5,254	$533
Ratio of gross expenses to average net assets	3.01%	2.68%	2.60%	2.59%	2.81	%(d)
Ratio of net expenses to average net assets	1.95%	1.95%	1.95%	1.95%	1.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.95%	1.95%	1.95%	1.95%	1.95	%(d)
Ratio of net investment income to average net assets	3.20%	4.93%	5.37%	5.60%	4.80	%(d)
Portfolio turnover rate	546%	605%	410%	556%	190	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

22

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	Year Ended December 31,				For the Period July 9, 2012 (a) through December 31,
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.71	$8.23	$8.58	$9.54	$8.88
Income from investment operations:
Net investment income	0.31	0.47	0.55	0.54	0.23
Net realized and unrealized gain (loss) on investments	0.12	(1.53)	(0.36)	(0.94)	0.75
Total from investment operations	0.43	(1.06)	0.19	(0.40)	0.98
Less dividends and distributions from:
Net investment income	(0.16)	—	(0.38)	(0.14)	(0.24)
Net realized capital gains	—	—	—	—	(0.08)
Return of capital	(0.11)	(0.46)	(0.16)	(0.42)	—
Total dividends an distributions	(0.27)	(0.46)	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$6.87	$6.71	$8.23	$8.58	$9.54
Total return (b)	6.45%	(13.27)%	2.06%	(4.38)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$82,960	$130,494	$135,421	$112,437	$91,197
Ratio of gross expenses to average net assets	0.96%	0.94%	0.95%	1.02%	1.03	%(d)
Ratio of net expenses to average net assets	0.95%	0.94%	0.95%	0.95%	0.95	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.95%	0.94%	0.95%	0.95%	0.95	%(d)
Ratio of net investment income to average net assets	4.37%	6.27%	6.38%	6.56%	6.67	%(d)
Portfolio turnover rate	546%	605%	410%	556%	190	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

23

UNCONSTRAINED EMERGING MARKETS BOND FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout period:

	Class Y
	Year Ended December 31,				For the Period July 9, 2012 (a) through December 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of period	$6.69	$8.22	$8.57	$9.54	$8.88
Income from investment operations:
Net investment income	0.29	0.48	0.50	0.47	0.43
Net realized and unrealized gain (loss) on investments	0.13	(1.55)	(0.31)	(0.88)	0.55
Total from investment operations	0.42	(1.07)	0.19	(0.41)	0.98
Less dividends and distributions from:
Net investment income	(0.16)	—	(0.38)	(0.14)	(0.24)
Net realized capital gains	—	—	—	—	(0.08)
Return of capital	(0.11)	(0.46)	(0.16)	(0.42)	—
Total dividends and distributions	(0.27)	(0.46)	(0.54)	(0.56)	(0.32)
Net asset value, end of period	$6.84	$6.69	$8.22	$8.57	$9.54
Total return (b)	6.32%	(13.41)%	2.06%	(4.49)%	11.06	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$22,970	$22,505	$47,564	$8,607	$855
Ratio of gross expenses to average net assets	1.19%	1.07%	1.08%	1.48%	1.74	%(d)
Ratio of net expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	1.00%	1.00%	1.00%	1.00%	1.00	%(d)
Ratio of net investment income to average net assets	4.12%	6.08%	6.14%	6.61%	5.78	%(d)
Portfolio turnover rate	546%	605%	410%	556%	190	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.

See Notes to Financial Statements

24

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—VanEck Funds (the “Trust”) (formerly known as Van Eck Funds) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The Unconstrained Emerging Markets Bond Fund (the “Fund”) is a non-diversified series of the Trust and seeks total return, consisting of income and capital appreciation by investing primarily in emerging market debt securities. The Fund currently offers four classes of shares: Class A, C, I and Y shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares are sold subject to a front-end sales charge; and Class C Shares are sold with a contingent deferred sales charge.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Debt securities are valued on the basis of evaluated prices furnished by an independent pricing service approved by the Board of Trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date and/or (ii) quotations from bond dealers to determine current value and are categorized as Level 2 in the fair value hierarchy (as described below). Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value. Forward foreign currency contracts are valued
25

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

at the spot currency rate plus an amount (“points”), which reflects the differences in interest rates between the U.S. and foreign markets and are categorized as Level 2 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (the “Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented in the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
26

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the U.S. Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations.

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income are declared and paid monthly. Distributions from net realized capital gains, if any, are generally declared and paid at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

F.	Use of Derivative Instruments—The Fund may invest in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an
27

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument. GAAP requires enhanced disclosures about the Fund’s derivative instruments and hedging activities. Details of this disclosure are found below. At December 31, 2016, the Fund held no derivative instruments.

Forward Foreign Currency Contracts—The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. The Fund may buy and sell forward foreign currency contracts to settle purchases and sales of foreign denominated securities, gain currency exposure, or to hedge foreign denominated assets. Realized gains and losses from forward foreign currency contracts, if any, are included in net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities in the Statement of Operations. The Fund may incur additional risk from investments in forward foreign currency contracts if the counterparty is unable to fulfill its obligation or there are unanticipated movements of the foreign currency relative to the U.S. dollar. The Fund held forward foreign currency contracts for six months during the year ended December 31, 2016 with an average unrealized depreciation of $20,316. At December 31, 2016, the Fund held no forward foreign currency contracts.
28

The impact of transactions in derivatives instruments during the year ended December 31, 2016 was as follows:

Foreign Currency Risk
Realized gain (loss):
Foreign forward currency contracts[1]	$(447,627)
Net change in unrealized appreciation (depreciation):
Foreign forward currency contracts[2]	8,463

[1]	Statement of Operations location: Net realized gain (loss) on forward foreign currency contracts, foreign currency transactions and Foreign denominated assets and liabilities
[2]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on forward foreign currency contracts, foreign currency transactions and foreign denominated assets and liabilities

G.	Offsetting Assets and Liabilities—In the ordinary course of business, the Fund enters into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Fund to set off any exposure to a specific counterparty with any collateral received from or delivered to that counterparty based on the terms of the agreements. The Fund may pledge or receive cash and/or securities as collateral for derivative instruments. Collateral held, if any, at December 31, 2016 is presented in the Schedule of Investments.

H.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Estimated foreign taxes that are expected to be withheld from proceeds at the sale of certain foreign investments are accrued by the Fund and decrease the unrealized gain on investments. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.
29

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.80% of the first $1.5 billion of average daily net assets and 0.75% of the average daily net assets in excess of $1.5 billion. The Adviser has agreed, through May 1, 2017, to voluntarily waive management fees and/or assume expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2016, are as follows:

	Expense Limitation	Waiver of Management Fees
Class A	1.25%	$40,190
Class C	1.95	35,899
Class I	0.95	6,121
Class Y	1.00	44,272

For the year ended December 31, 2016, Van Eck Securities Corporation (the “Distributor”), an affiliate and wholly-owned subsidiary of the Adviser, received a total of $20,173 in sales loads relating to the sale of shares of the Fund, of which $17,305 was reallowed to broker/dealers and the remaining $2,868 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and the Distributor.

Note 4—Investments—For the year ended December 31, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. Government securities and short-term obligations, aggregated $712,614,925 and $765,443,757, respectively.

30

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2016 was $114,881,565 and net unrealized appreciation aggregated to $651,996 of which $1,780,355 related to appreciated securities and $1,128,359 related to depreciated securities.

At December 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	(36,436,184)
Other temporary difference	(86,896)
Unrealized appreciation	663,029
Total	$(35,860,051)

The tax character of dividends and distributions paid to shareholders was as follows:

	Year Ended December 31, 2016	Year Ended December 31, 2015
Ordinary income	$3,160,951	$—
Return of Capital	$2,113,775	14,428,679
Total	$5,274,726	$14,428,679

At December 31, 2016, the Fund had capital loss carryforwards available to offset future capital gains as follows:

Post-Effective No Expiration Short- Term Capital Losses	Post-Effective No Expiration Long- Term Capital Losses
$35,240,383	$1,195,801

During the year ended December 31, 2016, the fund utilized $5,341,939 of its capital loss carryforwards.

During the year ended December 31, 2016, as a result of permanent book to tax differences, the Fund decreased accumulated net investment loss by $1,681,574, decreased accumulated net realized loss on investments by $1,768,723 and decreased aggregated paid in capital by $87,149. Net assets were not affected by these reclassifications. These differences are primarily due to foreign currency transactions, tax treatment of gain/(loss) on debt instruments denominated in foreign currency and adjustment on sale of distressed securities.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for all open

31

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

tax years. The Fund does not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Fund’s financial statements. However, the Fund is subject to foreign taxes on the appreciation in value of certain investments. The Fund provides for such taxes on both realized and unrealized appreciation.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the year ended December 31, 2016, the Fund did not incur any interest or penalties.

Note 6—Concentration of Risk—The Fund may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

As a result of events involving Ukraine and the Russian Federation, the United States and the European Union (“EU”) have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Fund. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Fund.

Further, the United Kingdom recently decided to leave the EU, creating economic and political uncertainty in its wake. Significant uncertainty exists regarding the timing of the United Kingdom’s withdrawal from the EU and the effects such withdrawal will have on the Euro, European economies and the global markets. This may further impact the value of the Euro and the British pound sterling, and has caused volatility and uncertainty in European and global markets.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in

32

any one year is limited to 0.25% of average daily net assets for Class A Shares and 1.00% of average daily net assets for Class C Shares.

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

	Unconstrained Emerging Markets Bond Fund
	Year Ended December 31, 2016	Year Ended December 31, 2015
Class A
Shares sold	550,603	875,358
Shares reinvested	38,014	135,498
Shares redeemed	(1,082,257)	(3,762,063)
Net decrease	(493,640)	(2,751,207)
Class C
Shares sold	73,145	141,273
Shares reinvested	16,470	34,264
Shares redeemed	(241,195)	(444,065)
Net decrease	(151,580)	(268,528)
Class I
Shares sold	120,375	7,758,465
Shares reinvested	32,070	368,725
Shares redeemed	(7,528,594)	(5,118,242)
Net increase (decrease)	(7,376,149)	3,008,948
Class Y
Shares sold	1,486,652	4,492,187
Shares reinvested	81,377	319,704
Shares redeemed	(1,576,154)	(7,235,047)
Net decrease	(8,125)	(2,423,156)

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2016, the average daily loan balance during the 35 day period for which a loan was outstanding amounted to $5,477,633 and the average interest rate was

33

UNCONSTRAINED EMERGING MARKETS BOND FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

1.71%. At Year ended December 31, 2016, the Fund had no borrowings under the Facility.

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Fund’s ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Fund’s ability to meet its obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

34

The following dividends from net investment income were declared and paid by the Fund subsequent to December 31, 2016:

	Ex-Date	Record Date	Payable Date	Per Share
Class A	1/23/17	1/20/17	1/23/17	$0.020
Class C	1/23/17	1/20/17	1/23/17	$0.020
Class I	1/23/17	1/20/17	1/23/17	$0.020
Class Y	1/23/17	1/20/17	1/23/17	$0.020

Class A	2/22/17	2/21/17	2/22/17	$0.034
Class C	2/22/17	2/21/17	2/22/17	$0.034
Class I	2/22/17	2/21/17	2/22/17	$0.034
Class Y	2/22/17	2/21/17	2/22/17	$0.034
35

UNCONSTRAINED EMERGING MARKETS BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of VanEck Funds and
Shareholders of Unconstrained Emerging Markets Bond Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Unconstrained Emerging Markets Bond Fund (one of the series constituting VanEck Funds) (the “Fund”) as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Unconstrained Emerging Markets Bond Fund (one of the series constituting VanEck Funds) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

36

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2016 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$64,955	$7.920,255
37

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	12	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).
38

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	70	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	70	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014.	12	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
39

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).
40

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
41

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	UEMBAR

ANNUAL REPORT
December 31, 2016

VanEck Funds

VanEck NDR Managed Allocation Fund

800.826.2333	vaneck.com

The information contained in this shareholder letter represents the personal opinions of the investment team members and may differ from those of other portfolio managers or of the firm as a whole. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. Also, unless otherwise specifically noted, any discussion of the Fund’s holdings, the Fund’s performance, and the views of the investment team members are as of December 31, 2016.

PRIVACY NOTICE
(unaudited)

FACTS	WHAT DOES VANECK DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

  ■  Social Security number and account balances

  ■  assets and payment history

  ■  risk tolerance and transaction history

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons VanEck chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does VanEck share?	Can you limit this sharing?	To limit our sharing	Questions?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No	Call us at 800.826.2333. Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.	800.826.2333
For our marketing purposes—to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share

PRIVACY NOTICE
(unaudited) (continued)

Who we are
Who is providing this notice?	Van Eck Associates Corporation, its affiliates and funds sponsored or managed by Van Eck (collectively “VanEck”).
What we do
How does VanEck protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does VanEck collect my personal information?	We collect your personal information, for example, when you
■ open an account or give us your income information
■ provide employment information or give us your contact information
■ tell us about your investment or retirement portfolio
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes—information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account—unless you tell us otherwise.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a VanEck name such as Van Eck Securities Corporation and others such as MV Index Solutions GmbH.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ VanEck does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ Our joint marketing partners include financial services companies.
Other important information
California Residents—In accordance with California law, we will not share information we collect about California residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We also will limit the sharing of information about you with our affiliates to the extent required by applicable California law.
Vermont Residents—In accordance with Vermont law, we will not share information we collect about Vermont residents with nonaffiliates except as permitted by law, such as with the consent of the customer or to service the customer’s accounts. We will not share creditworthiness information about Vermont residents among VanEck’s affiliates except with the authorization or consent of the Vermont resident.

VANECK NDR MANAGED ALLOCATION FUND

December 31, 2016 (unaudited)

Dear Shareholder,

The VanEck NDR Managed Allocation Fund (the “Fund”) returned 5.27% (Class A shares, excluding sales charge) for the period from its inception, May 11, 2016, to December 31, 2016. Over this period, the Fund outperformed its benchmark,1 comprised of 60% MSCI All Country World Index and 40% Bloomberg Barclays US Aggregate Bond Index, which returned 4.11%. This was due, in large part, to the Fund’s allocation to stocks over bonds and cash over much of the period.

The Fund tactically adjusts its asset class exposures across global stocks, U.S. fixed income, and cash using an objective investment process driven by macroeconomic, fundamental, and technical indicators developed by Ned Davis Research (NDR).

The model that drives the Fund’s asset class exposures allows the weight-of-the-evidence to determine: (1) broad asset class positioning; (2) regional equity positioning; and (3) U.S. market capitalization and style positioning.

Fund Review Relative to Neutral Positioning

The Fund’s asset class positioning2 across global equities, U.S. fixed income, and cash was the largest contributor to performance. The Fund turned decidedly bullish on stocks over bonds in September, with over an 80% allocation to global stocks. It maintained various levels of bullishness leading up to and following the U.S. presidential election. The returns from the Fund’s equity weighting over this period was a significant contributor to performance as global stocks rallied and bond prices fell from election night on November through the end of the year.

The Fund’s regional equity positioning also contributed positively to performance. The Fund benefited from its overweight positions relative to the benchmark in Pacific ex Japan and Canada, and also maintained underweight positions in the U.K. and Europe ex U.K.

Entering June, the Fund had no exposure to the U.K. On June 23, shortly after the Fund launched, voters in the U.K. unexpectedly chose to leave the European Union in its Brexit vote. This was a shock, as most polls were predicting a vote to “remain”. When the “leave” vote won, the markets reacted violently. In the two days after the vote, U.K. stocks plunged 16.56% and concerns over the fallout dragged the global markets down 7.20%.

1

VANECK NDR MANAGED ALLOCATION FUND

(unaudited) (continued)

The U.S. market cap positioning was the Fund’s largest detractor to performance. The Fund maintained an underweight exposure to small-cap stocks relative to large-cap stocks. This hurt performance as the Fund’s small-cap holdings meaningfully outperformed its large-cap holdings. The U.S. style positioning was a positive contributor to performance as the Fund’s value positions outperformed its growth positions.

Outlook

We don’t expect our game plan for 2017 to change. We invest based on the weight-of-the-evidence process, utilizing macroeconomic, fundamental, and technical indicators. Following this objective approach eliminates the emotional issues that tend to hurt many investors. During periods of stress, humans often do the wrong thing at the worst possible time.

We are strong advocates of a dynamic approach to asset allocation. Static asset allocations can lock investors into falling markets. The Fund is dynamic and nimble, with the ability to adapt quickly to changing market environments. We believe that by taking the approach we do, the Fund offers investors the ability to thrive in all market conditions.

All mutual funds are subject to market risk, including possible loss of principal. Because the Fund is a “fund-of-funds,” an investor will indirectly bear the principal risks of the exchange-traded products in which it invests, including but not limited to, risks associated with smaller companies, foreign securities, emerging markets, debt securities, commodities, and derivatives. The Fund will bear its share of the fees and expenses of the exchange-traded products. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in an exchange-traded product. Because the Fund invests in exchange-traded products, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an exchange-traded product’s shares may be higher or lower than the value of its underlying assets, there may be a lack of liquidity in the shares of the exchange-traded product, or trading may be halted by the exchange on which they trade. Principal risks of investing in foreign securities include changes in currency rates, foreign taxation and differences in auditing and other financial standards. Debt securities may be subject to credit risk and interest rate risk. Investments in debt securities typically decrease in value when interest rates rise. Because Van Eck Associates Corporation relies heavily on third party quantitative

2

models, the Fund is also subject to model and data risk. For a description of these and other risk considerations, please refer to the Fund’s prospectus and summary prospectus, which should be read carefully before you invest.

We appreciate your investment in the VanEck NDR Managed Allocation Fund, and we look forward to helping you meet your investment goals in the future.

David Schassler	John Lau
Portfolio Manager	Deputy Portfolio Manager

January 20, 2017

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

[1]	The Fund’s benchmark is a blended index consisting of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. The MSCI ACWI captures large- and mid-cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI benchmark is a gross return index which reinvests as much as possible of a company’s gross dividend distributions. The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and collateralized mortgage-backed securities.

[2]	Global stocks are measured by the MSCI ACWI and U.S. bonds are measured by the Bloomberg Barclays US Aggregate Bond Index. Large-cap stocks are measured by the Russell 1000 Index, an index of the largest 1,000 companies in the Russell 3000 Index. The Russell 1000 Index comprises over 90% of the total market capitalization of all
3

VANECK NDR MANAGED ALLOCATION FUND

(unaudited) (continued)

listed U.S. stocks. Small-cap stocks are measured by the Russell 2000 Index, an index which measures the performance of the smallest 2,000 companies within the Russell 3000 Index. Value stocks are measured by the Russell 3000 Value Index, a market-capitalization weighted equity index based on the Russell 3000 Index, which measures how U.S. stocks in the equity value segment perform. Included in the Russell 3000 Value Index are stocks from the Russell 3000 Index with lower price-to-book ratios and lower expected growth rates. Growth stocks are measured by the Russell 3000 Growth Index, a market capitalization weighted index based on the Russell 3000 Index. The Russell 3000 Growth Index includes companies that display signs of above average growth. Companies within the Russell 3000 that exhibit higher price-to-book and forecasted earnings are used to form the Russell 3000 Growth Index.

4

PERFORMANCE COMPARISON

December 31, 2016 (unaudited)

	Class A-NDRMX	Class A-NDRMX	60% MSCI ACWI
Total Return	After Maximum	Before	40% BB US
12/31/16	Sales Charge	Sales Charge	Agg Bond
Life*	(0.77)%	5.27%	4.11%

	Class I-NDRUX	Class I-NDRUX	60% MSCI ACWI
Total Return	After Maximum	Before	40% BB US
12/31/16	Sales Charge	Sales Charge	Agg Bond
Life*	n/a	5.47%	4.11%

	Class Y-NDRYX	Class Y-NDRYX	60% MSCI ACWI
Total Return	After Maximum	Before	40% BB US
12/31/16	Sales Charge	Sales Charge	Agg Bond
Life*	n/a	5.43%	4.11%

* Inception date for the Fund was 5/11/16.

The performance quoted represents past performance. Past performance does not guarantee future results; current performance may be lower or higher than the performance data quoted. Investment return and value of shares of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance information reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. Performance information current to the most recent month end is available by calling 800.826.2333 or by visiting vaneck.com.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made.

The 60/40 benchmark (Index) is a blended index consisting of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays US Aggregate Bond Index. MSCI All Country World Index (ACWI) captures large- and mid-capitalization representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries and covers approximately 85% of the global investable equity opportunity set. The MSCI benchmark is a gross return index which reinvests as much as possible of a company’s gross dividend distributions. Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. This includes U.S. Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities.

5

EXPLANATION OF EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including program fees on purchase payments; and (2) ongoing costs, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2016 to December 31, 2016.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees on purchase payments. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

7

VANECK NDR MANAGED ALLOCATION FUND

EXPLANATION OF EXPENSES

(unaudited) (continued)

				Expenses Paid
		Ending	Annualized	During the Period*
	Beginning	Account Value	Expense	July 1, 2016 -
	Account Value	December 31,	Ratio During	December 31,
	July 1, 2016	2016	Period	2016
Class A
Actual	$1,000.00	$1,035.00	1.15%	$5.88
Hypothetical**	$1,000.00	$1,019.36	1.15%	$5.84
Class I
Actual	$1,000.00	$1,036.50	0.85%	$4.35
Hypothetical**	$1,000.00	$1,020.86	0.85%	$4.32
Class Y
Actual	$1,000.00	$1,036.10	0.90%	$4.61
Hypothetical**	$1,000.00	$1,020.61	0.90%	$4.57

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2016), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of the days in the fiscal year (to reflect the one-half year period).

**	Assumes annual return of 5% before expenses
8

SCHEDULE OF INVESTMENTS

December 31, 2016

Number
of Shares		Value

EXCHANGE TRADED FUNDS: 90.7%
4,457	iShares Barclays Aggregate Bond Fund	$481,623
54,502	iShares MSCI Canada ETF	1,425,227
12,031	iShares MSCI Eurozone ETF	416,273
11,411	iShares MSCI Japan ETF	557,541
1,322	iShares MSCI South Korea Capped ETF	70,357
3,377	iShares MSCI Switzerland Capped ETF	99,486
9,222	iShares Russell 1000 Growth Index Fund	967,388
23,845	iShares Russell 1000 Value ETF	2,671,355
772	iShares Russell 2000 Growth ETF	118,842
Number
of Shares		Value

EXCHANGE TRADED FUNDS: (continued)
2,792	iShares Russell 2000 Value ETF	$332,081
11,591	Vanguard FTSE Emerging Markets ETF	414,726
5,965	Vanguard Total Bond Market ETF	481,912
Total Exchange Traded Funds (Cost: $7,787,495)		8,036,811
MONEY MARKET FUND: 9.3% (Cost: $820,552)
820,552	AIM Treasury Portfolio — Institutional Class	820,552
Total Investments: 100.0% (Cost: $8,608,047)		8,857,363
Liabilities in excess of other assets: (0.0)%		(607)
NET ASSETS: 100.0%		$8,856,756

Summary of Investments by Sector (unaudited)	% of Investments	Value
Exchange Traded Funds	90.7%	$8,036,811
Money Market Fund	9.3	820,552
	100.0%	$8,857,363

The summary of inputs used to value the Fund’s investments as of December 31, 2016 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Exchange Traded Funds	$8,036,811	$—	$—	$8,036,811
Money Market Fund	820,552	—	—	820,552
Total	$8,857,363	$—	$—	$8,857,363

There were no transfers between levels during the year ended December 31, 2016.

See Notes to Financial Statements

9

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

Assets:
Investments, at value (Cost $8,608,047)	$8,857,363
Receivables:
Shares of beneficial interest sold	32,746
Dividends and interest	156
Prepaid expenses	131
Total assets	8,890,396
Liabilities:
Payables:
Due to Adviser	2,222
Due to Distributor	775
Deferred Trustee fees	135
Accrued expenses	30,508
Total liabilities	33,640
NET ASSETS	$8,856,756
Class A Shares:
Net Assets	$3,724,084
Shares of beneficial interest outstanding	143,407
Net asset value and redemption price per share	$25.97
Maximum offering price per share (Net asset value per share ÷ 94.25%)	$27.55
Class I Shares:
Net Assets	$3,284,677
Shares of beneficial interest outstanding	126,235
Net asset value, offering and redemption price per share	$26.02
Class Y Shares:
Net Assets	$1,847,995
Shares of beneficial interest outstanding	71,044
Net asset value, offering and redemption price per share	$26.01
Net Assets consist of:
Aggregate paid in capital	$8,691,527
Net unrealized appreciation	249,316
Accumulated net investment loss	(135)
Accumulated net realized loss	(83,952)
$8,856,756

See Notes to Financial Statements

10

STATEMENT OF OPERATIONS

For the Period May 11, 2016 (a) through December 31, 2016

Income:
Dividends	$126,624
Expenses:
Management fees	34,847
Distribution fees—Class A	3,935
Transfer agent fees—Class A	1,145
Transfer agent fees—Class I	1,083
Transfer agent fees—Class Y	1,074
Custodian fees	1,691
Professional fees	21,298
Registration fees—Class A	7,000
Registration fees—Class I	7,000
Registration fees—Class Y	7,000
Reports to shareholders	23,393
Insurance	125
Trustees’ fees and expenses	1,124
Interest	11
Other	2,997
Total expenses	113,723
Waiver of management fees	(34,847)
Expenses assumed by the Adviser	(36,549)
Net expenses	42,327
Net investment income	84,297
Net realized gain (loss) on:
Investments	(665)
Net change in unrealized appreciation on:
Investments	249,316
Net Increase in Net Assets Resulting from Operations	$332,948

(a)	Commencement of Operations

See Notes to Financial Statements

11

VANECK NDR MANAGED ALLOCATION FUND

STATEMENT OF CHANGES IN NET ASSETS

For the Period May 11, 2016 (a) through December 31, 2016
Operations:
Net investment income	$84,297
Net realized loss	(665)
Net change in unrealized appreciation	249,316
Net increase in net assets resulting from operations	332,948
Dividends and Distributions to shareholders from:
Net investment income
Class A Shares	(35,608)
Class I Shares	(30,943)
Class Y Shares	(17,685)
(84,236)
Net realized gains
Class A Shares	(35,238)
Class I Shares	(30,699)
Class Y Shares	(17,546)
(83,483)
Total dividends and distributions	(167,719)
Share transactions:
Proceeds from sale of shares
Class A Shares	3,648,598
Class I Shares	3,151,596
Class Y Shares	1,872,048
8,672,242
Reinvestment of dividends and distributions
Class A Shares	70,847
Class I Shares	61,642
Class Y Shares	35,230
167,719
Cost of shares redeemed
Class A Shares	(34,291)
Class I Shares	(20,708)
Class Y Shares	(93,435)
(148,434)
Net increase in net assets resulting from share transactions	8,691,527
Total increase in net assets	8,856,756
Net Assets:
Beginning of period	—

End of year #	$8,856,756
# Including accumulated net investment loss	$(135)

(a)	Commencement of operations

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class A
	For the Period May 11, 2016 (a) through December 31, 2016
Net asset value, beginning of period	$25.15
Income from investment operations:
Net investment income	0.20
Net realized and unrealized gain on investments	1.12
Total from investment operations	1.32
Less dividends and distributions from:
Net investment income	(0.25)
Net realized gains	(0.25)
Total dividends and distributions	(0.50)
Net asset value, end of period	$25.97
Total return (b)	5.27	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,724
Ratio of gross expenses to average net assets (e)	2.67	%(d)
Ratio of net expenses to average net assets (e)	1.15	%(d)
Ratio of net expenses, excluding interest expense, to average net assets (e)	1.15	%(d)
Ratio of net investment income to average net assets (e)	1.79	%(d)
Portfolio turnover rate	140	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

13

VANECK NDR MANAGED ALLOCATION FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class I
	For the Period May 11, 2016 (a) through December 31, 2016
Net asset value, beginning of period	$25.15
Income from investment operations:
Net investment income	0.30
Net realized and unrealized gain on investments	1.07
Total from investment operations	1.37
Less dividends and distributions from:
Net investment income	(0.25)
Net realized gains	(0.25)
Total dividends and distributions	(0.50)
Net asset value, end of period	$26.02
Total return (b)	5.47	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$3,285
Ratio of gross expenses to average net assets (e)	2.40	%(d)
Ratio of net expenses to average net assets (e)	0.85	%(d)
Ratio of net expenses, excluding interest expense, to average net assets (e)	0.85	%(d)
Ratio of net investment income to average net assets (e)	1.95	%(d)
Portfolio turnover rate	140	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

14

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Class Y
	For the Period May 11, 2016 (a) through December 31, 2016
Net asset value, beginning of period	$25.15
Income from investment operations:
Net investment income	0.27
Net realized and unrealized gain on investments	1.09
Total from investment operations	1.36
Less dividends and distributions from:
Net investment income	(0.25)
Net realized gains	(0.25)
Total dividends and distributions	(0.50)
Net asset value, end of period	$26.01
Totall return (b)	5.43	%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$1,848
Ratio of gross expenses to average net assets (e)	2.90	%(d)
Ratio of net expenses to average net assets (e)	0.90	%(d)
Ratio of net expenses, excluding interest expense, to average net assets (e)	0.90	%(d)
Ratio of net investment income to average net assets (e)	2.12	%(d)
Portfolio turnover rate	140	%(c)
(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not annualized.
(d)	Annualized.
(e)	The ratios presented do not reflect the Fund’s proportionate share of income and expenses from the Fund’s investments in underlying funds.

See Notes to Financial Statements

15

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016

Note 1—Fund Organization—Van Eck Funds (the “Trust”) (formerly known as Van Eck Funds) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on April 3, 1985. The NDR Managed Allocation Fund (the “Fund”) is a diversified series of the Trust and seeks to achieve its investment objective by investing in exchange traded products using a customized version of a global tactical asset allocation model developed by Ned Davis Research, Inc. The Fund currently offers three classes of shares: Class A, I and Y Shares. Each share class represents an interest in the same portfolio of investments of the Fund and is substantially the same in all respects, except that the classes are subject to different distribution fees and sales charges. Class I and Y Shares are sold without a sales charge; Class A Shares sold subject to a front-end sales charge. The Fund commenced operations on May 11, 2016.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Fund is an investment company and is following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund.

A.	Security Valuation—The Fund values its investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Exchange traded funds as well as closed-end publicly listed fund investments are valued at their official market closing price and are categorized as Level 1 in the fair value hierarchy (as described below). Money market fund investments are valued at net asset value and are classified as Level 1 in the fair value hierarchy. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent
16

these securities are actively traded they are categorized as Level 1 in the fair value hierarchy. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates market value. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of Van Eck Associates Corporation (“the Adviser”). The Pricing Committee provides oversight of the Fund’s valuation policies and procedures, which are approved by the Fund’s Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities, dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Fund may realize upon sale of an investment may differ materially from the value presented on the Schedule of Investments.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
17

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Fund’s investments, and transfers between levels are located in the Schedule of Investments. Additionally, tables that reconcile the valuation of the Fund’s Level 3 investments, and that present additional information about the valuation methodologies and unobservable inputs into those Level 3 investments, if applicable, are located in the Schedule of Investments.

B.	Federal Income Taxes—It is the Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Restricted Securities—The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Schedule of Investments.

E.	Other—Security transactions are accounted for on trade date. Realized gains and losses are calculated on the specific identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premiums and discounts, is accrued as earned. Income, expenses (excluding class-specific expenses), realized and unrealized gains (losses) are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

In the normal course of business, the Fund enters into contracts that contain a variety of general indemnifications. The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may
18

be made against the Fund that have not yet occurred. However, the investment adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Fund. The Adviser receives a management fee, calculated daily and payable monthly based on annual rate of 0.80% of the Fund’s average daily net assets. The Adviser has agreed, through May 1, 2018, to voluntarily waive management fees and assume expenses to prevent the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest expense, trading expenses, interest and dividend payments on securities sold short, taxes and extraordinary expenses) from exceeding the expense limitations listed in the table below.

The current expense limitations and the amounts waived/assumed by the Adviser for the period ended December 31, 2016, are as follows:

	Expense Limitation	Waiver of Management Fees	Expenses Assumed by the Adviser
Class A	1.15%	$12,609	$11,472
Class I	0.85	15,212	14,415
Class Y	0.90	7,026	10,662

For the period ended December 31, 2016, Van Eck Securities Corporation (the “Distributor”), and affiliate and wholly-owned subsidiary of the Adviser, received a total of $2,738 in sales loads relating to the sale of shares of the Fund, of which $2,376 was reallowed to broker/dealers and the remaining $362 was retained by the Distributor.

Certain officers of the Trust are officers, directors or stockholders of the Adviser and Van Eck Securities Corporation (the “Distributor”).

Note 4—Investments—For the period ended December 31, 2016, the cost of purchases and proceeds from sales of investments, excluding U.S. government securities and short-term obligations, aggregated $17,420,156 and $9,631,995, respectively.

Note 5—Income Taxes—For Federal income tax purposes, the identified cost of investments owned at December 31, 2016 was $8,641,358 and net unrealized appreciation aggregated to $216,005 of which $276,126 related to appreciated securities and $60,121 related to depreciated securities.

19

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2016 (continued)

At December 31, 2016, the components of accumulated earnings (deficit), on a tax basis, were as follows:

Undistributed ordinary income	$—
Accumulated capital losses	—
Qualified late-year losses	(50,642)
Other temporary difference	(135)
Unrealized appreciation	216,006
Total	$165,229

The tax character of dividends and distributions paid to shareholders was as follows:

Period Ended December 31, 2016
Ordinary income*	$167,719

*	includes short-term capital gains

Net qualified late-year losses incurred after October 31, 2016 and within the taxable year, are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2016, the Fund intends to defer to January 1, 2017 for federal tax purpose qualified late year losses as follows:

Late-Year Ordinary Losses	Post-October Capital Losses
$—	$50,642

During the period ended December 31, 2016, as a result of permanent book to tax differences, the Fund decreased undistributed net investment income by $196 and decreased accumulated net realized loss on investments by $196. Net assets were not affected by this reclassification. These differences are primarily due to investments in other regulated investment companies and distribution reclass.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s current tax year. Therefore, no provision for income tax is required in the Fund’s financial statements.

The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense on the Statement of Operations. During the period ended December 31, 2016, the Fund did not incur any interest or penalties.

20

Note 6—Concentration of Risk—The Fund may concentrate its investments in exchange traded products that invest directly in, or have exposure to, equity and debt securities, as well as other asset categories such as commodities and derivative instruments. Such investments may subject the exchange traded product to greater volatility than investments in traditional securities. The Fund may indirectly own foreign securities. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, less reliable information about issuers, different securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers. The Fund may invest in debt securities which are rated below investment grade by rating agencies. Such securities involve more risk of default than higher rated securities and are subject to greater price variability.

At December 31, 2016, the Adviser owned approximately 35% of Class A, 79% of Class I, and 70% of Class Y.

Note 7—12b-1 Plan of Distribution—Pursuant to a Rule 12b-1 Plan of Distribution (the “Plan”), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and serviced shareholder accounts and payments to the Distributor, for reimbursement of other actual promotion and distribution expenses incurred by the Distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to 0.25% of average daily net assets for Class A Shares.

21

VANECK NDR MANAGED ALLOCATION FUND

NOTES TO FINANCIAL STATEMENTS

(continued)

Note 8—Shareholder Transactions—Shares of beneficial interest issued, reinvested and redeemed (unlimited number of $.001 par value shares authorized):

For the Period May 11, 2016* through December 31, 2016

Class A
Shares sold	141,999
Shares reinvested	2,724
Shares redeemed	(1,316)
Net increase	143,407
Class I
Shares sold	124,663
Shares reinvested	2,363
Shares redeemed	(791)
Net increase	126,235
Class Y
Shares sold	73,311
Shares reinvested	1,351
Shares redeemed	(3,618)
Net increase	71,044

*	Commencement of operations

Note 9—Bank Line of Credit—The Trust participates with VanEck VIP Funds (collectively the “VE/VIP Funds”) in a $30 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the participating Fund and other temporary or emergency purposes. The participating VE/VIP Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the participating VE/VIP Funds at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2016, the average daily loan balance during the 3 day period for which a loan was outstanding amounted to $78,551 and the average interest rate was 1.77%. At December 31, 2016, the Fund had no outstanding borrowings under the Facility.

22

Note 10—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Deferred Plan”), for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in eligible shares of the VE/VIP Funds as directed by the Trustees.

The expense for the Deferred Plan is included in “Trustees’ fees and expenses” in the Statement of Operations. The liability for the Deferred Plan is shown as “Deferred Trustee fees” in the Statement of Assets and Liabilities.

Note 11—Recent Accounting Pronouncements and Regulatory Requirements—The Fund adopted Accounting Standards Update No. 2014-15 (“ASU 2014-15”), Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which requires management to assess the Fund’s ability to continue as a going concern and to provide related disclosures in certain circumstances. Under the new standard, disclosures are required when conditions give rise to substantial doubt about a company’s ability to continue as a going concern within one year from the financial statement issuance date. Based on management’s evaluation, there are no conditions or events that could adversely affect the Fund’s ability to meet its obligations within one year after the date the financial statements are issued. Accordingly, no disclosures are required specific to going concern uncertainties in the Fund’s financial statements.

In October 2016, the Securities and Exchange Commission (the “SEC”) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule, which introduces two new regulatory reporting forms for investment companies-Form N-PORT and Form N-CEN-also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Portfolio’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Note 12—Subsequent Event Review—The Fund has evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

23

VANECK NDR MANAGED ALLOCATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of VanEck Funds and Shareholders of the VanEck NDR Managed Allocation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VanEck NDR Managed Allocation Fund (one of the series constituting VanEck Funds) (the “Fund”) as of December 31, 2016, and the related statement of operations for the period May 11, 2016 (commencement of operations) through December 31, 2016, the statement of changes in net assets and the financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VanEck NDR Managed Allocation Fund (one of the series constituting VanEck Funds) at December 31, 2016, the results of its operations for the period May 11, 2016 (commencement of operations) through December 31, 2016, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 27, 2017

24

TAX INFORMATION

(unaudited)

The Fund intends to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during the fiscal year 2016 by the Fund was shown below.

Fund Foreign Tax Credits	Gross Foreign Source Income
$2,893	$49,709

For the 2016 fiscal year, 21.64% of the ordinary income dividends paid by the Fund qualified for the Corporate Dividends Received Deduction.

25

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited)

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

Independent Trustees:

Jon Lukomnik 1956 (A)(G)	Trustee since March 2006	Managing Partner, Sinclair Capital LLC (consulting firm), 2000 to present; Executive Director, Investor Responsibility Research Center Institute, 2008 to present.	12	Member of the Deloitte Audit Quality Advisory Committee; Chairman of the Advisory Committee of Legion Partners; Member of the Standing Advisory Group to the Public Company Accounting Oversight Board; formerly Chairman of the Board of the New York Classical Theatre; formerly Director of The Governance Fund, LLC.

Jane DiRenzo Pigott 1957 (A)(G)	Trustee since July 2007; Currently, Chairperson of the Governance Committee	Managing Director, R3 Group LLC (consulting firm), 2002 to present.	12	Formerly, Director and Chair of Audit Committee of 3E Company (environmental services); formerly Director of MetLife Investment Funds, Inc.

Wayne H. Shaner 1947 (A)(G)	Trustee since March 2006	Managing Partner, Rockledge Partners LLC, 2003 to present (investment adviser); Public Member of the Investment Committee, Maryland State Retirement System, 1991 to 2014.	12	Director, The Torray Funds (1 portfolio), since 1993 (Chairman of the Board since December 2005).

26

Trustee’s Name, Address(1) and Year of Birth	Position(s) Held With Trust, Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen By Trustee	Other Directorships Held Outside The Fund Complex(3) During The Past Five Years

R. Alastair Short 1953 (A)(G)	Trustee since June 2004; Currently, Vice Chairperson of the Board and Chairperson of the Audit Committee	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Ltd. (asset management firm), September 2007 to September 2008.	70	Chairman and Independent Director, EULAV Asset Management; Independent Director, Tremont offshore funds; Director, Kenyon Review; formerly Director of The Medici Archive Project.

Richard D. Stamberger 1959 (A)(G)	Trustee since 1995; Currently, Chairperson of the Board	Director, President and CEO, SmartBrief, Inc. (business media company), 1999 to present.	70	Director, SmartBrief, Inc.; Director, Food and Friends, Inc.

Robert L. Stelzl 1945 (A)(G)	Trustee since July 2007	President, Rivas Capital, Inc. (real estate property management services company), 2004 to present; Co-Trustee, the estate of Donald Koll, 2012 to present; Trustee, Robert D. MacDonald Trust, 2015 to present; Trustee, Joslyn Family Trusts, 2003 to 2014.	12	Director and Chairman, Brookfield Properties, Inc. and Brookfield Residential Properties, Inc.

(1)	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
(2)	Each Trustee serves until resignation, death, retirement or removal. The Board established a mandatory retirement policy applicable to all Independent Trustees, which provides that Independent Trustees shall resign from the Board on December 31 of the year such Trustee reaches the age of 75.
(3)	The Fund Complex consists of VanEck Funds, VanEck VIP Trust and VanEck Vectors ETF Trust.
(A)	Member of the Audit Committee.
(G)	Member of the Governance Committee.
27

VANECK FUNDS

BOARD OF TRUSTEES AND OFFICERS

December 31, 2016 (unaudited) (continued)

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President of the Adviser (since 2008); Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 1996	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Since 2009 (Treasurer); since 2012 (Vice President, Chief Financial Officer and Principal Accounting Officer)	Vice President of Portfolio Administration of the Adviser (since 2009); Vice President of Van Eck Securities Corporation (VESC) and Van Eck Absolute Return Advisers (VEARA) (since 2009); Officer of other investment companies advised by the Adviser.

Susan C. Lashley, 1955	Vice President	Since 1998	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Vice President (since 2016), Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since 2014	Manager, Portfolio Administration of the Adviser, VESC and VEARA (since 2010); Vice President of J.P. Morgan Financial Reporting and Fund Administration (2002-2010).

28

Officer’s Name, Address(1) And Year of Birth	Position(s) Held With Trust	Term of Office And Length of Time Served(2)	Principal Occupations During The Past Five Years

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Since 2006 (Vice President and until 2014, also Assistant Secretary); since 2014 (Secretary and Chief Legal Officer)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (2006-2014); Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 1985	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President of HSBC Global Asset Management North America (August 2010-September 2013); Chief Compliance Officer of Babcock & Brown LP North America (July 2008-June 2010).

Jan F. van Eck, 1963	Chief Executive Officer and President	Since 2005 (serves as Chief Executive Officer and President since 2010, prior thereto, served as Executive Vice President)	President, Director and Owner of the Adviser (since July 1993); Executive Vice President of the Adviser (January 1985-October 2010); Director (since November 1985), President (since October 2010) and Executive Vice President (June 1991-October 2010) of VESC; Director and President of VEARA (since May 1997); Trustee (since 2006), President and Chief Executive Officer of Market Vectors ETF Trust (since 2009); Officer of other investment companies advised by the Adviser.

(1)	The address for each Executive Officer is 666 Third Avenue, 9th Floor, New York, NY 10017.
(2)	Officers are elected yearly by the Board.
29

This report is intended for the Fund’s shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the Fund’s prospectus and summary prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about VanEck Funds (the “Trust”) Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 800.826.2333, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at https://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at https://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Fund’s complete schedule of portfolio holdings is also available by calling 800.826.2333 or by visiting vaneck.com.

Investment Adviser:	Van Eck Associates Corporation
Distributor:	Van Eck Securities Corporation
	666 Third Avenue, New York, NY 10017
	vaneck.com
Account Assistance:	800.544.4653	NDRAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that R. Alastair Short, member of the Audit and Governance Committees, is an "audit committee financial expert" and "independent" as such terms are defined in the instructions to Form N-CSR Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2016 and
     December 31, 2015, were $266,167 and $227,170, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2016 and December 31, 2015, were $100,677 and $36,810, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of six Independent Trustees. Messrs. Lukomnik, Shaner, Short,
     Stamberger and Stelzl and Ms. Pigott currently serve as members of the Audit
     Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) VanEck Funds

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 10, 2017
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 10, 2017
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 10, 2017
     ----------------